As filed with the Securities and Exchange Commission on April 17, 2015

Registration No. 033-87276; 811-05006

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 26

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 24

Penn Mutual Variable Life Account I

(Exact name of trust)

THE PENN MUTUAL LIFE INSURANCE COMPANY

(Name of depositor)

600 Dresher Road

Horsham, Pennsylvania 19044

(Complete address of depositor’s principal executive offices)

Kevin T. Reynolds

Senior Vice President and Chief Legal Officer

The Penn Mutual Life Insurance Company

600 Dresher Road

Horsham, PA 19044

(Name and complete address of agent for service)

Copy to:

Michael Berenson

Morgan, Lewis & Bockius LLP

2020 K Street, NW

Washington, DC 20006

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485.
☒	On May 1, 2015 pursuant to paragraph (b) of Rule 485.
☐	60 days after filing pursuant to paragraph (a) of Rule 485.
☐	On (date) pursuant to paragraph (a) of Rule 485.

PennMutual

Prospectus

Penn Mutual
Variable Life Account I

May 1, 2015

Survivorship Growth℠
Variable Universal Life Insurance

PROSPECTUS

FOR

SURVIVORSHIP GROWTH VUL

a last survivor flexible premium adjustable variable life insurance policy issued by

THE PENN MUTUAL LIFE INSURANCE COMPANY

and funded through

PENN MUTUAL VARIABLE LIFE ACCOUNT I

The Penn Mutual Life Insurance Company

Philadelphia, PA 19172

800-523-0650

The Policy provides life insurance on two insureds and a cash surrender value that varies with the investment performance of one or more of the funds set forth below. The Policy also provides a fixed account in which amounts may be held to accumulate interest. The life insurance (or death benefit) provided under the Policy will never be less than the amount specified in the Policy.

Penn Series Funds, Inc.	Manager
Money Market Fund	Penn Mutual Asset Management, Inc.
Limited Maturity Bond Fund	Penn Mutual Asset Management, Inc.
Quality Bond Fund	Penn Mutual Asset Management, Inc.
High Yield Bond Fund	T. Rowe Price Associates, Inc.
Flexibly Managed Fund	T. Rowe Price Associates, Inc.
Balanced Fund	Penn Mutual Asset Management, Inc.
Large Growth Stock Fund	T. Rowe Price Associates, Inc.
Large Cap Growth Fund	MFS Investment Management
Large Core Growth Fund	Wells Capital Management Incorporated
Large Cap Value Fund	Loomis, Sayles & Company, L.P.
Large Core Value Fund	Eaton Vance Management
Index 500 Fund	SSgA Funds Management, Inc
Mid Cap Growth Fund	Ivy Investment Management Company
Mid Cap Value Fund	Neuberger Berman Management Inc.
Mid Core Value Fund	American Century Investment Management, Inc.
SMID Cap Growth Fund	Wells Capital Management Incorporated
SMID Cap Value Fund	AllianceBernstein L.P.
Small Cap Growth Fund	Janus Capital Management LLC
Small Cap Value Fund	Goldman Sachs Asset Management L.P.
Small Cap Index Fund	SSgA Funds Management, Inc.
Developed International Index Fund	SSgA Funds Management, Inc
International Equity Fund	Vontobel Asset Management, Inc.
Emerging Markets Equity Fund	Morgan Stanley Investment Management
Real Estate Securities Fund	Cohen & Steers Capital Management, Inc.
Aggressive Allocation Fund	Penn Mutual Asset Management, Inc.
Moderately Aggressive Allocation Fund	Penn Mutual Asset Management, Inc.
Moderate Allocation Fund	Penn Mutual Asset Management, Inc.
Moderately Conservative Allocation Fund	Penn Mutual Asset Management, Inc.
Conservative Allocation Fund	Penn Mutual Asset Management, Inc.

Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense,

May 1, 2015

GUIDE TO READING THIS PROSPECTUS

This prospectus contains information that you should know before you buy the Policy or exercise any of your rights under the Policy. The purpose of this prospectus is to provide information on the essential features and provisions of the Policy and the investment options available under the Policy. Your rights and obligations under the Policy are determined by the language of the Policy itself. When you receive your Policy, read it carefully.

The prospectus is arranged as follows:

•	Pages 3 to 4 provide a summary of the benefits and risks of the Policy.

•	Pages 5 to 12 provide tables showing fees and charges under the Policy.

•	Pages 12 to 14 provide tables showing fees and expenses of the funds underlying the Policy.

•	Pages 15 to 37 provide additional information about the Policy, in question and answer format.

•

Pages 38 to 40 provide information about The Penn Mutual Life Insurance Company (“Penn Mutual”), Penn Mutual Variable Life Account I (the “Separate Account”) and the underlying investment funds in which Policy reserves may be allocated.

•

Appendices A, B, C and D, which are at the end of the prospectus and are referred to in the answers to questions about the Policy, provide specific information and examples to help you understand how the Policy works.

**********

The Penn Series Funds prospectus that accompanies this prospectus contains important information that you should know about the investments that may be made under the Policy. You should read the relevant Penn Series Funds prospectus carefully before you invest.

SUMMARY OF THE BENEFITS AND RISKS OF THE POLICY

The following is a summary of the benefits and the risks of the Policy. Please read the entire Prospectus before you invest.

Benefit Summary

The Policy provides life insurance on two persons that you name. The value of your Policy will increase or decrease based upon the performance of the investment options you choose. The death benefit may also increase or decrease based on investment performance. In addition, the Policy allows you to allocate a part of your policy value to a fixed interest option where the value will accumulate interest.

Death Benefit — While the Policy is in effect, we will pay the beneficiary the death benefit less the amount of any outstanding loan when the last insured dies. We offer two different types of death benefit options under the Policy. You choose which one you want in the application.

Premium Flexibility — Amounts you pay to us under your Policy are called “premiums” or “premium payments.” Within limits, you can make premium payments when you wish. That is why the Policy is called a “flexible premium” Policy. Additional premiums may be paid in any amount and at any time. A premium must be at least $25.

Free Look Period — You have the right to cancel your Policy within 10 days after you receive it (or longer in some states). This is referred to as the “free look” period. To cancel your Policy, simply deliver or mail the Policy to our office or to our representative who delivered the Policy to you.

Seven Year No-Lapse Feature — Your Policy will remain in force during the first seven policy years, regardless of investment performance and your net cash surrender value, if the total premiums you have paid, less any partial surrenders you made, equal or exceed the “no-lapse premium” specified in your Policy, multiplied by the number of months the Policy has been in force. Policy distributions will affect the no-lapse guarantee and outstanding loans will nullify the no-lapse guarantee.

Investment Options — The Policy allows you to allocate your policy value to the different investment options listed on page 1 of this prospectus.

Fixed Interest Option — In addition to the investment options described above, the Policy allows you to allocate your policy value to a fixed interest account. The amount you allocate to the fixed interest account will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 3.0%.

Transfers — Within limitations, you may transfer investment amounts from one investment account to another, and to and from the fixed interest option. In addition, the Policy offers three automated transfer programs — two dollar cost averaging programs and one asset rebalancing program.

Loans — You may take a loan on your Policy. You may borrow up to 95% of your cash surrender value. The minimum amount you may borrow is $250. Interest charged on a policy loan is 4.0% and is payable at the end of each policy year. You may repay all or part of a loan at any time.

Surrenders and Withdrawals — You may surrender your Policy in full at any time. If you do, we will pay you the Policy value, less any Policy loan outstanding and less any surrender charge that then applies. This is called your “net cash surrender value.” In addition, you may make partial withdrawals (subject to limitations) from your net cash surrender value.

Taxes — Death benefits paid under life insurance policies are not subject to income tax. Investment gains from your Policy are not taxed as long as the gains remain in the Policy. If the Policy is not treated as a “modified endowment contract” under federal income tax law, depending on the policy year when the distribution is made, distributions from the Policy may be treated first as the return of investments in the Policy and then, only after the return of all investment in the Policy, as distribution of taxable income.

Riders — For an additional charge, Penn Mutual offers supplemental benefit riders that may be added to your Policy. If any of these riders are added, monthly charges for the supplemental benefits will be deducted from your policy value as part of the monthly deduction.

Risk Summary

Suitability — The Policy is designed to provide life insurance and should be used in conjunction with long-term financial planning. The Policy is not suitable as a short-term savings vehicle. You will pay a surrender charge should you surrender your Policy within the first 14 policy years.

Investment Performance — The value of your Policy, which is invested in underlying investment funds, will vary with the investment performance of the funds. There is risk that the investment performance of the funds that you select may be unfavorable or may not perform up to your expectations, which may decrease the value of your net cash surrender value. A comprehensive discussion of the investment risks of each of the investment funds may be found in the prospectus for each of the funds. Before allocating money to a fund, please read the prospectus for the fund carefully.

Lapse — Your Policy may terminate, or “lapse,” if the net cash surrender value of the Policy is not sufficient to pay policy charges (including payment of interest on any loan that may be outstanding under the Policy), the seven year no-lapse feature is not in effect, and you do not make additional premium payments necessary to keep the Policy in force. We will notify you of how much premium you will need to pay to keep the Policy in force. Subject to certain conditions, if the Policy terminates, you can apply to reinstate it within five years from the date of lapse if both insureds are alive or one died prior to lapse.

Access to Cash Value — If you fully surrender your Policy for cash within the first 14 policy years or within 14 years of an increase in the specified amount of insurance, you will incur a surrender charge at a rate specified for the year of surrender. Also, a partial surrender of your Policy for cash will be subject to an administrative charge. In addition, any increase to your specified amount will have a 14 year surrender charge schedule attached to it.

Taxes — The federal income tax law that applies to life insurance companies and to the Policy is complex and subject to change. Changes in the law could adversely affect the current tax advantages of purchasing the Policy. The information in this prospectus is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We reserve the right to make changes in the Policy in the event of a change in the tax law for the purpose of preserving the current tax treatment of the Policy. You may wish to consult counsel or other competent tax adviser for more complete information.

FEE TABLES

The following tables summarize fees and expenses that a policy owner may pay when buying, owning and surrendering the Policy.1 The table below describes the fees and expenses that a policy owner may pay at the time he or she buys the Policy, surrenders the Policy, or transfers cash value between investment options.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge (load)	When a premium is paid during the first policy year.	27.5% of the amount of premium payments which do not exceed the “maximum surrender charge premium,”[2] and 1.5% of the amount of premium payments above the “maximum surrender charge premium.”[3]
	When a premium is paid after the first policy year.	1.5% of premium payments.
Premium and Federal (DAC) Taxes	When a premium is paid.	2.5% of premium payments.
Surrender Charge applies if the Policy is surrendered within the first 14 policy years, or within 14 years of any increase in the amount of insurance specified in your Policy.	When the Policy is surrendered.	90% of the lesser of (a) $25 per $1,000 of the initial specified amount of insurance (or, increase in specified amount of insurance), (b) total premiums paid in the first policy year (or total premiums paid in first twelve months following an increase in specified amount of insurance) and (c) the “maximum surrender charge premium” (or the “maximum surrender charge premium” in effect on the date of an increase in specified amount of insurance).[2,4]
Partial Surrender Charge	When you partially surrender your Policy.	Lesser of $25 or 2.0% of the amount surrendered.
Transfer Charge

Current Charge	When you make a transfer.	$0.00[5]

Guaranteed Maximum Charge	When you make a transfer.	$10.00
Loans[6]

Gross Interest Charge	End of each policy year.	Annual rate of 4.0% (before credit from interest paid on collateral held in special loan account).

Net Interest Charge[7]	End of each policy year.	Annual rate of 1.0% (after credit from interest paid on collateral held in special loan account).[8]

1	See What Are the Fees and Charges Under the Policy? in this prospectus for additional information.

2	The “maximum surrender charge premium” is determined separately for each Policy, and takes into account the individual underwriting characteristics of the insured. The “maximum surrender charge premium” is stated in each Policy.
3	The sales charge is currently reduced to 17.5% of premium payments that do not exceed the “maximum surrender charge premium,” during the first Policy year. For Policies sold in New York, this current charge may not be increased. The “maximum surrender charge premium” is determined separately for each Policy, and takes into account the individual underwriting characteristics of the insured.
4	Commencing in the second Policy year (or, in the second year after an increase in specified amount of insurance) and continuing through the fourteenth policy year, (or fourteenth year after an increase in specified amount of insurance) the surrender charge gradually decreases each year, after which there is no longer a charge.
5	No transaction fee is currently imposed for making a transfer among investment funds and/or the fixed interest option. We reserve the right to impose a $10 fee in the future on any transfer that exceeds twelve transfers in a policy year (except in the case of transfers of $5,000,000 or more).
6	You may borrow up to 95% of your cash surrender value. The minimum amount you may borrow is $250. An amount equivalent to the loan is withdrawn from subaccounts of the Separate Account and the fixed interest option on a prorated basis (unless you designate a different withdrawal application when you request the loan) and is transferred to a special loan account as collateral for the loan. See What Is a Policy Loan? in this prospectus for additional information about policy loans.
7	“Net Interest Charge” means the difference between the amount of interest we charge on the loan and the amount of interest we credit to your Policy in the special loan account.
8	The special loan account is guaranteed to earn interest at 3.0% during the first ten policy years and 3.75% thereafter (4.0% thereafter in New York). On a guaranteed basis, the Net Interest Charge during the first ten policy years is 1.0% and 0.25% thereafter (0.0% thereafter in New York). The special loan account currently earns interest at 3.0% during the first ten policy years and 4.0% thereafter. On a current basis, the Net Interest Charge during the first ten policy years is 1.0% and 0.0% thereafter.

The next table describes charges that a policy owner may pay periodically during the time the Policy is owned. The charges do not include fee and expenses incurred by the funds that serve as investment options under the Policy.

Periodic Charges Under the Policy Not Including Operating Expenses of Underlying Investment Funds
Policy Charges	When Charge is Deducted	Amount Deducted
Cost of Insurance Charges:[1]

Current Charges	Monthly	Minimum of $0.0000033 to maximum of $71.91858, per $1,000 of net amount at risk.

Guaranteed Maximum Charges	Monthly	Minimum of $0.00003 to maximum of $83.33333, per $1,000 of net amount at risk.

Charge for a representative non-tobacco male insured, age 65 and non-tobacco female insured, age 65

Current Charges	Monthly	$0.00427 per $1,000 of net amount at risk.

Guaranteed Maximum Charges	Monthly	$0.01424 per $1,000 of net amount at risk.

Periodic Charges Under the Policy Not Including Operating Expenses of Underlying Investment Funds
Policy Charges	When Charge is Deducted	Amount Deducted
Mortality and Expense Risk Charge:
Mortality and Expense Risk Face Amount Charge	Monthly

For States not including New York: For the first 120 months following policy date, the charges range from a maximum of $0.39 per $1,000 of initial specified amount of insurance when the average issue age of the insureds is 83, to a minimum of $0.14 per $1,000 of initial specified amount of insurance when the average issue age of the insureds is 20 or under. A similar charge applies to an increase in the specified amount of insurance, for the first 120 months following the increase.[2]

For New York:

For the first 60 months following policy date, the charges range from a maximum of $0.34 per $1,000 of initial specified amount of insurance when the average issue age of the insureds is 83, to a minimum of $0.12 per $1,000 of initial specified amount of insurance when the average issue age of the insureds is 20 or under. For months 61 to 120 following policy date, the charges range from a maximum of $0.17 per $1,000 of initial specified amount of insurance when the average issue age of the insureds is 83, to a minimum of $0.06 per $1,000 of initial specified amount of insurance when the average issue age of the insureds is 20 or under. A similar charge applies to an increase in the specified amount of insurance, for the first 120 months following the increase.[2]

Charge for a representative non-tobacco male insured, age 65 and non-tobacco female insured, age 65

Current Charges	Monthly

For States not including New York: $0.22 per $1,000 of initial specified amount of insurance.

For New York: $0.22 per $1,000 of initial specified amount of insurance for the first 60 months and $0.11 per $1,000 of initial specified amount of insurance for months 61-120.

Periodic Charges Under the Policy Not Including Operating Expenses of Underlying Investment Funds
Policy Charges	When Charge is Deducted	Amount Deducted
Guaranteed Maximum Charges	Monthly

For States not including New York: $0.32 per $1,000 of initial specified amount of insurance.

For New York: $0.24 per $1,000 of initial specified amount of insurance for the first 60 months and $0.12 per $1,000 of initial specified amount of insurance for months 61-120.

Mortality and Expense Risk Asset Value Charge	Monthly	An annual effective rate of 0.90% of the policy value for the first ten years and an annual effective rate of 0.35% of the policy value thereafter.[3]
Administrative Fees:	Monthly	$50.00 in the first policy year and $15 thereafter.

1	The cost of insurance charges under the Policies vary depending on the individual circumstances of the insured, such as sex, age and risk classification. The charges also vary depending on the amount of insurance specified in the Policy and the policy year in which the charge is deducted. The table shows the lowest and the highest cost of insurance charges for an insured, based on our current rates and on guaranteed maximum rates for individuals in standard risk classifications. The table also shows the cost of insurance charges under a Policy issued to an individual who is representative of individuals we insure. Your Policy will state the guaranteed maximum cost of insurance charges. More detailed information concerning your cost of insurance charges is available from our administrative offices upon request. Also, before you purchase the Policy, we will provide you with hypothetical illustrations of policy values based upon the insured’s age and risk classification, the death benefit option selected, the amount of insurance specified in the Policy, planned periodic premiums, and riders requested. The net amount at risk referred to in the tables is based upon the difference between the current death benefit provided under the Policy and the current value of Policy. For additional information on cost of insurance charges, see What Are the Fees and Charges Under the Policy? — Monthly Deductions — Cost of Insurance in this prospectus.
2	The mortality and expense risk face amount charges are currently reduced. For all states except New York the first 120 months following policy date, the charges range from a maximum of $0.29 per $1,000 of initial specified amount of insurance when the average issue age of the insureds is 83, to a minimum of $0.04 per $1,000 of initial specified amount of insurance when the average issue age of the insureds is 20 or under. A similar charge applies to an increase in the specified amount of insurance for the first 120 months following the increase. For New York the first 60 months following policy date, the charges range from a maximum of $0.29 per $1,000 of initial specified amount of insurance when the average issue age of the insureds is 83, up to a minimum of $0.04 per $1,000 of initial specified amount of insurance when the average issue age of the insureds is 20 or under. For months 61-120 following the policy date, the charges range from a maximum of $0.15 per $1,000 of initial specified amount of insurance when the average issue age of the insureds is 83, up to a minimum of $0.02 per $1,000 of initial specified amount of insurance when the average issue age of the insureds is 20 or under. A similar charge applies to an increase in the specified amount of insurance for the first 120 months following the increase.
3	The charge is currently reduced to an annual effective rate of 0.60% of the policy value for the first ten years and an annual effective rate of 0.05% of the policy value thereafter.

The next table describes charges that a policy owner may pay periodically for various Optional Supplemental Benefit Riders to the Policy. They are in addition to the charges applicable under the base Policy. The charges do not include fees and expenses incurred by the funds that serve as investment options under the Policy.

Periodic Charges Under Optional Supplemental Benefit Riders Not Including Operating Expenses of Underlying Investment Funds
Supplemental Benefit Rider/Charges	When Charge Is Deducted	Amount Deducted
1. Policy Split Option Agreement:
Cost of Insurance Charges[1]

Current Charges	Monthly	No charge.

Guaranteed Maximum Charges	Monthly	No charge.
2. Enhanced Policy Split Option Agreement:

Current Charges	Monthly	No charge.

Guaranteed Maximum Charges	Monthly	No charge.
3. Estate Growth Agreement — Automatic Increases in Specified Amount:
Cost of Insurance Charges[1]

Current Charges	Monthly	Minimum of $0.0000033 to maximum of $71.91858, per $1,000 of estate growth benefit.

Guaranteed Maximum Charges	Monthly	Minimum of $0.00003 to maximum of $83.33333, per $1,000 of estate growth benefit.

Charge for a representative non-tobacco male insured, age 65 and non-tobacco female insured, age 65

Current Charges	Monthly	$0.00427 per $1,000 of estate growth benefit.

Guaranteed Maximum Charges	Monthly	$0.01424 per $1,000 of estate growth benefit.
4. Guaranteed Continuation of Policy:
Administrative Charges	Monthly	$0.01 per $1,000 of specified amount of insurance.
5. Flexible Period — Single Life Supplemental Term Insurance Agreement:
Cost of Insurance Charges[1]

Current Charges	Monthly	Minimum of $0.0206 to maximum of $22.1805, per $1,000 of term insurance benefit.

Periodic Charges Under Optional Supplemental Benefit Riders Not Including Operating Expenses of Underlying Investment Funds
Supplemental Benefit Rider/Charges	When Charge Is Deducted	Amount Deducted
Guaranteed Maximum Charges	Monthly	Minimum of $0.0375 to maximum of $30.6994, per $1,000 of term insurance benefit.

Charge for a representative non-tobacco male insured, age 65 and non-tobacco female insured, age 65

Current Charges	Monthly	$0.709 per $1,000 of term insurance benefit.

Guaranteed Maximum Charges	Monthly	$1.2908 per $1,000 of term insurance benefit.
Administrative Charges

First year of Agreement	Monthly	$0.10 per $1,000 of term insurance benefit.

First year of increase in term insurance benefit under Agreement	Monthly	$0.10 per $1,000 of term insurance benefit.
6. Return of Premium Supplemental Term Insurance:
Cost of Insurance Charges[1]

Current Charges	Monthly	Minimum of $0.0000033 to maximum of $71.91858, per $1,000 of term insurance benefit.

Guaranteed Maximum Charges	Monthly	Minimum of $0.00003 to maximum of $83.33333, per $1,000 of term insurance benefit.

Charge for a representative non-tobacco male insured, age 65 and non-tobacco female insured, age 65

Current Charges	Monthly	$0.00427 per $1,000 of term insurance benefit.

Guaranteed Maximum Charges	Monthly	$0.01424 per $1,000 of term insurance benefit.
7. Estate Preservation Supplemental Term Insurance Agreement:
Cost of Insurance Charges[1]

Current Charges	Monthly	Minimum of $0.0000033 to maximum of $71.91858, per $1,000 of term insurance benefit.

Guaranteed Maximum Charges	Monthly	Minimum of $0.00003 to maximum of $83.33333, per $1,000 of term insurance benefit.

Periodic Charges Under Optional Supplemental Benefit Riders Not Including Operating Expenses of Underlying Investment Funds
Supplemental Benefit Rider/Charges	When Charge Is Deducted	Amount Deducted
Charge for a representative non-tobacco male insured, age 65 and non-tobacco female insured, age 65

Current Charges	Monthly	$0.00427 per $1,000 of term insurance benefit.

Guaranteed Maximum Charges	Monthly	$0.01424 per $1,000 of term insurance benefit.
8. Supplemental Term Insurance Agreement:[2]
Cost of Insurance Charges[1]

Current Charges	Monthly	Minimum of $0.0000033 to maximum of $71.91858, per $1,000 of net amount at risk attributable to the term insurance benefit.

Guaranteed Maximum Charges	Monthly	Minimum of $0.00003 to maximum of $83.33333, per $1,000 of net amount at risk attributable to the term insurance benefit.

Charge for a representative non-tobacco male insured, age 65 and non-tobacco female insured, age 65

Current Charges	Monthly	$0.00427 per $1,000 of net amount at risk attributable to the term insurance benefit.

Guaranteed Maximum Charges	Monthly	$0.01424 per $1,000 of net amount at risk attributable to the term insurance benefit.
Mortality and Expense Risk Face Amount Charge

Current Charges	Monthly	No charge.

Guaranteed Maximum Charges	Monthly	For the first 120 months following policy date, the charges range from a maximum of $0.44 per $1,000 of initial specified amount of insurance when the average issue age of the insureds is 83, to a minimum of $0.19 per $1,000 of initial specified amount of insurance when the average issue age of the insureds is 20 or under. A similar charge applies to an increase in the specified amount of insurance, for the first 120 months following the increase.[2]

Periodic Charges Under Optional Supplemental Benefit Riders Not Including Operating Expenses of Underlying Investment Funds
Supplemental Benefit Rider/Charges	When Charge Is Deducted	Amount Deducted
Charge for a representative non-tobacco male insured, age 65 and non-tobacco female insured, age 65

Current Charges	Monthly	$0 per $1,000 of the term insurance benefit.

Guaranteed Maximum Charges	Monthly	$0.37 per $1,000 of the term insurance benefit.
9. Supplemental Exchange Agreement:

Current Charges	Monthly	No charge.

Guaranteed Maximum Charges	Monthly	No charge.

1	The cost of insurance charges under the Riders vary depending on the individual circumstances of the insured, such as sex, age and risk classification. The charges also vary depending on the amount of insurance specified in the Rider and the year in which the charge is deducted. The table shows the lowest and the highest cost of insurance charges for an insured, based on current rates and on guaranteed maximum rates for individuals in standard risk classifications. The table also shows the cost of insurance charges under a Rider issued to an individual who is representative of individuals we insure. The specifications pages of a Rider will indicate the guaranteed maximum cost of insurance charge applicable to your Policy. More detailed information concerning your cost of insurance charges is available from our administrative offices upon request. Also, before you purchase the Policy, we will provide you with hypothetical illustrations of policy values based upon the insured’s age and risk classification, the death benefit option selected, the amount of insurance specified in the Policy, planned periodic premiums, and riders requested. The net amount at risk referred to in the table is based upon the difference between the current benefit provided under the Rider and the current policy value allocated to the Rider. For additional information about the Riders, see What Are the Supplemental Benefit Riders That I Can Buy? in this prospectus.
2	For purposes of determining the allocation of net amount at risk between the specified amount of insurance in the Policy, and the term insurance benefit, the Policy value will be allocated as follows: first to the initial term insurance benefit segment, then to any segments resulting from increases in the term insurance benefit in the order of the increases, then to the initial specified amount segment, and then to any segments resulting from increases in the specified amount in the order of the increases. Any increase in the death benefit in order to maintain the required minimum margin between the death benefit and the Policy value will be allocated to the most recent increase in the specified amount in the Policy.

The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

	Minimum:	Maximum:
Maximum and Minimum Total Fund Operating Expenses (expenses that are deducted from assets of the Funds, including management fees and other expenses)	0.39%	1.69%

The following table provides more specific detail about the total fund operating expenses for each Fund.

Penn Series Funds, Inc.

Underlying Fund Annual Expenses (as a % of an Underlying Fund’s average daily net assets)

Fund(1)	Investment Advisory Fees		Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses		Less Fee Waiver and/or Expense Reimbursement		Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement
Money Market	0.33%	(2),(3)	0.28%	0.00%	0.61%		0.00%		0.61%
Limited Maturity Bond	0.46%	(3)	0.26%	0.00%	0.72%		0.00%		0.72%
Quality Bond	0.44%	(3)	0.24%	0.01%	0.69%	(5)	0.00%		0.69%
High Yield Bond	0.56%	(3)	0.31%	0.00%	0.87%		0.00%		0.87%
Flexibly Managed	0.70%	(3)	0.23%	0.00%	0.93%		0.00%		0.93%
Balanced	0.00%		0.21%	0.48%	0.69%	(5)	0.00%		0.69%
Large Growth Stock	0.72%	(3)	0.28%	0.00%	1.00%		0.00%		1.00%
Large Cap Growth	0.55%		0.35%	0.00%	0.90%		-0.01%	(4)	0.89%
Large Core Growth	0.60%		0.27%	0.00%	0.87%		0.00%		0.87%
Large Cap Value	0.66%	(3)	0.26%	0.00%	0.92%		0.00%		0.92%
Large Core Value	0.67%	(3)	0.26%	0.00%	0.93%		0.00%		0.93%
Index 500	0.13%	(3)	0.26%	0.00%	0.39%		0.00%		0.39%
Mid Cap Growth	0.70%		0.27%	0.00%	0.97%		0.00%		0.97%
Mid Cap Value	0.55%		0.26%	0.00%	0.81%		0.00%		0.81%
Mid Core Value	0.72%		0.33%	0.01%	1.06%	(5)	0.00%		1.06%
SMID Cap Growth	0.75%		0.31%	0.00%	1.06%		0.00%		1.06%
SMID Cap Value	0.95%		0.29%	0.00%	1.24%		0.00%		1.24%
Small Cap Growth	0.74%		0.28%	0.00%	1.02%		0.00%		1.02%
Small Cap Value	0.72%	(3)	0.27%	0.06%	1.05%	(5)	0.00%		1.05%
Small Cap Index	0.30%		0.39%	0.05%	0.74%	(5)	0.00%		0.74%
Developed International Index	0.30%		0.52%	0.00%	0.82%		0.00%		0.82%
International Equity	0.85%	(3)	0.30%	0.00%	1.15%		0.00%		1.15%
Emerging Markets Equity	1.18%		0.51%	0.00%	1.69%		0.00%		1.69%
Real Estate Securities	0.70%		0.27%	0.00%	0.97%		0.00%		0.97%
Aggressive Allocation	0.12%	(3)	0.22%	0.96%	1.30%	(5)	0.00%		1.30%
Moderately Aggressive Allocation	0.12%	(3)	0.21%	0.90%	1.23%	(5)	0.00%		1.23%
Moderate Allocation	0.12%	(3)	0.20%	0.83%	1.15%	(5)	0.00%		1.15%
Moderately Conservative Allocation	0.12%	(3)	0.21%	0.75%	1.08%	(5)	0.00%		1.08%
Conservative Allocation	0.12%	(3)	0.22%	0.66%	1.00%	(5)	0.00%		1.00%

(1)

The Funds are subject to an expense limitation agreement under which a portion of each Fund’s fees and expenses will be waived and/or reimbursed to the extent necessary to keep total operating expenses of each Fund from exceeding the amounts shown below. This agreement is limited to a Fund’s direct operating expenses and, therefore, does not apply to nonrecurring account fees, fees on portfolio transactions, such as exchange fees, dividends and interest on securities sold short, acquired fund fees and expenses (“AFFE”), service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of the Fund’s business. Notwithstanding the foregoing, for the Balanced Fund, AFFE shall be included as a direct operating expense of the Fund for purposes of the expense limitation agreement. Further, this agreement is expected to continue through April 30, 2016. The agreement may be terminated by a majority vote of the Board of Directors of Penn Series Funds, Inc. for any reason and at any time. The agreement may also be terminated, by the Fund’s investment adviser and Penn Mutual, for any reason, upon at least sixty (60) days’ prior written notice to Penn Series Funds, Inc. , such termination to be effective as of the close of business on April 30, 2016, or at such earlier time provided that such termination is approved by a majority vote of the Board of Directors of Penn Series Funds, Inc. and its Independent Directors (the Directors who are not “interested persons” of the Fund) voting separately. Unless terminated, this agreement will continue in effect from year to year for successive one-year periods. Under this agreement, to the extent Penn Mutual and the Funds’ investment adviser do not have an obligation to waive fees and/or reimburse expenses of a Fund (e.g., the Fund is operating at or below its expense limitation), Penn Mutual and the Fund’s investment adviser may seek reimbursement from the Fund for amounts previously waived or reimbursed by Penn Mutual and the Fund’s investment adviser, if any, during the Fund’s preceding three fiscal years. Penn Mutual and the Funds’ investment adviser, however, shall not be entitled to any reimbursement that would cause a Fund to exceed its expense limitation.

Fund	Expense Limitation	Fund	Expense Limitation
Money Market	0.64%	SMID Cap Growth	1.07%
Limited Maturity Bond	0.74%	SMID Cap Value	1.26%
Quality Bond	0.73%	Small Cap Growth	1.13%
High Yield Bond	0.92%	Small Cap Value	1.02%
Flexibly Managed	0.94%	Small Cap Index	0.74%
Balanced	0.79%	Developed International Index	0.94%
Large Growth Stock	1.02%	International Equity	1.20%
Large Cap Growth	0.89%	Emerging Markets Equity	1.78%
Large Core Growth	0.90%	Real Estate Securities	1.02%
Large Cap Value	0.96%	Aggressive Allocation	0.40%
Large Core Value	0.96%	Moderately Aggressive Allocation	0.34%
Index 500	0.42%	Moderate Allocation	0.34%
Mid Cap Growth	1.00%	Moderately Conservative Allocation	0.35%
Mid Cap Value	0.83%	Conservative Allocation	0.38%
Mid Core Value	1.11%

(2)	The Money Market Fund’s actual total operating expenses for the most recent year were less than the Fund’s Expense Limitation amount shown above because the Fund’s investment adviser and Penn Mutual voluntarily waived and/or reimbursed expenses to the extent necessary to maintain the Fund’s net yield at a certain level as determined by Penn Mutual and the Fund’s investment adviser. Penn Mutual and the Fund’s investment adviser may recapture from the Fund any of these expenses or fees they have waived and/or reimbursed until the third anniversary of the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recapture could negatively affect the Fund’s future yield. During the prior fiscal year, the Money Market Fund did not reimburse the Fund’s investment adviser or Penn Mutual for previously waived or reimbursed fees and expenses.
(3)	The Investment Advisory Fee of each Fund, except the Small Cap Value Fund, has been restated to reflect an increase in the Fund’s Investment Advisory Fee approved by Fund shareholders on February 13, 2014 and effective May 1, 2014. The Small Cap Value Fund’s Investment Advisory Fee has been restated to reflect a decrease in its Investment Advisory Fee effective May 1, 2014.
(4)	Pursuant to the expense limitation agreement, Penn Mutual and the Fund’s investment adviser waived fees and/or reimbursed expenses in the amount of 0.01% of average daily net assets during the fiscal year ended 2014.
(5)	The Total Annual Fund Operating Expenses of each Fund may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

Please review these tables carefully. They show the expenses that you pay directly and indirectly when you purchase a Contract. Your expenses include Contract expenses and the expenses of the Funds that you select. See the prospectus of Penn Series Funds, Inc. for additional information on Fund expenses.

QUESTIONS AND ANSWERS

This part of the prospectus provides answers to important questions about the Policy. The questions, and answers to the questions, are on the following pages.

What Is the Policy?

The Policy provides life insurance on two persons. It is called a “last survivor” Policy because no insurance proceeds (“death benefit”) are payable until the death of the second of two insureds (the “last surviving insured”). The value of your Policy will increase or decrease based upon the performance of the investment funds you choose. The death benefit may also increase or decrease based on investment performance but will never be less than the amount specified in your Policy (less the amount of any outstanding loan or partial surrenders). The Policy also allows you to allocate your policy value to subaccounts of the Separate Account (which hold shares of the funds listed on the first two pages of this prospectus) and to a fixed interest account where the value will accumulate interest.

While at least one of the two insured persons is alive, you will have several options under the Policy. Here are some major ones:

•	Determine when and how much you pay to us

•	Determine when and how much to allocate to subaccounts of the Separate Account and to the fixed account

•	Borrow money

•	Change the beneficiary

•	Change the amount of insurance protection

•	Change the death benefit option you have selected

•	Surrender or partially surrender your Policy for all or part of its net cash surrender value

•	Choose the form in which you would like the death benefit or other proceeds paid out from your Policy

Most of these options are subject to limits that are explained later in this prospectus.

If you want to purchase a Policy, you must complete an application and submit it to one of our authorized producers. We require satisfactory evidence of insurability, which may include a medical examination of each or one of the proposed insureds. We evaluate the information provided in accordance with our underwriting rules and then decide whether to accept or not accept the application. Insurance coverage under the Policy is effective on the policy date after we accept the application, the initial premium payment must be received, and all underwriting and administrative requirements must be met.

The maturity date of your Policy is the policy anniversary nearest the younger insured’s 121st birthday. If the Policy is still in force on the maturity date, a maturity benefit will be paid to you. The maturity benefit is equal to the policy value less any policy loan on the maturity date. Upon written request of the owner, the Policy will continue in force beyond the maturity date. Thereafter, the death benefit will be the net policy value.

Who Owns the Policy?

You decide who owns the Policy when you apply for it. The owner of the Policy is the person who can exercise most of the rights under the Policy, such as the right to choose the death benefit option, the beneficiary, the investment options, and the right to surrender the Policy. Whenever we have used the term “you” in this prospectus, we have assumed that you are the owner or the person who has whatever right or privilege we are discussing.

What Payments Must I Make Under the Policy?

Premium Payments

Amounts you pay to us under your Policy are called “premiums” or “premium payments.” The amount we require as your first premium depends on a number of factors, such as age, sex, rate classification, the amount of insurance specified in the application, and any supplemental benefits. Within limits, you can make premium payments when you wish. That is why the Policy is called a “flexible premium” Policy.

Additional premiums may be paid in any amount and at any time. A premium must be at least $25. We may require satisfactory evidence of insurability before accepting any premium which increases our net amount at risk.

We reserve the right to limit total premiums paid in a policy year to the planned premiums you select in your application. If you have chosen to qualify your Policy as life insurance under the Guideline Premium/Cash Value Corridor Test of the Internal Revenue Code, federal tax law limits the amount of premium payments you may make in relation to the amount of life insurance provided under the Policy. We will not accept or retain a premium payment that exceeds the maximum permitted under federal tax law. See How Is the Policy Treated Under Federal Income Tax Law? in this prospectus.

If you make a premium payment that exceeds certain other limits imposed under federal tax law, your Policy could become a “modified endowment contract” under the Code; you could incur a penalty on the amount you take out of a “modified endowment contract.” We will monitor your Policy and will endeavor to notify you on a timely basis if you are about to exceed this limit and the Policy is in jeopardy of becoming a “modified endowment contract” under the Code. See How Much Life Insurance Does the Policy Provide? and How Is the Policy Treated Under Federal Income Tax Law? in this prospectus.

Planned Premiums

The Policy Specifications page of your Policy will show the “planned premium” for the Policy. You choose this amount in the policy application. We will send a premium reminder notice to you based upon the planned premium that you specified in your application, with the exception of monthly premiums being paid via electronic fund transfer program. You also choose in your application how often to pay planned premiums — annually, semi-annually, quarterly or monthly. You are not required to pay the planned premium as long as your Policy has sufficient value to pay policy charges. See Seven Year No-Lapse Feature and Lapse and Reinstatement below.

Ways to Pay Premiums

If you pay premiums by check, your check must be drawn on a U.S. bank in U.S. dollars and made payable to The Penn Mutual Life Insurance Company. Premiums after the first must be sent as follows: 1) checks sent by mail: The Penn Mutual Life Insurance Company, Payment Processing Center, P.O. Box 7460, Philadelphia, PA 19101-7460, and 2) checks sent by overnight delivery: The Penn Mutual Life Insurance Company, Payment Processing Center, L/B 7460, Route 38 & East Gate Drive, Moorestown, NJ 08057.

We will also accept premiums:

•	by wire or by exchange from another insurance company;

•	via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method); or

•	if we agree to it, through a salary deduction plan with your employer.

You can obtain information on these other methods of premium payment by contacting your Penn Mutual representative or by contacting our office.

Seven Year No-Lapse Feature

Your Policy will remain in force during the first seven policy years, regardless of investment performance and your net cash surrender value, if (a) equals or exceeds (b), where:

(a)	is the total premiums you have paid, less any partial surrenders you made; and

(b)	is the monthly “no-lapse premium” specified in your Policy, multiplied by the number of months the Policy has been in force.

If you increase the specified amount of insurance under your Policy during the first seven policy years, we will extend the seven year no-lapse provision to seven years after the effective date of the increase.

The monthly “no-lapse premium” will generally be less than the monthly equivalent of the planned premium you specified.

Policy distributions will affect the no-lapse guarantee and outstanding loans will nullify the no-lapse guarantee. See What Is a Policy Loan? in this prospectus.

Lapse and Reinstatement

If the net cash surrender value of your Policy is not sufficient to pay policy charges, and the seven year no-lapse feature is not in effect, we will notify you of how much premium you will need to pay to keep the Policy in force. You will have a 61 day “grace period” from the date the notice is produced to make that payment. If you don’t pay at least the required amount by the end of the grace period, your Policy will terminate (i.e., lapse). All coverage under the Policy will then cease.

If the last survivor dies during the grace period, we will pay the death benefit to your beneficiary less any unpaid policy charges and outstanding policy loans.

If the Policy terminates, you can apply to reinstate it within five years from the date of lapse if both insureds are alive or if one of the insureds died prior to the lapse. You will have to provide evidence that the insured person (or persons, if both insureds are living) still meets our requirements for issuing insurance. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the Policy.

Premiums Upon an Increase in the Specified Amount

If you increase the specified amount of insurance, you may wish to pay an additional premium or make a change in planned premiums. See Can I Change Insurance Coverage Under the Policy? in this prospectus. We will notify you if an additional premium or a change in planned premiums is necessary.

How Are Amounts Credited to the Separate Account?

From each premium payment you make, we deduct a premium charge. We allocate the rest to the investment options you have selected (except, in some states, the initial net premium will be allocated to the Penn Series Money Market Fund subaccount during the free look period).

When a payment is allocated to a subaccount of the Separate Account, or transferred from one subaccount of the Separate Account to another, accumulation units of the receiving subaccount are credited to the Policy. The number of accumulation units credited is determined by dividing the amount allocated or transferred by the value of an accumulation unit of the subaccount for the current valuation period. A valuation period is the period from one valuation of Separate Account assets to the next.

For each subaccount of the Separate Account, the value of an accumulation unit was set at $10 when the subaccount was established, and is valued each day shares of the fund held in the subaccount are valued (normally as of the close of business each day the New York Stock Exchange is opened for business). It is valued by multiplying the accumulation unit value for the prior valuation period by the net investment factor for the current valuation period.

The net investment factor is an index used to measure the investment performance of each subaccount of the Separate Account from one valuation period to the next. The net investment factor is determined by dividing (a) by (b), where

(a)	is the net asset value per share of the fund held in the subaccount, as of the end of the current valuation period, plus the per share amount of any dividend or capital gain distributions by the fund if the “ex-dividend date” occurs in the valuation period; and

(b)	is the net asset value per share of the fund held in the subaccount as of the end of the last prior valuation period.

How Much Life Insurance Does the Policy Provide?

In your application for the Policy, you tell us how much life insurance coverage you want on the lives of the two persons to be insured. This is called the “specified amount” of insurance. The minimum specified amount of insurance that you can purchase is $200,000.

Death Benefit Options

When the last of the insured persons dies, we will pay the beneficiary the death benefit less the amount of any outstanding loan. We offer two different types of death benefits payable under the Policy. You choose which one you want in the application. They are:

•	Option 1 — The death benefit is the greater of (a) the specified amount of insurance, or (b) the “applicable percentage” of the policy value on the date of the last insured’s death.

•

Option 2 — The death benefit is the greater of (a) the specified amount of insurance plus your policy value on the date of death, or (b) the “applicable percentage” of the policy value on the date of the last insured’s death.

The “applicable percentages” depend on the life insurance qualification test you chose on the application. If you chose the Guideline Premium Test/Cash Value Corridor Test, the “applicable percentage” is 250% when the younger of the two insureds has attained age 40 or less and decreases to 100.1% when the younger of the two insureds attains age 96 through 121. A table showing “applicable percentages” is included in Appendix C.

For the Cash Value Accumulation Test, the “applicable percentages” will vary by the insureds’ attained ages and their insurance risk characteristics. A table showing “applicable percentages” for a representative policy issued covering a non-tobacco male insured, age 65 and non-tobacco female insured, age 65 is included in Appendix D.

If the investment performance of the variable account investment options you have chosen is favorable, the amount of the death benefit may increase. However, under Option 1, favorable investment performance will not ordinarily increase the death benefit for several years and may not increase it at all, whereas under Option 2, the death benefit will vary directly with the investment performance of the policy value.

Assuming favorable investment performance, the death benefit under Option 2 will tend to be higher than the death benefit under Option 1. On the other hand, the monthly insurance charge will be higher under Option 2 to compensate us for the additional insurance risk we take. Because of that, the policy value will tend to be higher under Option 1 than under Option 2 for the same premium payments.

Can I Change Insurance Coverage Under the Policy?

Change of Death Benefit Option

You may change your insurance coverage from Option 1 to Option 2 and vice-versa, subject to the following conditions:

•	after the change, the specified amount of insurance must be at least $200,000;

•	no change may be made in the first policy year and no more than one change may be made in any policy year;

•	if you request a change from Option 2 to Option 1, we may request evidence of insurability; if a different rate class is indicated for the insureds, the requested change will not be allowed; and

•	the combined issue age does not exceed 165 and the older insured is not older than 85.

Changes in the Specified Amount of Insurance

You may increase the specified amount of insurance, subject to the following conditions:

•	you must submit for both insureds an application along with evidence of insurability acceptable to Penn Mutual;

•	the amount of the increase must be at least $10,000;

•	you can increase only if both insureds are still living;

•	no change may be made in the first policy year; and

•	no change may be made if it would cause the Policy not to qualify as insurance under federal income tax law.

•	the combined issue age does not exceed 165 and the older insured is not older than 85

If you increase the specified amount within the first seven policy years, the seven year no-lapse period will be extended by seven years.

You may decrease the specified amount of insurance, subject to the following conditions:

•	no change may be made in the first policy year;

•	no change may be made if it would cause the Policy not to qualify as insurance under federal income tax law;

•	no decrease may be made within one year of an increase in the specified amount; and

•	any decrease in the specified amount of insurance must be at least $10,000 and the specified amount after the decrease must be at least $200,000.

Tax Consequences of Changing Insurance Coverage

See How Is the Policy Treated Under Federal Income Tax Law? in this prospectus to learn about possible tax consequences of changing your insurance coverage under the Policy.

What Is the Value of My Policy?

Your policy value, which is allocated (or transferred) to subaccounts of the Separate Account in accordance with your direction, will vary with the investment performance of the shares of the funds held in the subaccount.

The amount you allocate to the fixed interest option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 3.0%. The current declared rate will appear in the annual statement we will send to you. If you want to know what the current declared rate is, simply call, visit our website, or write to us. Amounts you allocate to the fixed interest option will not be subject to the mortality and expense risk asset value charge described later in this prospectus. Your policy value will be affected by deductions we make from your Policy for policy charges.

At any time, your policy value is equal to:

•	the net premiums you have paid;

•	plus or minus the investment results in the part of your policy value allocated to subaccounts of the Separate Account;

•	plus interest credited to the amount in the part of your policy value (if any) allocated to the fixed interest option;

•	minus policy charges we deduct; and

•	minus partial surrenders you have made.

If you borrow money under your Policy, other factors affect your policy value. See What Is a Policy Loan? in this prospectus.

How Can I Change the Policy’s Investment Allocations?

Future Premium Payments

You may change the investment allocation for future premium payments at any time. You make your original allocation in the application for your Policy. The percentages you select for allocating premium payments must be in whole numbers and must equal 100% in total.

Transfers Among Existing Investment Options

You may also transfer amounts from one investment option to another, and to and from the fixed interest option. To do so, you must tell us how much to transfer, either as a percentage or as a specific dollar amount. Transfers are subject to the following conditions:

•	the minimum amount that may be transferred is $250 (or the amount held under the investment options from which you are making the transfer, if less);

•	if less than the full amount held under an investment option is transferred, the amount remaining under the investment option must be at least $250;

•	we may defer transfers under certain conditions;

•	transfers may not be made during the free look period;

•	transfers may be made from the fixed interest option only during the 30 day period following the end of each policy year; and

•	the amount that may be transferred excludes any amount held in the policy loan account.

The Policy is not designed for individuals and professional market timing organizations that use programmed and frequent transfers among investment options. We therefore may restrict market timing when we believe it is in the interest of all of our policy owners to do so. However, we may not be able to detect all market timing and may not be able to prevent frequent transfers, and any possible harm caused, by those we do detect. We will notify you in writing in a timely manner of any actions we take to restrict your ability to make transfers.

Frequent Trading Risks

We did not design this variable life policy and the available subaccounts to accommodate market timing or frequent transfers between the subaccounts. Frequent exchanges among subaccounts and market timing by policy owners can reduce the long-term returns of the underlying funds. The reduced returns could adversely affect the policy owners, annuitants, insureds or beneficiaries of any variable annuity or variable life insurance contract issued by any insurance company with respect to values allocated to the underlying fund.

Frequent exchanges may reduce the underlying fund’s performance by increasing costs paid by the fund (such as brokerage commissions); they can disrupt portfolio management strategies; and they can have the effect of diluting the value of the shares of long term shareholders in cases in which fluctuations in markets are not fully priced into the fund’s net asset value.

The insurance-dedicated funds available through the subaccounts generally cannot detect individual policy owner exchange activity because they are owned primarily by insurance company separate accounts that aggregate exchange orders from owners of individual contracts. Accordingly, the funds are dependent in large part on the rights, ability and willingness of the participating insurance companies to detect and deter short–term trading by policy owners.

As outlined below, we have adopted policies regarding frequent trading, but there is the risk that these policies and procedures concerning frequent trading will prove ineffective in whole or in part in detecting or preventing frequent trading. As a result of these limitations, some policy owners may be able to engage in frequent trading, while other policy owners will bear the affects of such frequent trading. Please review the underlying funds’ prospectuses for specific information about the funds’ short–term trading policies and risks.

Frequent Trading Policies

We have adopted policies and procedures designed to discourage frequent trading as described below. We intend to monitor on an ongoing basis the operation of these policies and procedures and may, at any time without notice to policy owners, revise them in any manner not inconsistent with the terms of the Policy. If requested by the investment adviser and/or sub-adviser of an underlying fund, we will consider additional steps to discourage frequent trading. In addition, we reserve the right to reject any purchase payment or exchange request at any time for any reason.

We have adopted certain procedures to detect frequent trading. If it appears that market timing activity is occurring or the transfer frequency would be expected to have a detrimental impact on the affected funds, the following steps will be taken on a uniform basis:

1.	A letter is sent to the policy owner and to the registered representative associated with the Policy reiterating the policy with respect to frequent transfers and urging a cessation of any market timing or frequent transfer activity.

2.	If market timing or frequent transfer activity continues after the initial letter, a second letter is sent requiring that all subsequent transfer requests be submitted in writing via standard US Mail, containing the policy owner’s original signature. Thereafter, any attempt to make a transfer request through overnight deliveries, electronically, telephonically or by facsimile will be rejected.

3.	Any Policies which have been the subject of a letter referred to in paragraph 1 or 2 will be subject to special monitoring to determine whether the potentially detrimental frequent trading has ceased.

Dollar Cost Averaging

This program automatically makes monthly transfers from the money market variable investment option to one or more of the other investment options and to the fixed interest option. You choose the investment options and the dollar amount of the transfers. You may dollar cost average from the money market variable investment option for up to 60 months. All transfers occur on the 15th of the month. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. The success of this strategy depends on market trends. The program allows owners to take advantage of investment fluctuations, but does not assure a profit or protect against loss in a declining market. To begin the program, each planned premium must be at least $600 and the amount transferred each month must be at least $50. You may elect to participate in the program when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. You may discontinue the program at any time.

Dollar Cost Averaging Account — Twelve-Month Fixed Account

This program allows you to allocate all or a portion of a premium payment to the twelve-month dollar cost averaging fixed account, where it is automatically re-allocated each month to one or more of the variable investment options that you select. Premium payments may be allocated to the account at any time. The amount you allocate to the twelve-month dollar cost averaging fixed account will earn interest for a twelve-month period at a rate we declare monthly. In addition, you are permitted to take loans on or withdraw money from the funds available in the account. For policies issued prior to April 1, 2009, the account operates on a twelve-month cycle beginning on the 15th of each month following your allocation of a premium payment to the account. Thereafter, on the 15th of each month during the cycle, an amount is transferred from the account to the investment option(s) you selected. For policies issued April 1, 2009 and later, the account operates on a twelve-month cycle beginning on the monthly anniversary of each month following your allocation of a premium payment to the account. Thereafter, on the monthly anniversary of each month during the cycle, an amount is transferred from the account to the investment option(s) you selected. The account terminates when the Policy lapses or is surrendered, on the death of the last insured, at the end of the twelve-month cycle or at your request. Upon termination of the account, all funds in the account are allocated to other investment options based upon your instructions.

The purposes and benefits of the program are similar to the money market account dollar cost averaging program offered under the Policy. You may elect to participate in the program when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. You may discontinue the program at any time. No more than one dollar cost averaging program may be in effect at any one time.

Asset Rebalancing

This program automatically reallocates your policy value among subaccounts of the Separate Account in accordance with the proportions you originally specified. Over time, variations in investment results will change the allocation percentage. On a quarterly basis, the rebalancing program will periodically transfer your policy value among the subaccounts to reestablish the percentages you had chosen.

Rebalancing can result in transferring amounts from a variable investment option with relatively higher investment performance to one with relatively lower investment performance. The minimum policy value to start the program is $1,000. If you also have one of the dollar cost averaging programs in effect, the portion of your policy value in either of the dollar cost averaging accounts may not be included in the rebalancing program. You may elect to participate in the program when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. You may discontinue the program at any time. All of the Fixed Account Options are ineligible for the asset rebalancing program.

What Are the Fees and Charges Under the Policy?

Premium Charge

•

In the first policy year, we currently deduct 20% of the amount of premium payments which do not exceed the maximum surrender charge premium and 4.0% of the amount of premium payments above the maximum surrender charge premium, before they are allocated to the investment options. The maximum surrender charge premium is calculated for each Policy and is stated in the Policy, and, for any Policy we issue, cannot exceed $50.00 per $1,000 of insurance specified in the Policy. The premium charge deduction consists of 2.5% to cover state premium taxes and the remaining amount to partially compensate us for the expense of selling and distributing the Policies. For premiums received after the first policy year, we will deduct 4.0% of premium payments on both a current and a guaranteed basis. This will consist of 2.5% to cover state premium taxes and 1.5% to partially compensate us for the expense of selling and distributing the Policies. For Policies issued in states other than New York we may increase the charge on premium payments received in the first policy year which do not exceed the maximum surrender charge premium but to not more than 30% of such payments. We will notify you in advance if we change our current rates.

Monthly Deductions

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Insurance Charge — A monthly charge for the cost of insurance protection. The amount of insurance risk we assume varies from Policy to Policy and from month to month. The insurance charge therefore also varies. To determine the charge for a particular month, we multiply the amount of insurance for which we are at risk by a cost of insurance rate based upon an actuarial table. The table in your Policy will show the maximum cost of insurance rates that we can charge. The cost of insurance rates that we currently apply are generally less than the maximum rates shown in your Policy. The table of rates we use will vary by issue age, policy duration and the insurance risk characteristics. We place insureds in a rate class when we issue the Policy and when an increase in coverage is effective, based on our examination of information bearing on insurance risk. We currently place people we insure in the following rate classes: a tobacco or nontobacco standard rate class, a preferred underwriting class (tobacco or nontobacco), a super preferred underwriting class (nontobacco), or a rate class involving a higher mortality risk (a “substandard class”). Regardless of the table used, cost of insurance rates generally increase each year that you own your Policy, as the insureds’ attained ages increase. In accordance with our rules, you may specify the investment options from which the charge is deducted (except the twelve-month dollar cost averaging fixed account). If any particular investment option has insufficient funds to cover your specified percentage deduction, the charge will be deducted pro-rata from each of your investment options. You may exercise this option when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. If you do not specify investment options, the charge is deducted pro-rata from your variable investment and fixed interest options (except the twelve-month dollar cost averaging fixed account). Deductions will be taken from the twelve-month dollar cost averaging fixed account only when there are no funds available under the variable investment and fixed interest options.

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Administrative Charge — A monthly charge to help cover our administrative costs. This charge is equal to a flat dollar charge of $50 in the first policy year and $15 thereafter. Administrative expenses relate to premium billing and collection, recordkeeping, processing of death benefit claims, policy loans and policy changes, reporting and overhead costs, processing applications and establishing policy records. In accordance with our rules, you may specify the investment options from which the charge is deducted (except the twelve-month dollar cost averaging fixed account). If any particular investment option has insufficient funds to cover your specified percentage deduction, the charge will be deducted pro-rata from each of your investment options. You may exercise this option when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. If you do not specify investment options, the charge is deducted pro-rata from your variable investment and fixed interest options (except the twelve-month dollar cost averaging fixed account). Deductions will be taken from the twelve-month dollar cost averaging fixed account only when there are no funds available under the variable investment and fixed interest options.

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Mortality and Expense Risk Charge — A monthly charge to cover mortality and expense risks. The mortality risk we assume is the risk that the persons we insure may die sooner than anticipated and that Penn Mutual will pay an aggregate amount of death benefits greater than anticipated. The expense risk we assume is the risk that expenses incurred in issuing and administering the policies and the Separate Account will exceed the amount we charge for administration. We will notify you in advance if we change our current rates. We may realize a profit from the charges, and if we do, it will become part of our surplus.

This charge has two parts:

(1)	Mortality and Expense Risk Face Amount Charge. For the first 120 months after the policy date we will deduct the charge based on the initial specified amount of insurance that varies with the issue age of the insured, and for the first 120 months after any increase in the specified amount we will deduct the charge based on the increase that varies with the age of the insured on the effective date of the increase. Sample current and guaranteed maximum rates for the face amount component are shown in Appendix A. For all state not including New York, guaranteed maximum rates range from 0.14 to 0.39, depending on issue ages of the insureds. For New York, guaranteed maximum rates range from 0.12 to 0.36, depending on issue ages of the insureds. In accordance with our rules, you may specify the investment options from which the charge is deducted (except the twelve-month dollar cost averaging fixed account). If any particular investment option has insufficient funds to cover your specified percentage deduction, the charge will be deducted pro-rata from each of your investment options. You may exercise this option when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. If you do not specify investment options, the charge is deducted pro-rata from your variable investment and fixed interest options (except the twelve-month dollar cost averaging fixed account). Deductions will be taken from the twelve-month dollar cost averaging fixed account only when there are no funds available under the variable investment and fixed interest options.

(2)	Mortality and Expense Risk Asset Value Charge. We deduct a monthly charge from your policy value that is allocated to the variable investment options. This charge is deducted pro-rata from your variable investment accounts. The charge does not apply to the fixed interest option. The current charge is equivalent to an annual effective rate of 0.60% for the first ten policy years and an annual rate of 0.05% of the policy value thereafter. The guaranteed charge is equivalent to an annual effective rate of 0.90% of the policy value for the first ten policy years and an annual effective rate of 0.35% of the policy value thereafter.

For Policies issued in the State of Maryland, these charges are labeled as (1) Monthly Charge per $1,000 of Specified Amount, and (2) Monthly Policy Value Charge.

•	Optional Supplemental Benefit Charges. — Monthly charges for any optional supplemental insurance benefits that are added to the Policy by means of a rider.

Transfer Charge

We reserve the right to impose a $10 charge on any transfer of policy value among investment funds and/or the fixed interest option if the transfer exceeds 12 transfers in a policy year. We will notify policy owners in advance if we decide to impose the charge. We will not impose a charge on any transfer made under dollar cost averaging or asset rebalancing. Also, we will not impose a charge on any transfer which exceeds $4,999,999.

Surrender Charge

If you surrender your Policy within the first 14 policy years or within 14 years of an increase in the specified amount of insurance under your Policy, we will deduct a surrender charge from your policy value.

With respect to a surrender within the first 14 policy years, the surrender charge equals (d) multiplied by 90% of the minimum of (a), (b), and (c), where:

(a)	is $25.00 per thousand of specified amount;

(b)	is the total premiums paid in the first policy year;

(c)	is the maximum surrender charge premium (which is an amount calculated separately for each Policy); and

(d)	is the applicable surrender factor for the policy year during which the surrender is made (see table below).

With respect to a surrender within 14 years of an increase in the specified amount of insurance under your Policy, the surrender charge is equal to (d) multiplied by 90% of the minimum of (a), (b), and (c), where:

(a)	is $25.00 per thousand of the specified amount of the increase;

(b)	is the total premiums paid in the first twelve months following the effective date of the increase;

(c)	is the maximum surrender charge premium at the effective date of the increase (which is an amount calculated separately for each Policy); and

(d)	is the applicable surrender factor from the table below, assuming for this purpose only that the first policy year commences with the policy year in which the increase in specified amount of insurance becomes effective.

Surrender During Policy Year	Surrender Factor Applied to (c) in Formula
1st	1.00
2nd	0.90
3rd	0.83
4th	0.76
5th	0.69
6th	0.62
7th	0.55
8th	0.48
9th	0.41
10th	0.34
11th	0.27
12th	0.20
13th	0.13
14th	0.06
15th and later	0.00

The maximum surrender charge that may be deducted on surrender of a Policy is $22.50 per $1,000 of insurance specified in the Policy.

The surrender charge consists of a sales charge component and an administrative charge component. The sales charge component is to reimburse us for some of the expenses incurred in the distribution of the Policies. The sales charge component, together with the sales charge component of the premium charge, may be insufficient to recover distribution expenses related to the sale of the Policies. Our unrecovered sales expenses are paid for from our surplus. The administrative charge component covers administrative expenses associated with underwriting and issuing the Policy, including the costs of processing applications, conducting medical exams, determining insurability and the insureds’ rate class, and creating and maintaining policy records, as well as the administrative costs of processing surrender requests.

Partial Surrender Charge

If you partially surrender your Policy, we will deduct the lesser of $25 or 2.0% of the amount surrendered. The charge will be deducted from the available net cash surrender value and will be considered part of the partial surrender.

What Are the Supplemental Benefit Riders That I Can Buy?

We offer supplemental benefit riders that may be added to your Policy. If riders are added to your Policy, the monthly charges for the supplemental benefits may be deducted from your policy value in addition to the charges paid under the base Policy.

Flexible Period Single Life Supplemental Term Insurance Agreement

This Agreement provides term insurance coverage on one of the insureds for a specified period of time. The Agreement can be placed in force on each insured. We will deduct the cost of insurance charges from the cash value of the Policy and a separate charge of $0.10 per $1,000 of specified amount during the first twelve months of the Agreement. If the specified amount of insurance has increased within the past year, we will deduct a charge of $0.10 per $1,000 of the increased specified amount. The cost of insurance rates are based on the age, gender (in some states), and rate class of the insured. The term insurance may be converted to a life or endowment policy without evidence of insurability. This Agreement can be elected at any time, as long as the insured meets our underwriting requirements. This Agreement is not available if you choose the Guaranteed Continuation of Policy Rider. This benefit is subject to the provisions of the Agreement.

Policy Split Option Agreement

This Agreement permits the Policy to be split into two flexible premium adjustable life policies within six months following the occurrence of either of the following events:

•	issuance of a final divorce decree relating to the two insureds, or

•	a change in federal estate tax law that results in the inability to defer estate taxes until the death of the last surviving insured.

Each insured must submit evidence of insurability satisfactory to us to exchange the Policy for two individual life insurance policies. There is no charge for the Agreement. This Agreement is automatically added to your base Policy at the time you purchase your Policy if the older of the two insureds is age 79 or younger. This benefit is subject to the provisions of the Agreement.

Enhanced Policy Split Option Agreement

This Agreement permits the Policy to be split into two individual universal life policies without evidence of insurability.

The option provided in this Agreement may be exercised within 90 days after a change in the Federal Estate Tax Law which results in any of the following:

1.	Complete removal or material limitation of the unlimited marital deduction as defined in the Internal Revenue Code. A material limitation is defined to meet either or both of the following:

(a)	if the limitation is expressed as a percentage of the estate, the limitation must cap the Unlimited Marital Deduction at 50% or less of the estate’s value;

(b)	if the limitation is expressed as a dollar amount, the limitation must cap the Unlimited Marital Deduction at an amount which is less than the Specified Amount of the policy to which it is attached plus the Specified Amount of the policy to which it is attached plus the Specified Amount of a Supplemental Term Insurance Agreement, if attached.

2.	Reduction in the dollar amount of the Federal Unified Credit, as defined in the Internal Revenue Code, by 50% or more; or

3.	Subtraction of 25% or more from the percentage Federal Estate Tax rate that would be applicable to the estate of the last insured to die.

There is no charge for the Agreement. This Agreement is automatically added to your base Policy at the time you purchase your Policy if: (a) the insureds are married; (b) the older of the two insureds is age 79 or younger; and (c) neither insured has a table rating, flat extra rating, or is uninsurable. This benefit is subject to the provisions of the Agreement.

Estate Growth Agreement — Automatic Increases in Specified Amount

This Agreement provides for automatic annual increases in the total insurance benefit. Each automatic increase is the initial amount of specified amount of insurance plus increases in specified amount of insurance multiplied by the estate growth benefit rate specified in the Policy. Increases will end on the policy anniversary nearest the younger insured’s 80th birthday. The total specified amount of insurance under the Policy may not exceed two times the initial specified amount, plus any increase in the initial specified amount of insurance that required evidence of insurability. Cost of insurance charges applied to the increased amounts of insurance are based on age, gender (in some states) and rate class of the insured coverage under the rider. You may add this Agreement to your base Policy only at the time you purchase your Policy. This Agreement is not available if you choose the Guaranteed Continuation of Policy Rider. This benefit is subject to the provisions of the Agreement.

Supplemental Exchange Agreement

The Agreement provides that the Policy may be exchanged for a new life insurance policy insuring a new joint insured, so long as the new joint insured has the same insurable relationship to the remaining insured as did the insured being replaced, subject to conditions set forth in the Agreement. The new insured must submit satisfactory evidence of insurability, the new insured must be at least 20 years of age on the birthday nearest the policy date of the Agreement and the differences in ages of the remaining insured and the new insured must not be greater than 30 years. There is no charge for the Agreement. This Agreement is automatically added to corporate-owned Policies. This benefit is subject to the provisions of the Agreement.

Guaranteed Continuation of Policy Agreement

This Agreement provides that the insurance provided under the Policy will not lapse even if the cash surrender value of the Policy goes to zero, as long as on each monthly anniversary of the Policy all premiums paid less any partial surrenders, policy loans and unpaid loan interest is equal to or greater than the “guaranteed continuation of policy premium” multiplied by the number of elapsed policy months since the Policy date. The “guaranteed continuation of policy premium” is specified in the Policy, and is different for each insured. It is based upon issue age and underwriting class of each insured, and the death benefit option and the supplemental benefit riders chosen. While this Agreement is in force, the allocation or transfer of amounts to certain subaccounts of the Separate Account may be restricted. The monthly charge for this Agreement is $0.01 per $1,000 of the specified amount of insurance in the Policy. You may add this Agreement to your base Policy only at the time you purchase your Policy. This Agreement is not available with any of the following riders: Flexible Period Single Life Supplemental Term Insurance; Estate Growth Benefit; Return of Premium Supplemental Term Insurance; and Estate Preservation Supplemental Term Insurance. This benefit is subject to the provisions in the Agreement.

Return of Premium Term Insurance Agreement

This Agreement provides term insurance equivalent to the sum of all premiums paid under the Policy up to the most recent monthly anniversary. The cost of insurance charges for the Agreement includes the cost of insurance charges for the term insurance provided under the Agreement. The cost of insurance rates for the Agreement are based on the age, gender (in some states) and rate class of the insureds. The rates will not exceed the rates shown for the Agreement in the Additional Policy Specifications section of the Policy. You may add this Agreement to your base Policy only at the time you purchase your Policy. This Agreement is not available if you choose the Guaranteed Continuation of Policy Rider. This benefit is subject to the provisions in the Agreement.

Estate Preservation Supplemental Term Insurance Agreement

This Agreement provides a supplemental term insurance benefit on the death of the last insured under the Policy. The cost of insurance rates for the Agreement are based on the age, gender (in some states) and rate class of the insureds. The rates will not exceed the rates shown for the Agreement in the Additional

Policy Specifications section of the Policy. You may add this Agreement to your base Policy only at the time you purchase your Policy. This Agreement is not available if you choose the Guaranteed Continuation of Policy Rider. This benefit is subject to the provisions in the Agreement.

Supplemental Term Insurance Agreement

This Agreement adds last survivor term insurance to the death benefit provided under the Policy. The rider modifies the death benefit options as provided in the Policy as follows:

Option 1: The death benefit is the greater of (a) the sum of the amount of insurance specified in the Policy and the amount of term insurance added by the rider, or (b) the “applicable percentage” of the policy value on the date of death of the last insured to die.

Option 2: The death benefit is the greater of (a) the sum of the amount of insurance specified in the Policy, the amount of term insurance added by the rider, and the policy value on the date of death of the last insured to die, or (b) the “applicable percentage” of the policy value on the date of death of the last insured to die.

Additional information on the death benefit options may be found under How Much Life Insurance Does the Policy Provide? in this prospectus.

The amount of term insurance added by the Agreement may, upon written application and receipt by us of satisfactory evidence of insurability, be increased by no less than $10,000.

The monthly deductions under the Policy may include a mortality and expense risk face amount charge (monthly per $1,000 of specified amount of charge for policies issued in Maryland) applied to the amount of term insurance added to the Policy by the Agreement. We are not currently applying the charge to term insurance added by the Agreement, but may do so in the future. If a mortality and expense risk face amount charge (monthly per $1,000 of specified amount of charge for policies issued in Maryland) is applied to term insurance added by the Agreement, it will not exceed the charges shown in the Additional Policy Specifications in the Policy. Guaranteed maximum mortality and expense risk face amount charges (monthly per $1,000 of specified amount of charge for policies issued in Maryland) for term insurance added by the Agreement are shown in Appendix B.

The monthly deductions under the Policy will include a cost of insurance charge for the term insurance added by the Agreement. The cost of insurance rates for the term insurance based on attained age, gender (in some states) and rate class of each insured, will not exceed those shown for the Agreement in the Additional Policy Specifications in the Policy.

It may be to your economic advantage to add life insurance protection to the Policy through the Agreement. The total current charges that you pay for your insurance will be less with term insurance added by the Agreement. It also should be noted, however, that the guaranteed maximum charges under the Policy will be higher with a portion of the insurance added by the Agreement than they would be if all of the insurance were provided under the base Policy.

You may add this Agreement to your base Policy only at the time you purchase your Policy. This benefit is subject to the provisions in the Agreement.

General Rules and Limitations

Additional rules and limitations apply to these supplemental benefits. All supplemental benefits may not be available in your state. Please ask your authorized Penn Mutual representative for further information or contact our office.

What Is a Policy Loan?

You may borrow up to 95% of your cash surrender value. The minimum amount you may borrow is $250.

Interest charged on a policy loan is 4.0% and is payable at the end of each policy year. If interest is not paid when due, it is added to the loan. An amount equivalent to the loan is withdrawn from subaccounts of the Separate Account and the fixed interest option on a prorated basis (unless you designate a different withdrawal allocation when you request the loan) and is transferred to a special loan account. Amounts withdrawn from the investment options cease to participate in the investment experience of the Separate Account. The special loan account is guaranteed to earn interest at 3.0% during the first ten policy years and 3.75% thereafter (4.0% thereafter in New York). On a current basis, the special loan account will earn interest at 3.0% during the first ten policy years and 4.0% thereafter.

You may repay all or part of a loan at any time. Upon repayment, an amount equal to the repayment will be transferred from the special loan account to the investment options you specify. If you do not specify the allocation for the repayment, the amount will be allocated in accordance with your current standing allocation instructions.

If your Policy lapses (see What Payments Must Be Paid Under the Policy?) and you have a loan outstanding under the Policy, you may have to pay federal income tax on the amount of the loan, to the extent there is gain in the Policy. See How Is the Policy Treated Under Federal Income Tax Law? in this prospectus.

The amount of any loan outstanding under your Policy on the death of the last insured to die will reduce the amount of the death benefit by the amount of such loan.

If you want a payment to us to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

How Can I Withdraw Money From the Policy?

Full Surrender

You may surrender your Policy in full at any time. If you do, we will pay you the policy value, less any policy loan outstanding and less any surrender charge that then applies. This is called your “net cash surrender value.”

Partial Surrender

You may partially surrender your Policy for the net cash surrender value, subject to the following conditions:

•	the net cash surrender value remaining in the Policy after the partial surrender must exceed $1,000;

•	no more than twelve partial surrenders may be made in a policy year;

•	each partial surrender must be at least $250;

•	a partial surrender may not be made from an investment option if the amount remaining under the option is less than $250; and

•	the partial surrender may not reduce the specified amount of insurance under your Policy to less than $200,000.

If you elect Death Benefit Option 1 (see How Much Life Insurance Does the Policy Provide? in this prospectus), a partial surrender may reduce your specific amount of insurance — by the amount by which the partial surrender exceeds the difference between (a) the death benefit provided under the Policy, and (b) the specified amount of insurance.

Partial surrenders reduce the policy value and net cash surrender value by the amount of the partial surrender.

Partial surrenders will be deducted from subaccounts of the Separate Account and the fixed account in accordance with your directions. In the absence of such direction, the partial surrender will be deducted from subaccounts and/or the fixed account on a pro-rata basis.

Can I Choose Different Payout Options Under the Policy?

Choosing a Payout Option

You may choose to receive proceeds from the Policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $5,000 or more applied to any of a number of other payment options as set forth in your Policy, including payment of interest on the proceeds payable, interest income, income for a fixed period, life income, life income for guaranteed period, life income with refund period, joint and survivor life income. Periodic payments may not be less than $50 each.

Changing a Payment Option

You can change the payment option at any time before the proceeds are payable. If you have not made a choice, the payee may change the payment option within the period specified in the Policy. The person entitled to the proceeds may elect a payment option as set forth in the Policy.

Tax Impact of Choosing a Payment Option

There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult a qualified tax adviser before making that choice.

How Is the Policy Treated Under Federal Income Tax Law?

Death benefits paid under contracts that qualify as life insurance policies under federal income tax law are not subject to income tax. Investment gains credited to such policies are not subject to income tax as long as they remain in the Policy. Assuming your Policy is not treated as a “modified endowment contract” under federal income tax law, distributions from the Policy are generally treated as first the return of investments in the Policy and then, only after the return of all investment in the Policy, as distribution of taxable income. Amounts borrowed under the Policy also are not generally subject to federal income tax at the time of the borrowing. An exception to this general rule occurs in the case of a decrease in the Policy’s death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the owner in order for the Policy to continue qualifying as life insurance. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702 of the Internal Revenue Code of 1986, as amended (the “Code”).

To qualify as a life insurance contract under federal income tax law, your Policy must meet the definition of a life insurance contract which is set forth in Section 7702 of the Code. The manner in which Section 7702 should be applied to certain features of the Policy offered in this prospectus is not directly addressed by Section 7702 or any guidance issued to date under Section 7702. Nevertheless, Penn Mutual believes it is reasonable to conclude that the Policy will meet the Section 7702 definition of a life insurance contract. In the absence of final regulations or other pertinent interpretations of Section 7702, however, there is necessarily some uncertainty as to whether a Policy will meet the statutory life insurance contract definition, particularly if it insures a substandard risk. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such contract would not provide most of the tax advantages normally provided by a life insurance contract.

If it is subsequently determined that the Policy does not satisfy Section 7702, we may take whatever steps that are appropriate and reasonable to comply with Section 7702. For these reasons, we reserve the right to restrict policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Code requires that the investments of each subaccount of the Separate Account must be “adequately diversified” in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Separate Account, through the funds, intends to comply with the diversification requirements prescribed in Treas. Reg. § 1.817-5, which affect how the funds’ assets are to be invested. Penn Mutual believes that the Separate Account will thus meet the diversification requirement, and Penn Mutual will monitor continued compliance with this requirement.

The Treasury Department has stated in published rulings that a variable life insurance policy owner will be considered the owner of the related separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the policy owner is considered the owner of separate account assets, income and gain from the assets would be includable in the policy owner’s gross income. The Treasury Department has indicated that in regulations or revenue rulings under Section 817(d), (relating to the definition of a variable life insurance policy), it will provide guidance on the extent to which policy owners may direct their investments to particular subaccounts without being treated as owners of the underlying shares. The Internal Revenue Service (“IRS”) has issued Revenue Ruling 2003-91 in which it ruled that the ability to choose among 20 subaccounts and make not more than one transfer per month without charge did not result in the owner of a policy being treated as the owner of the assets in the subaccount under the investment control doctrine.

The ownership rights under the Policies are similar to, but different in certain respects from, those described by the IRS in Revenue Ruling 2003-91 and other rulings in which it was determined that policy owners were not owners of the subaccount assets. Although we do not believe this to be the case, these differences could result in Policy owners being treated as the owners of the assets of the subaccounts under the Policies. We, therefore, reserve the right to modify the Policies as necessary to attempt to prevent the owners of the Policies from being considered the owners of a pro rata share of the assets of the subaccounts under the Policies. In addition, it is possible that when regulations or additional rulings are issued, the Policies may need to be modified to comply with them.

IRC Qualification

Your Policy will be treated as a life insurance contract under federal income tax law if it passes either one or the other of two tests — a cash value accumulation test or a guideline premium/cash value corridor test. At the time of issuance of the Policy, you choose which test you want to be applied. It may not thereafter be changed. If you do not choose the test to be applied to your Policy, the Guideline Premium/Cash Value Corridor Test will be applied.

•	Cash Value Accumulation Test — Under the terms of the Policy, the policy value may not at any time exceed the net single premium cost (at any such time) for the benefits promised under the Policy.

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Guideline Premium/Cash Value Corridor Test — The Policy must at all times satisfy a guideline premium requirement and a cash value corridor requirement. Under the guideline premium requirement, the sum of the premiums paid under the Policy may not at any time exceed the greater of the guideline single premium or the sum of the guideline level premiums, for the benefits promised under the Policy. Under the cash value corridor requirement, the death benefit at any time must be equal to or greater than the applicable percentage of policy value specified in the Internal Revenue Code.

The Cash Value Accumulation Test does not limit the amount of premiums that may be paid under the Policy. If you desire to pay premiums in excess of those permitted under the Guideline Premium/Cash Value Corridor Test, you should consider electing to have your Policy qualify under the Cash Value Accumulation Test. However, any premium that would increase the net amount at risk is subject to evidence of insurability satisfactory to us. Required increases in the minimum death benefit due to growth in the policy value will generally be greater under the Cash Value Accumulation Test than under the Guideline Premium/Cash Value Corridor Test.

The Guideline Premium/Cash Value Corridor Test limits the amount of premium that may be paid under the Policy. If you do not desire to pay premiums in excess of those permitted under Guideline Premium/Cash Value Corridor Test limitations, you should consider electing to have your Policy qualify under the Guideline Premium/Cash Value Corridor Test.

Modified Endowment Contracts

The Internal Revenue Code establishes a class of life insurance contracts designated as “modified endowment contracts,” which applies to Policies entered into or materially changed after June 20, 1988.

Due to the Policy’s flexibility, classification as a modified endowment contract will depend on the individual circumstances of each Policy. In general, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. The determination of whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship of the death benefit and policy value at the time of such change and the additional premiums paid in the seven years following the material change. At the time a premium is credited which would cause the Policy to become a modified endowment contract, we will notify you that unless a refund of the excess premium (with interest) is requested, your Policy will become a modified endowment contract. You will have 30 days after receiving such notification to request the refund.

All Policies that we or our affiliate issues to the same owner during any calendar year, which are treated as modified endowment contracts, are treated as one modified endowment contract for purposes of determining the amount includable in the gross income under Section 72(e) of the Code.

The rules relating to whether your Policy will be treated as a modified endowment contract are complex and make it impracticable to adequately describe in the limited confines of this summary. Therefore, you may wish to consult with a competent advisor to determine whether a policy transaction will cause the Policy to be treated as a modified endowment contract.

Policies classified as a modified endowment contract will be subject to the following tax rules. First, all distributions, including distributions upon surrender and partial withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from or secured by, such a Policy are treated as distributions from such a Policy and taxed accordingly. Past due loan interest that is added to the loan amount will be treated as a loan. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by such a Policy that is included in income except where the distribution or loan is made on or after the owner attains age 59 1/2, is attributable to the owner’s becoming totally and permanently disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of the owner and the owner’s Beneficiary.

Policy Loan Interest

Generally, personal interest paid on a loan under a Policy which is owned by an individual is not deductible. In addition, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual will generally not be tax deductible. The deduction of interest on policy loans may also be subject to the restrictions of Section 264 of the Code. An owner should consult a tax adviser before deducting any interest paid in respect of a policy loan.

Investment in the Policy

Investment in your Policy means: (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the owner.

Taxation of Policy Split Option Agreement

The Policy Split Option Agreement that we offer permits a Policy to be split into two other life policies upon the occurrence of a divorce of the joint insureds or certain changes in federal estate tax law. A Policy split could have adverse tax consequences. For example, it is not clear whether a Policy split will be treated as a nontaxable exchange under Sections 1031, 1035 or 1041 of the Code. If a Policy split is not treated as a nontaxable exchange, a split could result in the recognition of taxable income in an amount up to any gain in the Policy at the time of the split. In addition, it is not clear whether, in all circumstances, the individual policies that result from a Policy split would be treated as life insurance contracts for federal income tax purposes and, if so treated, whether the individual contracts would be classified as modified endowment contracts. Before you exercise rights provided by the Policy split option, it is important that you consult with a competent tax advisor regarding the possible tax consequences of a Policy split.

Other Tax Considerations

The transfer of your Policy or the designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation of the owner, may have generation skipping transfer tax considerations under Section 2601 of the Code.

The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state and local transfer taxes may be imposed. Consult with your tax adviser for specific information in connection with these taxes.

The foregoing is a summary of the federal income tax considerations associated with the Policy and does not purport to cover all possible situations. The summary is based on our understanding of the present federal income tax laws as they are currently interpreted by the IRS. The summary is not intended as tax advice. No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS.

Are There Other Charges That Penn Mutual Could Deduct in the Future?

We currently make no charge against policy values to pay federal income taxes on investment gains. However, we reserve the right to do so in the event there is a change in the tax laws. We currently do not expect that any such charge will be necessary.

Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to make such deductions for such taxes.

How Do I Communicate With Penn Mutual?

General Rules

You may mail all checks for premium payments to The Penn Mutual Life Insurance Company, Payment Processing Center, P.O. Box 7460, Philadelphia, Pennsylvania, 19101-7460, or express all checks to The Penn Mutual Life Insurance Company, Payment Processing Center, L/B 7460, Route 38 & East Gate Drive, Moorestown, NJ 08057.

Certain requests pertaining to your Policy must be made in writing and be signed and dated by you. They include the following:

•	policy loans in excess of $50,000, partial surrenders in excess of $10,000, and full surrenders;

•	change of death benefit option; risk class; addition/removal of riders;

•	changes in specified amount of insurance;

•	change of beneficiary;

•	election of payment option for policy proceeds;

•	tax withholding elections; and

•	grant of telephone transaction privilege to a third party.

You should mail these requests to our office, P.O. Box 178, Philadelphia, Pennsylvania, 19105-0178 or express/overnight to 600 Dresher Road, Horsham, PA 19044. You should also send notice of the insured person’s death and related documentation to our office. Communications are not treated as “received” until such time as they have arrived at our office in proper form. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered “received” by us on the next following business day. Our business day currently ends at 5:00 p.m. Eastern Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

We have special forms that must be used for a number of the requests mentioned above. You can obtain these forms from your Penn Mutual representative or by calling our office at 800-523-0650. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that does not include this required information.

Telephone Transactions

You or the producer of record (pursuant to your instructions) may request transfers among investment options and may change allocations of future premium payments by calling our office. In addition, if you complete a special authorization form, you may authorize a third person, other than the producer of record, to act on your behalf in giving us telephone transfer instructions. We will not be liable for following transfer instructions, including instructions from the producer of record, communicated by telephone that we reasonably believe to be genuine. We also reserve the right to suspend or terminate the privilege altogether at any time. We may require certain identifying information to process a telephone transfer.

What Is the Timing of Transactions Under the Policy?

Planned premium payments and unplanned premium payments which do not require evaluation of additional insurance risk will be credited to the Policy and the net premium will be allocated to the subaccounts of the Separate Account based on values at the end of the valuation period in which we receive the payment. A valuation period is the same as the valuation period of the shares of the funds held in subaccounts of the Separate Account. Loan, partial surrender and full surrender transactions will be based on values at the end of the valuation period in which we receive all required instructions and necessary documentation. In order to receive a day’s closing price, instructions sent by facsimile transmission must be received in good order by our fax server prior to the close of regular trading on that day. Telephone instructions must be received in full, containing all required information and confirmed back to the caller prior to the close of regular trading in order to receive that day’s closing price. Death benefits will be based on values as of the date of death.

We will ordinarily pay the death benefit, loan proceeds and partial or full surrender proceeds, within seven days after receipt at our office of all the documents required for completion of the transaction.

We may defer making a payment or transfer from a variable account investment option if (1) the disposal or valuation of the Separate Account’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or (2) the SEC by order permits postponement of payment to protect our policy owners.

We may also defer making a payment or transfer from the fixed interest option for up to six months from the date we receive the written request. However, we will not defer payment of a partial surrender or policy loan requested to pay a premium due on a Penn Mutual Policy. If a payment from the fixed interest option is deferred for 30 days or more, it will bear interest at a rate of 3.0% per year compounded annually while it is deferred.

How Does Penn Mutual Communicate With Me?

At least once each year we will send a report to you showing your current policy values, premiums paid and deductions made since the last report, any outstanding policy loans, and any additional premiums permitted under your Policy. We will also send to you an annual and a semi-annual report for each Fund underlying a subaccount to which you have allocated your policy value, as required by the 1940 Act. In addition, when you pay premiums, or if you borrow money under your Policy, transfer amounts among the investment options or make partial surrenders, we will send a written confirmation to you. Information on Dollar Cost Averaging, Automatic Asset Rebalancing, and pre-authorized check payments will be confirmed on a quarterly statement.

Do I Have the Right to Cancel the Policy?

You have the right to cancel your Policy within 10 days after you receive it (or longer in some states). This is referred to as the “free look” period. To cancel your Policy, simply deliver or mail the Policy to our office or to our representative who delivered the Policy to you.

In most states, you will receive a refund of your policy value as of the date of cancellation plus the premium charge and the monthly deductions. The date of cancellation will be the date we receive the Policy.

In some states, you will receive a refund of any premiums you have paid. In these states money held under your Policy will be allocated to the Penn Series Money Market Fund subaccount during the “free look” period. At the end of the period, the money will be transferred to the investment options you have chosen.

THE PENN MUTUAL LIFE INSURANCE COMPANY

Penn Mutual is a Pennsylvania mutual life insurance company. We were chartered in 1847 and have been continuously engaged in the life insurance business since that date. We issue and sell life insurance and annuities in all 50 states and the District of Columbia. Our corporate headquarters are located at 600 Dresher Road, Horsham, Pennsylvania, 19044, a suburb of Philadelphia. Our mailing address is The Penn Mutual Life Insurance Company, Philadelphia, Pennsylvania, 19172.

PENN MUTUAL VARIABLE LIFE ACCOUNT I

We established Penn Mutual Variable Life Account I (the “Separate Account”) as a separate investment account under Pennsylvania law on January 27, 1987. The Separate Account is registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and qualifies as a “separate account” within the meaning of the federal securities laws.

Net premiums received under the Policy and under other variable life insurance policies are allocated to subaccounts of the Separate Account for investment in investment funds. They are allocated in accordance with instructions from policy owners.

Income, gains and losses, realized or unrealized, in a subaccount are credited or charged without regard to any other income, gains or losses of Penn Mutual. Assets equal to the reserves and other contract liabilities with respect to the investments held in each subaccount are not chargeable with liabilities arising out of any other business or account of Penn Mutual. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. We are obligated to pay all benefits provided under the Policies.

If investment in shares of a fund should no longer be possible or, if in our judgment, becomes inappropriate to the purposes of the Policies, or, if in our judgment, investment in another fund is in the interest of owners, we may substitute another fund. No substitution may take place without notice to owners and prior approval of the SEC and insurance regulatory authorities, to the extent required by the 1940 Act and applicable law.

VOTING SHARES OF THE INVESTMENT FUNDS

We are the legal owner of shares of the funds and as such have the right to vote on all matters submitted to shareholders of the funds. However, as required by law, we will vote shares held in the Separate Account at meetings of shareholders of the funds in accordance with instructions received from owners. Should the applicable federal securities laws, regulations or interpretations thereof change so as to permit us to vote shares of the funds in our own right, we may elect to do so.

To obtain voting instructions from owners, before a meeting we will send owners voting instruction material, a voting instruction form and any other related material. The number of shares for which an owner may give voting instructions is currently determined by dividing the portion of the owner’s policy value allocated to the Separate Account by the net asset value of one share of the applicable fund. Fractional votes will be counted. The number of votes for which an owner may give instructions will be determined as of a date chosen by Penn Mutual but not more than 90 days prior to the meeting of shareholders. Shares for which no timely instructions are received will be voted by Penn Mutual in the same proportion as those shares for which voting instructions are received.

We may, if required by state insurance officials, disregard owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the funds, or to approve or disapprove an investment advisory agreement. In addition, we may under certain circumstances disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the funds, provided that we reasonably disapprove of such changes in accordance with applicable federal regulations. If we ever disregard voting instructions, we will advise owners of that action and of our reasons for such action in the next semiannual report. Finally, we reserve the right to modify the manner in which we calculate the weight to be given to pass-through voting instructions where such a change is necessary to comply with current federal regulations or the current interpretation thereof.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP serves as independent registered public accounting firm for Penn Mutual and the Separate Account. Their offices are located at 2001 Market Street, Suite 1700, Philadelphia, PA 19103.

LEGAL MATTERS

Morgan, Lewis & Bockius LLP of Washington, D.C., has provided advice on certain matters relating to the federal securities laws and the offering of the Policies.

DISTRIBUTION ARRANGEMENTS

Penn Mutual has a distribution agreement with Hornor, Townsend & Kent, Inc. (“HTK”) to act as principal underwriter for the distribution and sale of the Policies. HTK is affiliated with Penn Mutual and is located at 600 Dresher Road, suite C1C, in Horsham, Pennsylvania, 19044. HTK sells the Policies through its sales representatives. HTK has also entered into selling agreements with other broker-dealers who in turn sell the Policies through their sales representatives. HTK is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (“FINRA”).

Penn Mutual enters into selling agreements with HTK and other broker-dealers whose registered representatives are authorized by state insurance and securities departments to solicit applications for the Policies. Sales and renewal compensation are paid to these broker-dealers for soliciting applications as premium-based commission, asset-based commission (sometimes referred to as “trails” or “residuals”), or a combination of the two. Registered representatives may be paid commissions on Policies they sell in amounts up to 50% of first year premiums of sales, 2% on premiums paid during the second through fifteenth policy years, and 1.2% on premiums paid after the first fifteen policy years. In lieu of the renewal commissions just described, registered representatives can opt to receive 1% of premiums paid during the second through tenth policy years, 0% of the premiums paid after the first ten policy years, and an asset-based commission equivalent to an annualized rate of 0.10% of net policy value during the second through tenth policy years, and a 0.25% of net policy value after the first ten policy years.

In addition to or partially in lieu of commission, Penn Mutual may also make override payments and pay expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset broker-dealer expenses in connection with activities they are required to perform, such as educating personnel and maintaining records. Registered representatives may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

Such additional compensation may give Penn Mutual greater access to registered representatives of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your registered representative may serve you better, this additional compensation also may afford Penn Mutual a “preferred” status at the recipient broker-dealer (along with other product vendors that provide similar support) and offer some other marketing benefit such as website placement, access to registered representative lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the registered representative market the Policies.

Finally, within certain limits imposed by FINRA, registered representatives who are associated with HTK, as a Penn Mutual broker-dealer affiliate, may qualify for sales incentive programs and other benefits sponsored by Penn Mutual. These HTK registered representatives are also producers of Penn Mutual and upon achievement of specified annual sales goals may be eligible for compensation in addition to the amounts stated above, including bonuses, fringe benefits, financing arrangements, conferences, trips, prizes and awards.

All of the compensation described in this section, and other compensation or benefits provided by Penn Mutual or its affiliates, may be more or less than the overall compensation on similar or other products and may influence your registered representative or broker-dealer to present this Policy rather than other investment options.

Individual registered representatives typically receive a portion of the compensation that is paid to the broker-dealer in connection with the Policy, depending on the agreement between the registered representative and their broker-dealer firm. Penn Mutual is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your registered representative how he/she will be compensated for the transaction.

FINANCIAL STATEMENTS

The financial statements of the Separate Account and the statutory financial statements of Penn Mutual appear in a statement of additional information, which may be obtained from The Penn Mutual Life Insurance Company, Attn: SAI request, Philadelphia, PA, 19172. Or you can call toll-free at 1-800-523-0650. The statutory financial statements of Penn Mutual should be distinguished from any financial statements of the Separate Account and should be considered only as bearing upon Penn Mutual’s ability to meet its obligations under the Policies.

APPENDIX A

Mortality and Expense Risk Face Amount Charges

Guaranteed Monthly Rates per $1,000 of Initial Face Amount

For All States Not Including New York

Average Issue Age of Insureds	Rate
20	0.14
25	0.15
30	0.17
35	0.19
40	0.21
45	0.23
50	0.26
55	0.28
60	0.30
65	0.32
70	0.34
75	0.36
80	0.38
83	0.39

Mortality and Expense Risk Face Amount Charges

Guaranteed Monthly Rates per $1,000 of Initial Face Amount

For New York

Average Issue Age of Insureds	Rate
20	0.12
25	0.13
30	0.14
35	0.15
40	0.17
45	0.18
50	0.20
55	0.22
60	0.23
65	0.24
70	0.26
75	0.28
80	0.31
83	0.34

Representative figures shown. For issue ages not listed, please ask your registered representative.

A-1

APPENDIX B

Mortality and Expense Risk Face Amount Charges

Guaranteed Monthly Rates per $1,000 of Initial Face Amount

Supplemental Term Insurance Rider

Average Issue Age of Insureds	Rate
20	0.19
25	0.20
30	0.22
35	0.24
40	0.26
45	0.28
50	0.31
55	0.33
60	0.35
65	0.37
70	0.39
75	0.41
80	0.43
83	0.44

Representative figures shown. For issue ages not listed, please ask your registered representative.

B-1

APPENDIX C

Sample Applicable Percentages Under the Guideline Premium/Cash Value Corridor Test

Attained Age of Younger Insured	%	Attained Age of Younger Insured	%	Attained Age of Younger Insured	%	Attained Age of Younger Insured	%	Attained Age of Younger Insured	%
0-40	250%	52	171%	64	122%	76	105%	88	105%
41	243%	53	164%	65	120%	77	105%	89	105%
42	236%	54	157%	66	119%	78	105%	90	105%
43	229%	55	150%	67	118%	79	105%	91	104%
44	222%	56	146%	68	117%	80	105%	92	103%
45	215%	57	142%	69	116%	81	105%	93	102%
46	209%	58	138%	70	115%	82	105%	94	101%
47	203%	59	134%	71	113%	83	105%	95	101%
48	197%	60	130%	72	111%	84	105%	96-121	100.1%
49	191%	61	128%	73	109%	85	105%
50	185%	62	126%	74	107%	86	105%
51	178%	63	124%	75	105%	87	105%

C-1

APPENDIX D

Sample Applicable Percentages Under the Cash Value Accumulation Test

65 Male Non-Tobacco, 65 Female Non-Tobacco

Attained Age	%	Attained Age	%	Attained Age	%	Attained Age	%
65	246.9%	74	177.7%	83	137.6%	92	117.5%
66	237.4%	75	172.0%	84	134.6%	93	115.7%
67	228.5%	76	166.6%	85	131.8%	94	114.0%
68	220.0%	77	161.6%	86	129.3%	95	112.3%
69	211.9%	78	156.9%	87	126.9%	96	110.5%
70	204.3%	79	152.4%	88	124.7%	97	108.5%
71	197.0%	80	148.3%	89	122.7%	98	106.3%
72	190.2%	81	144.5%	90	120.9%	99	103.5%
73	183.8%	82	140.9%	91	119.2%	100-121	103.5%

D-1

STATEMENT OF ADDITIONAL INFORMATION

A free copy of the Statement of Additional Information (“SAI”), dated May 1, 2015, which includes financial statements of Penn Mutual and the Separate Account, and additional information on Penn Mutual, the Separate Account and the Policy, may be obtained from The Penn Mutual Life Insurance Company, Attn: SAI request, Philadelphia, PA, 19172. Or you can call toll-free at 1-800-523-0650. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

In addition, you can also request, free of charge, a personalized illustration of death benefits, cash surrender values and cash values by contacting The Penn Mutual Life Insurance Company, Customer Service Group, Philadelphia, PA, 19172. Or you can call toll-free at 1-800-523-0650.

Information about the Penn Mutual Variable Life Account I, including the SAI, may be obtained from the Securities and Exchange Commission in any of the following ways: (1) in person: you may review and copy documents in the Commission’s Public Reference Room in Washington, D.C. (for information call 1-202-551-8090); (2) on-line: you may retrieve information from the Commission’s web site at “http://www.sec.gov”; or (3) by mail: you may request documents, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to Securities Exchange Commission, Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-0102.

Penn Mutual Variable Life Account I’s Investment Company Act registration number is 811-05006.

VALJ-01(S)	05/14

Our Noble Purpose

Since 1847, Penn Mutual has been driven by our noble purpose – to create a world of possibilities, one individual, one family and one small business at a time. As an original pioneer of mutual life insurance in America, we believe that purchasing life insurance is the most protective, responsible and rewarding action a person can take to build a solid foundation today and create a brighter future for generations to come.

Survivorship Growth VUL is issued by The Penn Mutual Life Insurance Company on Policy form VALJ-01-R(S) and VALJ-01-R(U) and state variations thereof.

© 2015 The Penn Mutual Life Insurance Company, Philadelphia, PA 19172 www.pennmutual.com

PM6762

05/15

STATEMENT OF ADDITIONAL INFORMATION

FOR

SURVIVORSHIP GROWTH VUL

a last survivor flexible premium adjustable variable life insurance policy issued by

THE PENN MUTUAL LIFE INSURANCE COMPANY

and funded through

PENN MUTUAL VARIABLE LIFE ACCOUNT I

The Penn Mutual Life Insurance Company

Philadelphia, PA 19172

800-523-0650

May 1, 2015

This Statement of Additional Information is not a prospectus. It should be read in conjunction with our Survivorship Growth VUL prospectus dated May 1, 2015. A copy of the prospectus for the Policy is available, without charge, by writing to The Penn Mutual Life Insurance Company, Customer Service Group – C3P, Philadelphia, PA, 19172. Or, you may call, toll free, 1-800-523-0650.

FEDERAL INCOME TAX CONSIDERATIONS

The following summary provides a general description of the Federal income tax considerations associated with each Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based on Penn Mutual’s understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the “IRS”). No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the IRS.

Tax Status of Each Policy

To qualify as a life insurance contract for federal income tax purposes, a Policy must meet the definition of a life insurance contract which is set forth in Section 7702 of the Internal Revenue Code of 1986, as amended (the “Code”). The manner in which Section 7702 should be applied to certain features of a Policy offered in its prospectus is not directly addressed by Section 7702 or any guidance issued to date under Section 7702. Nevertheless, Penn Mutual believes it is reasonable to conclude that a Policy will meet the Section 7702 definition of a life insurance contract. In the absence of final regulations or other pertinent interpretations of Section 7702, however, there is necessarily some uncertainty as to whether a Policy will meet the statutory life insurance contract definition, particularly if it insures a substandard risk. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such contract would not provide most of the tax advantages normally provided by a life insurance contract.

If it is subsequently determined that a Policy does not satisfy Section 7702, we may take whatever steps that are appropriate and reasonable to comply with Section 7702. For these reasons, we reserve the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Code requires that the investments of each subaccount of the Separate Account must be “adequately diversified” in accordance with Treasury regulations in order for a Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Separate Account, through the funds, intends to comply with the diversification requirements prescribed in Treas. Reg. § 1.817-5, which affect how the funds’ assets are to be invested. Penn Mutual believes that the Separate Account will thus meet the diversification requirement, and Penn Mutual will monitor continued compliance with this requirement.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is considered the owner of separate account assets, income and gain from the assets would be includable in the variable contract owner’s gross income. The Treasury Department has indicated that in regulations or revenue rulings under Section 817(d), (relating to the definition of a variable contract), it will provide guidance on the extent to which contract owners may direct their investments to particular subaccounts without being treated as owners of the underlying shares. The Internal Revenue Service (“IRS”) has issued Revenue Ruling 2003-91 in which it ruled that the ability to choose among 20 subaccounts and make not more than one transfer per month without charge did not result in the owner of a policy being treated as the owner of the assets in the subaccount under the investment control doctrine.

The ownership rights under the Policies are similar to, but different in certain respects from, those described by the IRS in Revenue Ruling 2003-91 and other rulings in which it was determined that policy owners were not owners of the subaccount assets. Although we do not believe this to be the case, these differences could result in Policy owners being treated as the owners of the assets of the subaccounts under the Policies. We, therefore, reserve the right to modify the Policies as necessary to attempt to prevent the owners of the Policies from being considered the owners of a pro rata share of the assets of the subaccounts under the Policies. In addition, it is possible that when regulations or additional rulings are issued, the contracts may need to be modified to comply with them.

2

IRC Qualification

For your policy to be treated as a life insurance contract under the Internal Revenue Code, it must pass one of two tests — a cash value accumulation test or a guideline premium/cash value corridor test. At the time of issuance of a Policy, you choose which test you want to be applied. It may not thereafter be changed. If you do not choose the test to be applied to your Policy, the Guideline Premium/Cash Value Corridor Test will be applied.

•	Cash Value Accumulation Test — Under the terms of a Policy, the policy value may not at any time exceed the net single premium cost (at any such time) for the benefits promised under the Policy.

•

Guideline Premium/Cash Value Corridor Test — A Policy must at all times satisfy a guideline premium requirement and a cash value corridor requirement. Under the guideline premium requirement, the sum of the premiums paid under the policy may not at any time exceed the greater of the guideline single premium or the sum of the guideline level premiums, for the benefits promised under a Policy. Under the cash value corridor requirement, the death benefit at any time must be equal to or greater than the applicable percentage of policy value specified in the Internal Revenue Code.

The Cash Value Accumulation Test does not limit the amount of premiums that may be paid under a Policy. If you desire to pay premiums in excess of those permitted under the Guideline Premium/Cash Value Corridor Test, you should consider electing to have your Policy qualify under the Cash Value Accumulation Test. However, any premium that would increase the net amount at risk is subject to evidence of insurability satisfactory to us. Required increases in the minimum death benefit due to growth in the policy value will generally be greater under the Cash Value Accumulation Test than under the Guideline Premium/Cash Value Corridor Test.

The Guideline Premium/Cash Value Corridor Test limits the amount of premium that may be paid under a Policy. If you do not desire to pay premiums in excess of those permitted under Guideline Premium/Cash Value Corridor Test limitations, you should consider electing to have your Policy qualify under the Guideline Premium/Cash Value Corridor Test.

The following discussion assumes that a Policy qualifies as a life insurance contract for federal income tax purposes.

We believe that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the death benefit under a Policy should be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code.

Modified Endowment Contracts

The Internal Revenue Code establishes a class of life insurance contracts designated as “modified endowment contracts,” which applies to Policies entered into or materially changed after June 20, 1988.

Due to a Policy’s flexibility, classification as a modified endowment contract will depend on the individual circumstances of each Policy. In general, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven policy years exceed the sum of the net level premiums which would have been paid on or before such time if a Policy provided for paid-up future benefits after the payment of seven level annual premiums. The determination of whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship of the death benefit and policy value at the time of such change and the additional premiums paid in the seven years following the material change. At the time a premium is credited which would cause a Policy to become a modified endowment contract, we will notify you that unless a refund of the excess premium (with interest) is requested, your Policy will become a modified endowment contract. You will have 30 days after receiving such notification to request the refund.

3

All Policies that we or our affiliate issues to the same owner during any calendar year, which are treated as modified endowment contracts, are treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code.

The rules relating to whether a Policy will be treated as a modified endowment contract are complex and make it impracticable to adequately describe in the limited confines of this summary. Therefore, you may wish to consult with a competent advisor to determine whether a policy transaction will cause a Policy to be treated as a modified endowment contract.

Distributions from Policies Classified as Modified Endowment Contracts

Policies classified as a modified endowment contract will be subject to the following tax rules. First, all distributions, including distributions upon surrender and partial withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from or secured by, such a Policy are treated as distributions from such a Policy and taxed accordingly. Past due loan interest that is added to the loan amount will be treated as a loan. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Policy that is included in income except where the distribution or loan is made on or after the owner attains age 59 1/2, is attributable to the owner’s becoming totally and permanently disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of the owner and the owner’s beneficiary.

Distributions from Policies Not Classified as Modified Endowment Contracts

Distributions from a Policy that is not classified as a modified endowment contract, are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in a Policy’s death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the owner in order for the Policy to continue complying with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in a Policy) under rules prescribed in Section 7702.

Loans from, or secured by, a Policy that is not classified as a modified endowment contract are not treated as distributions. Instead, such loans are treated as indebtedness of the owner.

Finally, neither distributions (including distributions upon surrender) nor loans from, or secured by, a Policy that is not classified as a modified endowment contract are subject to the 10 percent additional tax.

Policy Loan Interest

Generally, personal interest paid on a loan under a Policy which is owned by an individual is not deductible. In addition, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual will generally not be tax deductible. The deduction of interest on policy loans may also be subject to the restrictions of Section 264 of the Code. An owner should consult a competent tax advisor before deducting any interest paid in respect of a policy loan.

Investment in a Policy

Investment in a Policy means: (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the owner.

4

Taxation of Policy Split

The Policy Split Option Rider that we offer permits a Policy to be split into two other life policies upon the occurrence of a divorce of the joint insureds or certain changes in federal estate tax law. A policy split could have adverse tax consequences. For example, it is not clear whether a policy split will be treated as a nontaxable exchange under Sections 1031, 1035 or 1041 of the Code. If a policy split is not treated as a nontaxable exchange, a split could result in the recognition of taxable income in an amount up to any gain in the Policy at the time of the split. In addition, it is not clear whether, in all circumstances, the individual policies that result from a policy split would be treated as life insurance contracts for federal income tax purposes and, if so treated, whether the individual contracts would be classified as modified endowment contracts. Before you exercise rights provided by the Policy Split Option, it is important that you consult with a competent tax advisor regarding the possible tax consequences of a policy split.

Tax Consequences of the Guaranteed Option to Extend Maturity Date

The Guaranteed Option to Extend Maturity Date that we offer allows the policy owner to extend the original maturity date by 20 years. An extension of maturity could have adverse tax consequences. Before you exercise your rights under this option, you should consult with a competent tax advisor regarding the possible tax consequences of an extension of maturity.

Other Tax Considerations

The transfer of a Policy or the designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of a Policy to, or the designation as beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation of the owner, may have generation skipping transfer tax considerations under Section 2601 of the Code.

The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state and local transfer taxes may be imposed. Consult with your tax advisor for specific information in connection with these taxes.

The foregoing is a summary of the federal income tax considerations associated with the Policy and does not purport to cover all possible situations. The summary is based on our understanding of the present federal income tax laws as they are currently interpreted by the IRS. The summary is not intended as tax advice. No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS.

SALE OF THE POLICIES

Hornor, Townsend & Kent, Inc. (“HTK”), a wholly-owned subsidiary of Penn Mutual, acts as a principal underwriter of the Policies on a continuous basis. HTK, located at 600 Dresher Road, Horsham, Pennsylvania 19044, was organized as a Pennsylvania corporation on March 13, 1969. The offering is on a continuous basis. HTK also acts as principal underwriter for Penn Mutual Variable Annuity Account III, a separate account also established by Penn Mutual and for PIA Variable Annuity Account I, a separate account established by The Penn Insurance and Annuity Company, a wholly-owned subsidiary of Penn Mutual. HTK is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority.

Penn Mutual compensated HTK during 2014, 2013, and 2012 approximately $2,271, $1,484, and $1,463, respectively, for its services as principal underwriter.

5

PERFORMANCE INFORMATION

We provide performance information for the investment funds offered as investment options under a Policy. The performance information for the funds does not reflect expenses that apply to the separate account or the related insurance contracts. Inclusion of these charges would reduce the performance information.

EXPERTS

The financial statements of the Company as of December 31, 2013 and 2012 and for each of the two years in the period ended December 31, 2013, and the financial statements of the Penn Mutual Variable Life Account I of the Company as of December 31, 2013 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

FINANCIAL STATEMENTS

The financial statements of the Separate Account and the statutory financial statements of Penn Mutual appear on the following pages. The statutory financial statements of Penn Mutual should be distinguished from any financial statements of the Separate Account and should be considered only as bearing upon Penn Mutual’s ability to meet its obligations under the Policies.

6

The Penn Mutual Life Insurance Company

Variable Life Account I

Audited Financial Statements

as of December 31, 2014

and for the periods presented

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7045 T: (267) 330 3000, F: (267) 330 3300, www.pwc.com/us

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Penn Mutual Life Insurance Company

and Contract Owners of Penn Mutual Variable Life Account I

of The Penn Mutual Life Insurance Company

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the sub accounts constituting Penn Mutual Variable Life Account I of The Penn Mutual Life Insurance Company at December 31, 2014, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of The Penn Mutual Life Insurance Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments by correspondence with the underlying funds’ transfer agents at December 31, 2014, provide a reasonable basis for our opinion.

April 2, 2015

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2014

	Total	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund
Assets:
Investments at fair value	$926,856,271	$22,292,344	$9,282,608	$35,825,326	$20,029,356
Dividends receivable	194	194	—	—	—
Receivable for securities sold	$2,355,007	83,189	—	—	—

Liabilities:
Payable for securities purchased	$2,060,656	—	117,304	297,440	263,995

Total Net Assets	$927,150,816	$22,375,727	$9,165,304	$35,527,886	$19,765,361

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Cornerstone VUL		$917,844	$331,942	$1,881,825	$1,646,180
Cornerstone VUL II/Variable Estate Max/Variable Estate Max II		6,658,975	2,916,484	9,411,643	5,775,388
Cornerstone VUL III		2,701,699	611,640	2,826,106	1,307,916
Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL		12,097,209	5,305,238	21,303,338	10,435,259
Momentum Builder		—	—	104,974	600,618

Total Net Assets		$22,375,727	$9,165,304	$35,527,886	$19,765,361

Accumulation of Unit Values:
Cornerstone VUL		$15.25	$18.79	$28.36	$40.93

Cornerstone VUL II/Variable Estate Max/Variable Estate Max II		$14.00	$17.36	$26.03	$36.47

Cornerstone VUL III		$12.66	$15.48	$20.90	$26.20

Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL		$12.39	$14.94	$19.32	$27.46

Momentum Builder		$21.26	$—	$49.30	$71.82

Number of Shares		22,375,727	796,983	2,651,335	1,800,124
Cost of Investments	$605,939,328	$22,375,727	$9,106,815	$32,683,517	$15,473,574

The accompanying notes are an integral part of these financial statements.

1

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2014

(continued)

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund	Large Core Growth Fund
Assets:
Investments at fair value	$259,867,222	$22,281,423	$40,738,517	$7,296,628	$54,306,360
Dividends receivable	—	—	—	—	—
Receivable for securities sold	218,211	—	41,414	71,032	37,392

Liabilities:
Payable for securities purchased	—	24,500	—	—	—

Total Net Assets	$260,085,433	$22,256,923	$40,779,931	$7,367,660	$54,343,752

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Cornerstone VUL	$27,015,334	$1,789,252	$4,351,709	$152,222	$3,718,254
Cornerstone VUL II/Variable Estate Max/Variable Estate Max II	75,997,128	9,475,411	13,098,921	830,116	26,338,970
Cornerstone VUL III	18,133,665	3,541,719	6,750,404	542,026	10,845,634
Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL	137,738,820	7,450,541	16,335,815	5,843,296	13,440,894
Momentum Builder	1,200,486	—	243,082	—	—

Total Net Assets	$260,085,433	$22,256,923	$40,779,931	$7,367,660	$54,343,752

Accumulation of Unit Values:
Cornerstone VUL	$88.18	$16.01	$33.72	$14.08	$15.33

Cornerstone VUL II/Variable Estate Max/Variable Estate Max II	$70.14	$15.86	$28.54	$13.82	$15.18

Cornerstone VUL III	$44.49	$16.32	$11.09	$14.63	$15.62

Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL	$38.54	$16.79	$16.98	$15.49	$16.08

Momentum Builder	$166.86	$—	$46.85	$—	$—

Number of Shares	6,494,018	1,379,846	1,498,711	561,988	3,390,128
Cost of Investments	$156,577,716	$14,469,205	$23,253,112	$5,021,452	$31,606,464

The accompanying notes are an integral part of these financial statements.

2

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2014

(continued)

	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund	Mid Cap Growth Fund	Mid Cap Value Fund
Assets:
Investments at fair value	$44,467,702	$37,412,865	$83,227,026	$26,877,136	$35,166,543
Dividends receivable	—	—	—	—	—
Receivable for securities sold	84,398	—	126,790	142,304	154,823

Liabilities:
Payable for securities purchased	—	40,426	—	—	—

Total Net Assets	$44,552,100	$37,372,439	$83,353,816	$27,019,440	$35,321,366

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Cornerstone VUL	$5,650,080	$2,052,141	$3,403,687	$2,172,314	$1,522,455
Cornerstone VUL II/Variable Estate Max/Variable Estate Max II	19,327,443	15,992,878	31,338,683	7,564,660	13,718,791
Cornerstone VUL III	5,134,640	4,712,955	13,663,064	4,329,518	4,917,299
Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL	14,343,162	14,614,465	34,948,382	12,952,948	15,162,821
Momentum Builder	96,775	—	—	—	—

Total Net Assets	$44,552,100	$37,372,439	$83,353,816	$27,019,440	$35,321,366

Accumulation of Unit Values:
Cornerstone VUL	$50.02	$14.34	$30.15	$29.56	$46.66

Cornerstone VUL II/Variable Estate Max/Variable Estate Max II	$40.09	$14.21	$29.36	$24.25	$45.44

Cornerstone VUL III	$19.89	$14.62	$17.61	$13.87	$33.03

Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL	$21.53	$15.04	$22.47	$23.07	$33.68

Momentum Builder	$83.68	$—	$—	$—	$—

Number of Shares	1,918,695	2,509,902	5,216,134	1,815,823	1,678,772
Cost of Investments	$28,390,320	$23,422,016	$46,866,671	$15,988,062	$19,362,248

The accompanying notes are an integral part of these financial statements.

3

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2014

(continued)

	Mid Core Value Fund	SMID Cap Growth Fund	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Assets:
Investments at fair value	$9,192,825	$2,747,963	$2,840,453	$25,996,811	$51,716,205
Dividends receivable	—	—	—	—	—
Receivable for securities sold	61,791	4,897	26,230	388,124	430,934

Liabilities:
Payable for securities purchased	—	—	—	—	—

Total Net Assets	$9,254,616	$2,752,860	$2,866,683	$26,384,935	$52,147,139

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Cornerstone VUL	$283,741	$99,360	$33,180	$1,133,009	$2,842,447
Cornerstone VUL II/Variable Estate Max/Variable Estate Max II	1,594,799	914,824	1,265,896	8,780,384	18,047,875
Cornerstone VUL III	968,207	354,938	383,050	7,376,144	6,894,128
Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL	6,407,869	1,383,738	1,184,557	9,095,398	24,362,689
Momentum Builder	—	—	—	—	—

Total Net Assets	$9,254,616	$2,752,860	$2,866,683	$26,384,935	$52,147,139

Accumulation of Unit Values:
Cornerstone VUL	$23.80	$18.84	$20.04	$39.50	$67.14

Cornerstone VUL II/Variable Estate Max/Variable Estate Max II	$23.36	$18.66	$19.85	$38.47	$65.19

Cornerstone VUL III	$24.73	$19.20	$20.43	$13.30	$44.95

Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL	$26.18	$19.76	$21.02	$15.38	$43.69

Momentum Builder	$—	$—	$—	$—	$—

Number of Shares	518,757	139,315	137,096	926,112	1,860,405
Cost of Investments	$5,573,804	$2,273,979	$2,144,253	$16,777,213	$26,969,971

The accompanying notes are an integral part of these financial statements.

4

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2014

(continued)

	Small Cap Index Fund	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund
Assets:
Investments at fair value	$1,695,039	$2,422,593	$61,959,775	$20,232,785	$17,918,219
Dividends receivable	—	—	—	—	—
Receivable for securities sold	15,386	—	—	—	449,933

Liabilities:
Payable for securities purchased	—	46,458	760,537	506,124	—

Total Net Assets	$1,710,425	$2,376,135	$61,199,238	$19,726,661	$18,368,152

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Cornerstone VUL	$15,477	$12,619	$5,621,407	$650,105	$497,651
Cornerstone VUL II/Variable Estate Max/Variable Estate Max II	370,815	689,829	19,857,436	5,917,594	4,495,606
Cornerstone VUL III	102,704	208,768	7,297,640	2,856,267	2,041,571
Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL	1,221,429	1,464,919	28,422,755	10,302,695	11,333,324
Momentum Builder	—	—	—	—	—

Total Net Assets	$1,710,425	$2,376,135	$61,199,238	$19,726,661	$18,368,152

Accumulation of Unit Values:
Cornerstone VUL	$16.88	$11.05	$44.20	$10.38	$30.35

Cornerstone VUL II/Variable Estate Max/Variable Estate Max II	$16.72	$10.95	$37.51	$10.28	$29.78

Cornerstone VUL III	$17.20	$11.26	$21.89	$10.58	$31.53

Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL	$17.70	$11.59	$26.72	$10.89	$33.38

Momentum Builder	$—	$—	$—	$—	$—

Number of Shares	97,238	205,904	2,616,470	1,819,803	1,019,886
Cost of Investments	$1,351,867	$2,231,025	$47,813,999	$18,430,418	$12,024,443

The accompanying notes are an integral part of these financial statements.

5

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2014

(continued)

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund	Conservative Allocation Fund
Assets:
Investments at fair value	$3,156,734	$10,688,769	$10,589,512	$3,330,493	$3,297,039
Dividends receivable	—	—	—	—	—
Receivable for securities sold	—	—	—	1,514	16,645

Liabilities:
Payable for securities purchased	154	1,862	1,856	—	—

Total Net Assets	$3,156,580	$10,686,907	$10,587,656	$3,332,007	$3,313,684

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Cornerstone VUL	$39,145	$149,794	$281,668	$99,430	$6,945
Cornerstone VUL II/Variable Estate Max/Variable Estate Max II	1,694,005	411,515	2,559,070	1,525,519	674,108
Cornerstone VUL III	120,933	326,103	513,652	280,558	127,081
Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL	1,302,497	9,799,495	7,233,266	1,426,500	2,505,550
Momentum Builder	—	—	—	—	—

Total Net Assets	$3,156,580	$10,686,907	$10,587,656	$3,332,007	$3,313,684

Accumulation of Unit Values:
Cornerstone VUL	$14.65	$15.30	$14.10	$13.39	$12.52

Cornerstone VUL II/Variable Estate Max/Variable Estate Max II	$14.51	$15.16	$13.97	$13.26	$12.40

Cornerstone VUL III	$14.93	$15.60	$14.38	$13.64	$12.76

Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL	$15.36	$16.05	$14.79	$14.04	$13.13

Momentum Builder	$—	$—	$—	$—	$—

Number of Shares	208,769	679,397	733,217	244,461	260,510
Cost of Investments	$2,457,523	$8,214,908	$8,920,680	$2,931,826	$3,226,520

The accompanying notes are an integral part of these financial statements.

6

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2014

	Total	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund
Net Investment Income (Loss):
Dividends	$2,374	$2,374	$—	$—	$—

Expense:
Mortality and expense risk charges	9,626,693	274,751	118,932	377,257	217,102

Net investment income (loss)	(9,624,319)	(272,377)	(118,932)	(377,257)	(217,102)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	40,282,760	—	64,152	1,003,142	1,497,230
Net change in unrealized gain (loss) of investments	40,719,638	—	(44,763)	773,009	(1,074,756)

Net realized and unrealized gain (loss) on investments	81,002,398	—	19,389	1,776,151	422,474

Net increase (decrease) in net assets resulting from operations	$71,378,079	$(272,377)	$(99,543)	$1,398,894	$205,372

The accompanying notes are an integral part of these financial statements.

7

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2014

(continued)

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund	Large Core Growth Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	2,808,093	166,560	453,039	70,795	431,557

Net investment income (loss)	(2,808,093)	(166,560)	(453,039)	(70,795)	(431,557)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	7,945,508	1,082,147	3,019,000	582,253	2,741,222
Net change in unrealized gain (loss) of investments	20,821,076	950,049	187,730	193,285	1,273,717

Net realized and unrealized gain (loss) on investments	28,766,584	2,032,196	3,206,730	775,538	4,014,939

Net increase (decrease) in net assets resulting from operations	$25,958,491	$1,865,636	$2,753,691	$704,743	$3,583,382

The accompanying notes are an integral part of these financial statements.

8

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2014

(continued)

	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund	Mid Cap Growth Fund	Mid Cap Value Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	378,977	344,101	772,884	231,634	360,708

Net investment income (loss)	(378,977)	(344,101)	(772,884)	(231,634)	(360,708)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	1,055,536	1,482,873	5,016,494	1,403,196	1,749,210
Net change in unrealized gain (loss) of investments	3,721,791	2,439,677	5,283,114	1,026,406	2,693,044

Net realized and unrealized gain (loss) on investments	4,777,327	3,922,550	10,299,608	2,429,602	4,442,254

Net increase (decrease) in net assets resulting from operations	$4,398,350	$3,578,449	$9,526,724	$2,197,968	$4,081,546

The accompanying notes are an integral part of these financial statements.

9

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2014

(continued)

	Mid Core Value Fund	SMID Cap Growth Fund	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	83,970	42,945	48,605	214,128	494,887

Net investment income (loss)	(83,970)	(42,945)	(48,605)	(214,128)	(494,887)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	708,409	277,066	482,175	1,461,733	3,083,521
Net change in unrealized gain (loss) of investments	547,658	(298,034)	(229,017)	505,699	547,544

Net realized and unrealized gain (loss) on investments	1,256,067	(20,968)	253,158	1,967,432	3,631,065

Net increase (decrease) in net assets resulting from operations	$1,172,097	$(63,913)	$204,553	$1,753,304	$3,136,178

The accompanying notes are an integral part of these financial statements.

10

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2014

(continued)

	Small Cap Index Fund	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	24,745	34,483	676,106	246,051	200,563

Net investment income (loss)	(24,745)	(34,483)	(676,106)	(246,051)	(200,563)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	60,142	64,775	431,212	999,056	2,268,758
Net change in unrealized gain (loss) of investments	23,749	(196,972)	1,516,211	(1,991,142)	2,170,364

Net realized and unrealized gain (loss) on investments	83,891	(132,197)	1,947,423	(992,086)	4,439,122

Net increase (decrease) in net assets resulting from operations	$59,146	$(166,680)	$1,271,317	$(1,238,137)	$4,238,559

The accompanying notes are an integral part of these financial statements.

11

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2014

(continued)

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund	Conservative Allocation Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	81,537	243,756	123,887	37,856	66,784

Net investment income (loss)	(81,537)	(243,756)	(123,887)	(37,856)	(66,784)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	124,430	615,174	645,913	249,239	169,194
Net change in unrealized gain (loss) of investments	70,034	23,599	(122,494)	(61,094)	(29,846)

Net realized and unrealized gain (loss) on investments	194,464	638,773	523,419	188,145	139,348

Net increase (decrease) in net assets resulting from operations	$112,927	$395,017	$399,532	$150,289	$72,564

The accompanying notes are an integral part of these financial statements.

12

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

	Total		Money Market Fund		Limited Maturity Bond Fund
	2014	2013	2014	2013	2014	2013
Operations:
Net investment income (loss)	$(9,624,319)	$(10,538,997)	$(272,377)	$(337,279)	$(118,932)	$(159,757)
Net realized gain (loss) from investment transactions	40,282,760	27,182,766	—	—	64,152	142,181
Net change in unrealized gain (loss) of investments	40,719,638	146,082,374	—	—	(44,763)	(151,154)

Net increase (decrease) in net assets resulting from operations	71,378,079	162,726,143	(272,377)	(337,279)	(99,543)	(168,730)

Variable Life Activities:
Purchase payments	61,997,549	64,422,164	6,803,684	5,543,064	770,910	1,326,692
Death benefits	(3,987,072)	(4,845,426)	(434,261)	(38,785)	(132,268)	(53,550)
Cost of insurance	(42,526,636)	(44,069,140)	(1,801,545)	(1,861,311)	(493,567)	(731,647)
Net transfers	(18,583,596)	(12,909,094)	(3,323,114)	269,866	(327,383)	(56,652)
Transfer of policy loans	9,725,600	5,546,210	132,785	339,330	57,348	38,878
Contract administration charges	(2,137,801)	(2,382,811)	(56,482)	(62,608)	(18,608)	(21,735)
Surrender benefits	(61,153,008)	(64,296,282)	(3,069,819)	(10,053,112)	(619,549)	(1,075,099)

Net increase (decrease) in net assets resulting from variable life activities	(56,664,964)	(58,534,379)	(1,748,752)	(5,863,556)	(763,117)	(573,113)

Total increase (decrease) in net assets	14,713,115	104,191,764	(2,021,129)	(6,200,835)	(862,660)	(741,843)
Net Assets:
Beginning of year	912,437,701	808,245,937	24,396,856	30,597,691	10,027,964	10,769,807

End of year	$927,150,816	$912,437,701	$22,375,727	$24,396,856	$9,165,304	$10,027,964

	Quality Bond Fund		High Yield Bond Fund		Flexibly Managed Fund
	2014	2013	2014	2013	2014	2013
Operations:
Net investment income (loss)	$(377,257)	$(458,055)	$(217,102)	$(302,898)	$(2,808,093)	$(3,076,470)
Net realized gain (loss) from investment transactions	1,003,142	1,674,773	1,497,230	2,463,324	7,945,508	5,183,652
Net change in unrealized gain (loss) of investments	773,009	(2,853,327)	(1,074,756)	(709,371)	20,821,076	41,087,577

Net increase (decrease) in net assets resulting from operations	1,398,894	(1,636,609)	205,372	1,451,055	25,958,491	43,194,759

Variable Life Activities:
Purchase payments	2,301,259	2,748,189	1,331,453	1,448,778	15,652,159	15,925,784
Death benefits	(355,081)	(551,735)	(68,835)	(250,085)	(985,722)	(1,305,955)
Cost of insurance	(1,577,725)	(1,789,102)	(1,011,738)	(1,198,844)	(11,377,414)	(11,436,610)
Net transfers	703,403	(2,624,064)	(1,400,421)	(2,684,070)	(1,743,983)	(771,740)
Transfer of policy loans	298,384	179,902	368,288	56,684	2,043,795	1,081,414
Contract administration charges	(78,933)	(87,679)	(44,726)	(56,185)	(568,801)	(722,906)
Surrender benefits	(2,607,791)	(2,614,360)	(1,062,526)	(1,423,308)	(15,171,695)	(12,797,168)

Net increase (decrease) in net assets resulting from variable life activities	(1,316,484)	(4,738,849)	(1,888,505)	(4,107,030)	(12,151,661)	(10,027,181)

Total increase (decrease) in net assets	82,410	(6,375,458)	(1,683,133)	(2,655,975)	13,806,830	33,167,578
Net Assets:
Beginning of year	35,445,476	41,820,934	21,448,494	24,104,469	246,278,603	213,111,025

End of year	$35,527,886	$35,445,476	$19,765,361	$21,448,494	$260,085,433	$246,278,603

The accompanying notes are an integral part of these financial statements.

13

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

(continued)

	Balanced Fund		Large Growth Stock Fund		Large Cap Growth Fund		Large Core Growth Fund
	2014	2013	2014	2013	2014	2013	2014	2013
Operations:
Net investment income (loss)	$(166,560)	$(179,209)	$(453,039)	$(445,739)	$(70,795)	$(94,530)	$(431,557)	$(456,192)
Net realized gain (loss) from investment transactions	1,082,147	893,713	3,019,000	2,650,561	582,253	186,791	2,741,222	1,711,165
Net change in unrealized gain (loss) of investments	950,049	2,445,752	187,730	9,363,755	193,285	1,228,714	1,273,717	14,876,520

Net increase (decrease) in net assets resulting from operations	1,865,636	3,160,256	2,753,691	11,568,577	704,743	1,320,975	3,583,382	16,131,493

Variable Life Activities:
Purchase payments	1,005,614	1,188,090	2,536,403	2,702,149	601,227	602,037	3,112,229	3,456,176
Death benefits	(181,748)	(106,737)	(75,664)	(288,698)	(86,509)	(4,847)	(154,310)	(341,243)
Cost of insurance	(1,171,848)	(1,250,336)	(1,751,430)	(1,768,678)	(289,474)	(301,226)	(2,896,227)	(3,000,893)
Net transfers	(499,170)	(402,573)	(1,226,367)	(384,906)	(14,154)	(604,408)	(1,776,382)	(1,515,346)
Transfer of policy loans	201,711	55,924	603,111	216,920	31,833	51,732	270,607	227,943
Contract administration charges	(49,150)	(53,191)	(89,077)	(88,612)	(19,774)	(20,694)	(161,184)	(167,694)
Surrender benefits	(1,174,197)	(1,141,824)	(2,359,187)	(3,023,178)	(752,681)	(616,830)	(4,300,097)	(4,142,833)

Net increase (decrease) in net assets resulting from variable life activities	(1,868,788)	(1,710,647)	(2,362,211)	(2,635,003)	(529,532)	(894,236)	(5,905,364)	(5,483,890)

Total increase (decrease) in net assets	(3,152)	1,449,609	391,480	8,933,574	175,211	426,739	(2,321,982)	10,647,603
Net Assets:
Beginning of year	22,260,075	20,810,466	40,388,451	31,454,877	7,192,449	6,765,710	56,665,734	46,018,131

End of year	$22,256,923	$22,260,075	$40,779,931	$40,388,451	$7,367,660	$7,192,449	$54,343,752	$56,665,734

	Large Cap Value Fund		Large Core Value Fund		Index 500 Fund		Mid Cap Growth Fund
	2014	2013	2014	2013	2014	2013	2014	2013
Operations:
Net investment income (loss)	$(378,977)	$(397,707)	$(344,101)	$(383,755)	$(772,884)	$(789,765)	$(231,634)	$(254,463)
Net realized gain (loss) from investment transactions	1,055,536	146,895	1,482,873	864,242	5,016,494	3,026,442	1,403,196	951,270
Net change in unrealized gain (loss) of investments	3,721,791	11,653,123	2,439,677	7,980,825	5,283,114	17,345,918	1,026,406	6,678,783

Net increase (decrease) in net assets resulting from operations	4,398,350	11,402,311	3,578,449	8,461,312	9,526,724	19,582,595	2,197,968	7,375,590

Variable Life Activities:
Purchase payments	2,632,789	2,747,334	2,299,557	2,457,919	4,441,449	4,575,101	1,574,698	1,695,355
Death benefits	(219,272)	(478,284)	(140,376)	(95,954)	(472,670)	(298,973)	(83,330)	(109,998)
Cost of insurance	(2,201,430)	(2,237,634)	(1,884,587)	(1,966,813)	(3,768,842)	(3,872,881)	(1,155,747)	(1,159,874)
Net transfers	(1,854,666)	(1,299,771)	(727,013)	(982,524)	(2,116,771)	(1,998,257)	(1,113,394)	(1,624,970)
Transfer of policy loans	568,917	355,742	242,797	193,136	1,073,369	298,053	430,750	312,527
Contract administration charges	(104,425)	(108,923)	(86,827)	(90,516)	(169,448)	(176,995)	(70,123)	(72,984)
Surrender benefits	(3,546,544)	(2,925,899)	(2,396,912)	(2,226,738)	(5,217,434)	(4,792,982)	(1,770,555)	(1,636,511)

Net increase (decrease) in net assets resulting from variable life activities	(4,724,631)	(3,947,435)	(2,693,361)	(2,711,490)	(6,230,347)	(6,266,934)	(2,187,701)	(2,596,455)

Total increase (decrease) in net assets	(326,281)	7,454,876	885,088	5,749,822	3,296,377	13,315,661	10,267	4,779,135
Net Assets:
Beginning of year	44,878,381	37,423,505	36,487,351	30,737,529	80,057,439	66,741,778	27,009,173	22,230,038

End of year	$44,552,100	$44,878,381	$37,372,439	$36,487,351	$83,353,816	$80,057,439	$27,019,440	$27,009,173

The accompanying notes are an integral part of these financial statements.

14

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

(continued)

	Mid Cap Value Fund		Mid Core Value Fund		SMID Cap Growth Fund		SMID Cap Value Fund
	2014	2013	2014	2013	2014	2013	2014	2013
Operations:
Net investment income (loss)	$(360,708)	$(355,885)	$(83,970)	$(97,429)	$(42,945)	$(32,882)	$(48,605)	$(49,240)
Net realized gain (loss) from investment transactions	1,749,210	755,677	708,409	293,939	277,066	94,382	482,175	204,777
Net change in unrealized gain (loss) of investments	2,693,044	8,588,917	547,658	1,606,220	(298,034)	638,233	(229,017)	690,416

Net increase (decrease) in net assets resulting from operations	4,081,546	8,988,709	1,172,097	1,802,730	(63,913)	699,733	204,553	845,953

Variable Life Activities:
Purchase payments	1,999,195	2,120,820	508,351	575,563	176,221	157,251	188,671	241,800
Death benefits	(128,644)	(120,388)	(21,462)	(69,999)	(2,887)	(7,601)	(2,792)	(1,317)
Cost of insurance	(1,455,961)	(1,460,508)	(302,169)	(303,506)	(82,241)	(55,416)	(114,529)	(118,752)
Net transfers	(1,658,322)	(271,865)	620,382	(656,025)	27,490	390,822	(790,512)	403,928
Transfer of policy loans	411,249	344,000	45,840	103,238	26,733	11,326	14,506	15,924
Contract administration charges	(79,146)	(82,343)	(23,298)	(24,082)	(3,853)	(2,936)	(6,576)	(6,619)
Surrender benefits	(2,121,892)	(1,770,803)	(550,200)	(424,456)	(61,214)	(38,763)	(110,945)	(75,217)

Net increase (decrease) in net assets resulting from variable life activities	(3,033,521)	(1,241,087)	277,444	(799,267)	80,249	454,683	(822,177)	459,747

Total increase (decrease) in net assets	1,048,025	7,747,622	1,449,541	1,003,463	16,336	1,154,416	(617,624)	1,305,700
Net Assets:
Beginning of year	34,273,341	26,525,719	7,805,075	6,801,612	2,736,524	1,582,108	3,484,307	2,178,607

End of year	$35,321,366	$34,273,341	$9,254,616	$7,805,075	$2,752,860	$2,736,524	$2,866,683	$3,484,307

	Small Cap Growth Fund		Small Cap Value Fund		Small Cap Index Fund		Developed International Index Fund
	2014	2013	2014	2013	2014	2013	2014	2013
Operations:
Net investment income (loss)	$(214,128)	$(233,348)	$(494,887)	$(538,485)	$(24,745)	$(24,363)	$(34,483)	$(31,226)
Net realized gain (loss) from investment transactions	1,461,733	799,975	3,083,521	2,033,515	60,142	28,624	64,775	40,174
Net change in unrealized gain (loss) of investments	505,699	6,961,678	547,544	13,660,381	23,749	270,846	(196,972)	255,881

Net increase (decrease) in net assets resulting from operations	1,753,304	7,528,305	3,136,178	15,155,411	59,146	275,107	(166,680)	264,829

Variable Life Activities:
Purchase payments	1,846,322	1,917,603	2,694,705	2,973,273	117,134	73,772	156,722	106,938
Death benefits	(105,666)	(94,879)	(146,208)	(181,106)	—	—	—	(6,324)
Cost of insurance	(1,377,799)	(1,424,209)	(2,130,662)	(2,200,708)	(48,059)	(34,121)	(79,230)	(67,890)
Net transfers	(1,030,869)	(2,644,781)	(1,804,070)	(1,392,407)	481,111	101,220	660,114	388,259
Transfer of policy loans	380,350	218,351	657,871	353,797	3,239	16,072	3,292	2,768
Contract administration charges	(83,751)	(88,920)	(117,457)	(124,346)	(2,392)	(1,806)	(3,959)	(3,719)
Surrender benefits	(1,495,862)	(1,609,858)	(3,530,446)	(3,177,961)	(55,292)	(19,041)	(41,338)	(49,113)

Net increase (decrease) in net assets resulting from variable life activities	(1,867,275)	(3,726,693)	(4,376,267)	(3,749,458)	495,741	136,096	695,601	370,919

Total increase (decrease) in net assets	(113,971)	3,801,612	(1,240,089)	11,405,953	554,887	411,203	528,921	635,748
Net Assets:
Beginning of year	26,498,906	22,697,294	53,387,228	41,981,275	1,155,538	744,335	1,847,214	1,211,466

End of year	$26,384,935	$26,498,906	$52,147,139	$53,387,228	$1,710,425	$1,155,538	$2,376,135	$1,847,214

The accompanying notes are an integral part of these financial statements.

15

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

(continued)

	International Equity Fund		Emerging Markets Equity Fund		Real Estate Securities Fund		Aggressive Allocation Fund
	2014	2013	2014	2013	2014	2013	2014	2013
Operations:
Net investment income (loss)	$(676,106)	$(763,181)	$(246,051)	$(304,289)	$(200,563)	$(210,293)	$(81,537)	$(74,447)
Net realized gain (loss) from investment transactions	431,212	(453,569)	999,056	968,022	2,268,758	1,138,929	124,430	118,970
Net change in unrealized gain (loss) of investments	1,516,211	4,155,230	(1,991,142)	(1,227,810)	2,170,364	(749,357)	70,034	315,260

Net increase (decrease) in net assets resulting from operations	1,271,317	2,938,480	(1,238,137)	(564,077)	4,238,559	179,279	112,927	359,783

Variable Life Activities:
Purchase payments	4,055,187	4,229,429	1,509,965	1,748,667	1,166,502	1,286,758	428,161	423,333
Death benefits	(92,650)	(221,274)	(39,858)	(74,328)	(47,267)	(53,442)	—	—
Cost of insurance	(2,707,372)	(2,958,990)	(853,272)	(985,069)	(608,468)	(633,303)	(171,503)	(137,131)
Net transfers	(1,533,904)	622,169	(384,734)	(494,301)	46,168	732,812	76,452	813,763
Transfer of policy loans	880,104	409,689	428,698	260,183	359,066	198,858	8,077	1,000
Contract administration charges	(136,979)	(151,569)	(48,130)	(55,858)	(38,648)	(39,716)	(10,532)	(9,937)
Surrender benefits	(3,910,338)	(3,455,778)	(1,405,151)	(1,295,633)	(1,007,736)	(864,646)	(52,344)	(70,712)

Net increase (decrease) in net assets resulting from variable life activities	(3,445,952)	(1,526,324)	(792,482)	(896,339)	(130,383)	627,321	278,311	1,020,316

Total increase (decrease) in net assets	(2,174,635)	1,412,156	(2,030,619)	(1,460,416)	4,108,176	806,600	391,238	1,380,099
Net Assets:
Beginning of year	63,373,873	61,961,717	21,757,280	23,217,696	14,259,976	13,453,376	2,765,342	1,385,243

End of year	$61,199,238	$63,373,873	$19,726,661	$21,757,280	$18,368,152	$14,259,976	$3,156,580	$2,765,342

	Moderately Aggressive Allocation Fund		Moderate Allocation Fund		Moderately Conservative Allocation Fund		Conservative Allocation Fund
	2014	2013	2014	2013	2014	2013	2014	2013
Operations:
Net investment income (loss)	$(243,756)	$(279,306)	$(123,887)	$(147,083)	$(37,856)	$(34,282)	$(66,784)	$(27,439)
Net realized gain (loss) from investment transactions	615,174	679,225	645,913	427,613	249,239	54,381	169,194	103,123
Net change in unrealized appreciation (depreciation) of investments	23,599	956,064	(122,494)	774,132	(61,094)	233,323	(29,846)	5,845

Net increase (decrease) in net assets resulting from operations	395,017	1,355,983	399,532	1,054,662	150,289	253,422	72,564	81,529

Variable Life Activities:
Purchase payments	1,009,236	998,131	647,720	816,176	189,961	215,529	240,065	120,453
Death benefits	(2,188)	—	(7,404)	(83,679)	—	—	—	(6,245)
Cost of insurance	(350,870)	(368,990)	(459,272)	(428,148)	(217,308)	(197,746)	(186,347)	(118,804)
Net transfers	187,151	(155,851)	1,667,039	76,931	(339,437)	965,458	611,760	2,890,189
Transfer of policy loans	110,362	141,801	45,707	14,070	13,334	36,357	13,477	10,591
Contract administration charges	(30,294)	(30,432)	(19,024)	(20,162)	(5,604)	(5,093)	(10,600)	(4,551)
Surrender benefits	(937,711)	(423,257)	(1,253,467)	(643,868)	(522,563)	(58,373)	(47,522)	(1,848,961)

Net increase (decrease) in net assets resulting from variable life activities	(14,314)	161,402	621,299	(268,680)	(881,617)	956,132	620,833	1,042,672

Total increase (decrease) in net assets	380,703	1,517,385	1,020,831	785,982	(731,328)	1,209,554	693,397	1,124,201
Net Assets:
Beginning of year	10,306,204	8,788,819	9,566,825	8,780,843	4,063,335	2,853,781	2,620,287	1,496,086

End of year	$10,686,907	$10,306,204	$10,587,656	$9,566,825	$3,332,007	$4,063,335	$3,313,684	$2,620,287

The accompanying notes are an integral part of these financial statements.

16

PENN MUTUAL VARIABLE LIFE ACCOUNT I

Notes to Financial Statements — December 31, 2014

Note 1.    Organization

Penn Mutual Variable Life Account I (“Account I”) was established by The Penn Mutual Life Insurance Company (“Penn Mutual”) under the provisions of the Pennsylvania Insurance Law. Account I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. Account I offers units to variable life contract owners to provide for the accumulation of value and for the payment of benefits. Account I contains contracts of the Cornerstone VUL, Cornerstone VUL II, Cornerstone VUL III, Cornerstone VUL IV, Diversified Growth VUL, Variable EstateMax, Variable EstateMax II, Variable EstateMax III, Survivorship Growth VUL and Momentum Builder variable life products. Contract owners may borrow up to a specified amount depending on the policy value at any time by submitting a written request for a policy loan. Under applicable insurance law, the assets and liabilities of Account I are legally segregated from Penn Mutual’s other assets and liabilities.

Note 2.    Significant Accounting Policies

The preparation of the accompanying financial statements and notes in accordance with accounting principles generally accepted in the United States of America, which requires management to make estimates and assumptions that affect the reported values of assets and liabilities and the reported amounts from operations and variable life activities during the reporting period. Actual results could differ significantly with those estimates.

The significant accounting policies of Account I are as follows:

Investments — Assets of Account I are invested into subaccounts, which invest in the shares of Penn Series Funds, Inc. (“Penn Series”), an affiliate of Penn Mutual: Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Balanced, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation.

Penn Series is an open-end diversified management investment company.

The investment in shares of these funds or portfolios are carried at fair market value as determined by the underlying net asset value of the respective funds or portfolios. Investment transactions are accounted for on a trade date basis. The resulting net unrealized gains (losses) are reflected in the Statements of Operations. Realized gains (losses) from securities transactions are determined for federal income tax and for financial reporting purposes on the FIFO cost basis.

The amounts shown as receivable for securities sold and payable for securities purchased on the Statements of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the contract owners’ instructions on the first business day subsequent to the close of the period presented.

All dividend distributions received from the underlying Penn Series Funds are reinvested in additional shares of these Funds and are recorded by Account I on the ex-dividend date. The Penn Series Funds have utilized consent dividends to effectively distribute income for income tax purposes. Account I consents to treat these amounts as dividend income for tax purposes although they are not paid by the underlying Penn Series Funds. Therefore, no dividend income is recorded in the statements of operations related to such consent dividends.

For the year ended December 31, 2014, consent dividends in Account I were:

Consent Dividends
Limited Maturity Bond Fund	$92,936
Quality Bond Fund	1,277,807
High Yield Bond Fund	1,316,464
Flexibly Managed Fund	31,410,158

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Note 2.    Significant Accounting Policies (continued)

Consent Dividends
Balanced Fund	$945,023
Large Growth Stock Fund	5,395,611
Large Cap Growth Fund	412,882
Large Core Growth Fund	7,389,317
Large Cap Value Fund	3,133,771
Large Core Value Fund	6,335,897
Index 500 Fund	1,285,577
Mid Cap Growth Fund	6,136,537
Mid Cap Value Fund	3,342,873
Mid Core Value Fund	930,213
SMID Cap Growth Fund	351,311
SMID Cap Value Fund	318,489
Small Cap Growth Fund	1,320,301
Small Cap Value Fund	5,842,937
Small Cap Index Fund	104,267
Developed International Index Fund	74,771
International Equity Fund	1,461,624
Emerging Markets Equity Fund	59,481
Real Estate Securities Fund	1,571,572
Aggressive Allocation Fund	272,309
Moderately Aggressive Allocation Fund	833,955
Moderate Allocation Fund	787,489
Moderately Conservative Allocation Fund	248,696
Conservative Allocation Fund	165,462

Federal Income Taxes — The operations of Account I are included in the federal income tax return of Penn Mutual, which is taxed as a life insurance company under the provision of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, Penn Mutual does not expect to incur federal income taxes on the earnings of Account I to the extent the earnings are credited under contracts. Based on this, there is no charge to Account I for federal income taxes. Penn Mutual will review, as needed, the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Under the provisions of Section 817(h) of the IRC, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. Account I satisfies the current requirements of the regulations, and Penn Mutual intends that Account I will continue to meet such requirements.

FAIR VALUE MEASUREMENT — Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurement is based on assumptions market participants would make in pricing an asset or liability. The inputs to valuation techniques used to measure fair value are prioritized by establishing a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to prices derived from unobservable inputs. An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its fair value measurement. Account I has categorized its assets and liabilities into the three-level fair value hierarchy based upon the priority of the inputs. The following summarizes the types of assets and liabilities included within the three-level hierarchy:

Level 1 — Fair value is based on unadjusted quoted market prices in active markets for identical assets or liabilities that are accessible at the measurement date. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: i) many transactions, ii) current prices, iii) price quotes not varying substantially among market makers. iv) narrow bid/ask spreads and v) most information publicly available. Prices are obtained from readily available sources for market transactions involving identical assets or liabilities.

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Note 2.    Significant Accounting Policies (continued)

Level 2 — Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. In circumstances where prices from pricing services are reviewed for reasonability but cannot be validated to observable market data as noted above, these security values are recorded in Level 3 in our fair value hierarchy.

Level 3 — Fair value is based on significant inputs that are unobservable for the asset or liability. These inputs reflect the Penn Mutual’s assumptions about the assumptions market participants would use in pricing the asset or liability. These are typically less liquid fixed maturity securities with very limited trading activity. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Prices may also be based upon non-binding quotes from brokers or other market makers that are reviewed for reasonableness, based on the Penn Mutual’s understanding of the market.

The fair value of all the investments in Account I, are at net asset values and the investments are considered actively traded and fall within Level 1.

Note 3.    Purchases and Sales of Investments

The following table shows the aggregate cost of shares purchased and the aggregate proceeds from shares redeemed of each fund or portfolio for the period ended December 31, 2014:

	Purchases	Sales
Money Market Fund	$11,359,477	$13,382,979
Limited Maturity Bond Fund	1,075,697	1,957,746
Quality Bond Fund	4,433,775	6,127,516
High Yield Bond Fund	1,934,897	4,040,505
Flexibly Managed Fund	11,146,302	26,106,054
Balanced Fund	1,077,728	3,113,076
Large Growth Stock Fund	3,071,955	5,887,205
Large Cap Growth Fund	885,803	1,486,129
Large Core Growth Fund	1,754,077	8,090,998
Large Cap Value Fund	1,783,781	6,887,389
Large Core Value Fund	2,066,467	5,103,929
Index 500 Fund	5,497,288	12,500,518
Mid Cap Growth Fund	1,345,504	3,764,839
Mid Cap Value Fund	1,593,810	4,988,039
Mid Core Value Fund	1,750,861	1,557,387
SMID Cap Growth Fund	949,931	912,627
SMID Cap Value Fund	568,409	1,439,192
Small Cap Growth Fund	1,818,535	3,899,938
Small Cap Value Fund	2,471,492	7,342,646
Small Cap Index Fund	651,977	180,980
Developed International Index Fund	1,024,147	363,029
International Equity Fund	4,336,282	8,458,341
Emerging Markets Equity Fund	2,427,659	3,466,192
Real Estate Securities Fund	3,168,009	3,498,955
Aggressive Allocation Fund	516,750	319,977
Moderately Aggressive Allocation Fund	1,454,642	1,712,712
Moderate Allocation Fund	2,765,222	2,267,809
Moderately Conservative Allocation Fund	428,721	1,348,195
Conservative Allocation Fund	3,107,931	2,553,882

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Note 4.    Related Party Transactions and Contract Charges

Penn Mutual received $54,291,130 and $56,993,702 from Account I for mortality and risk expense, cost of insurance, contract administration and certain other charges for the years ended December 31, 2014 and 2013. These amounts charged include those assessed through a reduction in unit value, as well as those assessed through redemption of units. These are as follows:

Products	Mortality & Risk Expense	Guaranteed Maximum Rate
Cornerstone VUL	0.75% of account value	0.90% of account value

Cornerstone VUL II	0.90% of account value (policy years 1 - 15)	0.90% of account value
0.60% of account value (policy years 16+)

Cornerstone VUL III	0.45% of account value	0.90% of account value

Cornerstone VUL IV

0.45% on the first $25,000 of account value, 0.15% on account value in excess of $25,000; and a monthly expense charge per $1,000 of specified amount during first 10 years varying by issue age and rate class. The same load will apply for the first 10 years following an increase in specified amount.

0.60% on the first $50,000 of account value, 0.30% on account value in excess of $50,000; and a monthly expense charge per $1,000 of specified amount during first 10 years varying by issue age and rate class. The same load will apply for the first 10 years following an increase in specified amount.

Diversified Growth VUL

0.35% On the first $25,000 of account value, 0.05% on account value in excess of $25,000; and a monthly expense charge per $1,000 of specified amount during first 10 years varying by issue age and rate class. The same load will apply for the first 10 years following an increase in specified amount.

0.60% on the first $50,000 of account value, 0.30% on account value in excess of $50,000; and a monthly expense charge per $1,000 of specified amount during first 10 years varying by issue age and rate class. The same load will apply for the first 10 years following an increase in specified amount.

Variable Estate Max	0.90% of account value (policy years 1 - 15)	0.90% of account value
0.60% of account value (policy years 16+)

Variable Estate Max II	0.90% of account value (policy years 1 - 15)	0.90% of account value
0.60% of account value (policy years 16+)

Variable Estate Max III	0.60% of account value (policy years 1 - 10)	0.90% of account value (policy years 1 - 10)

0.05% of account value (policy years 11+) and a monthly expense charge per $1,000 of Specified Amount during first 10 years. The same load will apply for the first 10 years following an increase in specified amount. Please refer to the prospectus for details.

0.35% of account value (policy years 11+) and a monthly expense charge per $1,000 of Specified Amount during first 10 years. The same load will apply for the first 10 years following an increase in specified amount. Please refer to the prospectus for details.

Survivorship Growth VUL	0.60% of account value (policy years 1 - 10)	0.90% of account value (policy years 1 - 10)

0.05% of account value (policy years 11+) and a monthly expense charge per $1,000 of Specified Amount during first 10 years. The same load will apply for the first 10 years following an increase in specified amount. Please refer to the prospectus for details.

0.35% of account value (policy years 11+) and a monthly expense charge per $1,000 of Specified Amount during first 10 years. The same load will apply for the first 10 years following an increase in specified amount. Please refer to the prospectus for details.

Momentum Builder	0.65% of account value	0.65% of account value

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Note 4.    Related Party Transactions and Contract Charges (continued)

Certain charges of the products are reflected as a redemption of units held by the policyholder. These are as follows:

Products	Surrender Charges
Cornerstone VUL	Maximum charge of 100% of purchase payments received. Charges do not apply after 11 years.
Cornerstone VUL II	Maximum charge of 100% of purchase payments received. Charges do not apply after 11 years.
Cornerstone VUL III	Maximum charge of 100% of purchase payments received. Charges do not apply after 11 years.
Cornerstone VUL IV	Maximum charge of 100% of purchase payments received. Charges do not apply after 11 years.
Diversified Growth VUL	Maximum charge of 100% of purchase payments received. Charges do not apply after 9 years.
Variable Estate Max	Maximum charge of 100% of purchase payments received. Charges do not apply after 16 years.
Variable Estate Max II	Maximum charge of 100% of purchase payments received. Charges do not apply after 16 years.
Variable Estate Max III	Maximum charge of 100% of purchase payments received. Charges do not apply after 14 years.
Survivorship Growth VUL	Maximum charge of 100% of purchase payments received. Charges do not apply after 14 years.
Momentum Builder	Maximum charge of 100% of purchase payments received. Charges do not apply after 10 years.

Premium charges on purchase payments are withdrawn from payments prior to the purchase of units. Currently, state premium taxes on purchase payments range from 0.00% to 3.50%. Sales and distribution expense charges on purchase payments range from 1.50% to 5.00%.

For each Cornerstone VUL, Cornerstone VUL II, Cornerstone VUL III, Cornerstone VUL IV, Variable Estate Max, Variable EstateMax II, Variable EstateMax III, Survivorship Growth VUL and Diversified Growth VUL policy, on the date of issue and each monthly anniversary, a monthly deduction is made from the policy value. The monthly deduction consists of cost of insurance charges, administrative charges and any charges for additional benefits added by supplemental agreement to a policy.

For each Momentum Builder policy, each month on the date specified in the contract (or on the date the contract is withdrawn in full if other than the date specified), a $4 contract administration charge, or a lesser amount under state insurance laws, is deducted from the contract value.

Additionally, Penn Series pays Penn Mutual and its affiliates fees for investment advisory and administrative services.

Note 5.    Accumulation Units

	December 31, 2014			December 31, 2013
Subaccount	Units Purchased	Units Redeemed	Ending Unit Balance	Units Purchased	Units Redeemed	Ending Unit Balance
Money Market Fund	733,994	(885,031)	1,725,647	790,221	(1,259,824)	1,876,684
Limited Maturity Bond Fund	58,037	(110,530)	580,215	135,116	(176,278)	632,708
Quality Bond Fund	202,036	(266,985)	1,668,114	178,176	(405,923)	1,733,063
High Yield Bond Fund	55,536	(116,895)	636,847	58,682	(194,831)	698,206
Flexibly Managed Fund	198,796	(481,380)	5,378,418	234,737	(519,054)	5,661,002
Balanced Fund	53,655	(178,227)	1,370,004	78,719	(208,312)	1,494,576
Large Growth Stock Fund	135,920	(309,331)	2,164,016	221,680	(385,190)	2,337,427
Large Cap Growth Fund	54,856	(98,077)	485,262	34,584	(119,914)	528,483
Large Core Growth Fund	91,097	(501,608)	3,507,782	102,791	(545,040)	3,918,293
Large Cap Value Fund	53,683	(222,725)	1,520,552	84,841	(251,398)	1,689,594
Large Core Value Fund	119,307	(328,383)	2,562,580	130,364	(375,156)	2,771,656
Index 500 Fund	206,778	(498,669)	3,511,843	155,912	(513,579)	3,803,734
Mid Cap Growth Fund	47,537	(162,899)	1,259,079	62,064	(229,135)	1,374,441
Mid Cap Value Fund	36,168	(128,392)	933,597	80,866	(129,698)	1,025,821
Mid Core Value Fund	66,637	(59,422)	364,140	23,538	(68,001)	356,925
SMID Cap Growth Fund	47,318	(47,339)	142,809	44,108	(18,941)	142,830
SMID Cap Value Fund	24,987	(69,865)	140,529	64,551	(38,514)	185,407
Small Cap Growth Fund	94,095	(202,065)	1,402,811	76,838	(312,329)	1,510,781
Small Cap Value Fund	44,461	(138,337)	1,030,171	59,434	(153,878)	1,124,047
Small Cap Index Fund	39,351	(10,366)	98,073	13,851	(6,005)	69,088
Developed International Index Fund	83,327	(26,838)	209,098	51,314	(19,598)	152,609

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Note 5.    Accumulation Units (continued)

	December 31, 2014			December 31, 2013
Subaccount	Units Purchased	Units Redeemed	Ending Unit Balance	Units Purchased	Units Redeemed	Ending Unit Balance
International Equity Fund	127,380	(251,188)	2,053,404	173,936	(238,460)	2,177,212
Emerging Markets Equity Fund	185,676	(271,278)	1,854,765	222,255	(320,810)	1,940,367
Real Estate Securities Fund	105,824	(107,456)	571,605	91,743	(76,847)	573,237
Aggressive Allocation Fund	31,962	(17,682)	212,290	101,138	(23,392)	198,010
Moderately Aggressive Allocation Fund	84,163	(100,649)	668,359	116,544	(127,221)	684,845
Moderate Allocation Fund	185,110	(151,262)	727,818	103,645	(133,865)	693,970
Moderately Conservative Allocation Fund	29,527	(95,615)	244,653	100,643	(28,443)	310,741
Conservative Allocation Fund	237,524	(192,266)	255,681	290,979	(207,133)	210,423

Note 6.    Financial Highlights

Account I is a funding vehicle for a number of variable life products, which have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered within Account I have the lowest and highest total return. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered within Account I as contract owners may not have selected all available and applicable contract options.

	January 1, 2014	December 31, 2014			For the Year ended December 31, 2014
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$12.39 to $21.39	1,725,647	$12.39 to $21.26	$22,375,727	0.01	0.45 to 0.90	(0.89) to (0.04)
Limited Maturity Bond Fund	14.92 to 18.90	580,215	14.94 to 18.79	9,165,304	—	0.45 to 0.90	(0.72) to 0.12
Quality Bond Fund	18.38 to 47.22	1,668,114	19.32 to 49.30	35,527,886	—	0.45 to 0.90	4.16 to 5.05
High Yield Bond Fund	25.84 to 70.97	636,847	26.20 to 71.82	19,765,361	—	0.45 to 0.90	0.94 to 1.80
Flexibly Managed Fund	34.37 to 149.79	5,378,418	38.54 to 166.86	260,085,433	—	0.45 to 0.90	11.12 to 12.07
Balanced Fund	14.59 to 15.31	1,370,004	15.86 to 16.79	22,256,923	—	0.45 to 0.90	8.67 to 9.60
Large Growth Stock Fund	10.28 to 43.51	2,164,016	11.09 to 46.85	40,779,931	—	0.45 to 0.90	7.39 to 8.31
Large Cap Growth Fund	12.53 to 13.92	485,262	13.82 to 15.49	7,367,660	—	0.45 to 0.90	10.29 to 11.24
Large Core Growth Fund	14.22 to 14.92	3,507,782	15.18 to 16.08	54,343,752	—	0.45 to 0.90	6.76 to 7.68
Large Cap Value Fund	17.95 to 75.66	1,520,552	19.89 to 83.68	44,552,100	—	0.45 to 0.90	10.32 to 11.26
Large Core Value Fund	12.88 to 13.52	2,562,580	14.21 to 15.04	37,372,439	—	0.45 to 0.90	10.29 to 11.23
Index 500 Fund	15.62 to 26.82	3,511,843	17.61 to 30.15	83,353,816	—	0.45 to 0.90	12.24 to 13.20
Mid Cap Growth Fund	12.72 to 27.20	1,259,079	13.87 to 29.56	27,019,440	—	0.45 to 0.90	8.51 to 9.44
Mid Cap Value Fund	29.19 to 41.36	933,597	33.03 to 46.66	35,321,366	—	0.45 to 0.90	12.65 to 13.62
Mid Core Value Fund	20.25 to 22.49	364,140	23.36 to 26.18	9,254,616	—	0.45 to 0.90	15.33 to 16.32
SMID Cap Growth Fund	18.72 to 19.64	142,809	18.66 to 19.76	2,752,860	—	0.45 to 0.90	(0.29) to 0.56
SMID Cap Value Fund	18.34 to 19.24	140,529	19.85 to 21.02	2,866,683	—	0.45 to 0.90	8.27 to 9.20
Small Cap Growth Fund	12.39 to 36.90	1,402,811	13.30 to 39.50	26,384,935	—	0.45 to 0.90	6.87 to 7.78
Small Cap Value Fund	40.78 to 63.13	1,030,171	43.69 to 67.14	52,147,139	—	0.45 to 0.90	6.19 to 7.10
Small Cap Index Fund	16.19 to 16.99	98,073	16.72 to 17.70	1,710,425	—	0.45 to 0.90	3.27 to 4.15
Developed International Index Fund	11.76 to 12.34	209,098	10.95 to 11.59	2,376,135	—	0.45 to 0.90	(6.94) to (6.15)
International Equity Fund	21.36 to 43.26	2,053,404	21.89 to 44.20	61,199,238	—	0.45 to 0.90	2.03 to 2.90
Emerging Markets Equity Fund	10.91 to 11.45	1,854,765	10.28 to 10.89	19,726,661	—	0.45 to 0.90	(5.76) to (4.96)
Real Estate Securities Fund	23.08 to 25.63	571,605	29.78 to 33.38	18,368,152	—	0.45 to 0.90	29.06 to 30.17
Aggressive Allocation Fund	13.71 to 14.39	212,290	14.51 to 15.36	3,156,580	—	0.45 to 0.90	5.82 to 6.73
Moderately Aggressive Allocation Fund	14.39 to 15.10	668,359	15.16 to 16.05	10,686,907	—	0.45 to 0.90	5.33 to 6.23
Moderate Allocation Fund	13.35 to 14.00	727,818	13.97 to 14.79	10,587,656	—	0.45 to 0.90	4.69 to 5.58
Moderately Conservative Allocation Fund	12.74 to 13.37	244,653	13.26 to 14.04	3,332,007	—	0.45 to 0.90	4.07 to 4.96
Conservative Allocation Fund	12.06 to 12.66	255,681	12.40 to 13.13	3,313,684	—	0.45 to 0.90	2.82 to 3.70

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Note 6.    Financial Highlights (continued)

	January 1, 2013	December 31, 2013			For the Year ended December 31, 2013
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$12.39 to $21.53	1,876,684	$12.39 to $21.39	$24,396,856	0.01	0.45 to 0.90	(0.89) to (0.04)
Limited Maturity Bond Fund	14.93 to 19.06	632,708	14.92 to 18.90	10,027,964	—	0.45 to 0.90	(0.98) to (0.14)
Quality Bond Fund	18.94 to 48.98	1,733,063	18.38 to 47.22	35,445,476	—	0.45 to 0.90	(3.84) to (3.02)
High Yield Bond Fund	24.06 to 66.20	698,206	25.84 to 70.97	21,448,494	—	0.45 to 0.90	6.94 to 7.86
Flexibly Managed Fund	28.11 to 123.29	5,661,002	34.37 to 149.79	246,278,603	—	0.45 to 0.90	21.19 to 22.24
Balanced Fund	12.61 to 13.12	1,494,576	14.59 to 15.31	22,260,075	—	0.45 to 0.90	15.70 to 16.69
Large Growth Stock Fund	7.42 to 31.48	2,337,427	10.28 to 43.51	40,388,451	—	0.45 to 0.90	37.87 to 39.06
Large Cap Growth Fund	10.27 to 11.30	528,483	12.53 to 13.92	7,192,449	—	0.45 to 0.90	21.99 to 23.04
Large Core Growth Fund	10.40 to 10.82	3,918,293	14.22 to 14.92	56,665,734	—	0.45 to 0.90	36.67 to 37.85
Large Cap Value Fund	13.54 to 57.17	1,689,594	17.95 to 75.66	44,878,381	—	0.45 to 0.90	32.01 to 33.15
Large Core Value Fund	10.02 to 10.42	2,771,656	12.88 to 13.52	36,487,351	—	0.45 to 0.90	28.61 to 29.73
Index 500 Fund	11.90 to 20.49	3,803,734	15.62 to 26.82	80,057,439	—	0.45 to 0.90	30.69 to 31.82
Mid Cap Growth Fund	9.35 to 20.04	1,374,441	12.72 to 27.20	27,009,173	—	0.45 to 0.90	35.50 to 36.67
Mid Cap Value Fund	21.53 to 30.59	1,025,821	29.19 to 41.36	34,273,341	—	0.45 to 0.90	34.98 to 36.15
Mid Core Value Fund	15.82 to 17.42	356,925	20.25 to 22.49	7,805,075	—	0.45 to 0.90	27.99 to 29.10
SMID Cap Growth Fund	13.22 to 13.75	142,830	18.72 to 19.64	2,736,524	—	0.45 to 0.90	41.56 to 42.78
SMID Cap Value Fund	13.41 to 13.94	185,407	18.34 to 19.24	3,484,307	—	0.45 to 0.90	36.76 to 37.94
Small Cap Growth Fund	9.04 to 27.02	1,510,781	12.39 to 36.90	26,498,906	—	0.45 to 0.90	36.37 to 37.55
Small Cap Value Fund	29.35 to 45.79	1,124,047	40.78 to 63.13	53,387,228	—	0.45 to 0.90	37.68 to 38.88
Small Cap Index Fund	11.82 to 12.30	69,088	16.19 to 16.99	1,155,538	—	0.45 to 0.90	36.90 to 38.08
Developed International Index Fund	9.80 to 10.19	152,609	11.76 to 12.34	1,847,214	—	0.45 to 0.90	20.00 to 21.03
International Equity Fund	20.25 to 41.13	2,177,212	21.36 to 43.26	63,373,873	—	0.45 to 0.90	5.02 to 5.92
Emerging Markets Equity Fund	11.13 to 11.58	1,940,367	10.91 to 11.45	21,757,280	—	0.45 to 0.90	(2.01) to (1.18)
Real Estate Securities Fund	22.58 to 24.86	573,237	23.08 to 25.63	14,259,976	—	0.45 to 0.90	2.21 to 3.08
Aggressive Allocation Fund	11.30 to 11.75	198,010	13.71 to 14.39	2,765,342	—	0.45 to 0.90	21.39 to 22.44
Moderately Aggressive Allocation Fund	12.19 to 12.67	684,845	14.39 to 15.10	10,306,204	—	0.45 to 0.90	18.10 to 19.11
Moderate Allocation Fund	11.80 to 12.27	693,970	13.35 to 14.00	9,566,825	—	0.45 to 0.90	13.08 to 14.05
Moderately Conservative Allocation Fund	11.76 to 12.23	310,741	12.74 to 13.37	4,063,335	—	0.45 to 0.90	8.37 to 9.30
Conservative Allocation Fund	11.65 to 12.12	210,423	12.06 to 12.66	2,620,287	—	0.45 to 0.90	3.49 to 4.38

	January 1, 2012	December 31, 2012			For the Year ended December 31, 2012
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$12.39 to $21.67	2,346,287	$12.39 to $21.53	$30,597,691	0.01	0.45 to 0.90	(0.88) to (0.04)
Limited Maturity Bond Fund	14.84 to 19.09	673,870	14.93 to 19.06	10,769,807	—	0.45 to 0.90	(0.29) to 0.56
Quality Bond Fund	18.35 to 47.76	1,960,810	18.94 to 48.98	41,820,934	—	0.45 to 0.90	2.29 to 3.17
High Yield Bond Fund	21.09 to 58.16	834,355	24.06 to 66.20	24,104,469	—	0.45 to 0.90	13.54 to 14.51
Flexibly Managed Fund	24.50 to 108.17	5,945,318	28.11 to 123.29	213,111,024	—	0.45 to 0.90	13.70 to 14.68
Balanced Fund	11.51 to 11.87	1,624,169	12.61 to 13.12	20,810,466	—	0.45 to 0.90	9.53 to 10.47
Large Growth Stock Fund	6.28 to 26.68	2,500,938	7.42 to 31.48	31,454,877	—	0.45 to 0.90	17.68 to 18.45
Large Cap Growth Fund	9.40 to 10.25	613,813	10.27 to 11.30	6,765,710	—	0.45 to 0.90	9.26 to 10.20
Large Core Growth Fund	9.04 to 9.32	4,360,541	10.40 to 10.82	46,018,131	—	0.45 to 0.90	15.10 to 16.09
Large Cap Value Fund	12.01 to 50.82	1,856,151	13.54 to 57.17	37,423,505	—	0.45 to 0.90	12.22 to 13.18
Large Core Value Fund	8.74 to 9.01	3,016,449	10.02 to 10.42	30,737,529	—	0.45 to 0.90	14.55 to 15.53
Index 500 Fund	10.33 to 17.85	4,161,401	11.90 to 20.49	66,741,778	—	0.45 to 0.90	14.64 to 15.62
Mid Cap Growth Fund	8.85 to 19.04	1,541,512	9.35 to 20.04	22,230,038	—	0.45 to 0.90	5.13 to 6.03
Mid Cap Value Fund	18.78 to 26.76	1,074,653	21.53 to 30.59	26,525,719	—	0.45 to 0.90	14.14 to 15.12
Mid Core Value Fund	13.95 to 15.22	401,388	15.82 to 17.42	6,801,612	—	0.45 to 0.90	13.44 to 14.41
SMID Cap Growth Fund	11.57 to 11.92	117,663	13.22 to 13.75	1,582,108	—	0.45 to 0.90	14.32 to 15.30
SMID Cap Value Fund	11.37 to 11.72	159,370	13.41 to 13.94	2,178,607	—	0.45 to 0.90	17.89 to 18.90
Small Cap Growth Fund	8.59 to 25.75	1,746,272	9.04 to 27.02	22,697,294	—	0.45 to 0.90	4.78 to 5.67
Small Cap Value Fund	25.27 to 39.71	1,218,491	29.35 to 45.79	41,981,275	—	0.45 to 0.90	15.12 to 16.11
Small Cap Index Fund	10.33 to 10.65	61,242	11.82 to 12.30	744,335	—	0.45 to 0.90	14.46 to 15.45
Developed International Index Fund	8.37 to 8.63	120,893	9.80 to 10.19	1,211,466	—	0.45 to 0.90	17.10 to 18.11
International Equity Fund	16.80 to 34.23	2,241,736	20.25 to 41.13	61,961,717	—	0.45 to 0.90	19.97 to 21.01
Emerging Markets Equity Fund	9.39 to 9.68	2,038,922	11.13 to 11.58	23,217,696	—	0.45 to 0.90	18.53 to 19.55
Real Estate Securities Fund	19.64 to 21.43	558,341	22.58 to 24.86	13,453,376	—	0.45 to 0.90	14.96 to 15.95

23

Note 6.    Financial Highlights (continued)

	January 1, 2012	December 31, 2012			For the Year ended December 31, 2012
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Aggressive Allocation Fund	$9.87 to $10.17	120,263	$11.30 to $11.75	$1,385,243	—	0.45 to 0.90	14.45 to 15.43
Moderately Aggressive Allocation Fund	10.82 to 11.15	695,522	12.19 to 12.67	8,788,819	—	0.45 to 0.90	12.61 to 13.58
Moderate Allocation Fund	10.74 to 11.06	724,190	11.80 to 12.27	8,780,843	—	0.45 to 0.90	9.93 to 10.87
Moderately Conservative Allocation Fund	10.95 to 11.29	238,541	11.76 to 12.23	2,853,781	—	0.45 to 0.90	7.33 to 8.25
Conservative Allocation Fund	11.15 to 11.49	126,576	11.65 to 12.12	1,496,086	—	0.45 to 0.90	4.53 to 5.43

	January 1, 2011	December 31, 2011			For the Year ended December 31, 2011
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$12.39 to $21.81	2,190,894	$12.39 to $21.67	$28,866,837	0.01	0.45 to 0.90	(0.88) to (0.04)
Limited Maturity Bond Fund	14.51 to 18.81	732,919	14.84 to 19.09	11,650,678	—	0.45 to 0.90	1.32 to 2.19
Quality Bond Fund	16.66 to 43.65	1,969,804	18.35 to 47.76	40,744,242	—	0.45 to 0.90	9.14 to 10.07
High Yield Bond Fund	20.56 to 56.79	894,366	21.09 to 58.16	22,577,627	—	0.45 to 0.90	2.15 to 3.02
Flexibly Managed Fund	23.78 to 105.66	6,410,686	24.50 to 108.17	202,061,413	—	0.45 to 0.90	2.11 to 2.98
Balanced Fund	11.01 to 11.24	1,790,614	11.51 to 11.87	20,869,186	—	0.45 to 0.90	4.61 to 5.50
Large Growth Stock Fund	6.41 to 27.28	2,774,571	6.28 to 26.68	29,467,475	—	0.45 to 0.90	(2.43) to (1.61)
Large Cap Growth Fund	10.17 to 11.00	666,780	9.40 to 10.25	6,685,449	—	0.45 to 0.90	(7.60) to (6.82)
Large Core Growth Fund	9.60 to 9.81	4,879,774	9.04 to 9.32	44,596,129	—	0.45 to 0.90	(5.86) to (5.06)
Large Cap Value Fund	12.62 to 53.52	2,055,057	12.01 to 50.82	36,616,728	—	0.45 to 0.90	(5.28) to (4.47)
Large Core Value Fund	9.21 to 9.41	3,374,841	8.74 to 9.01	29,894,313	—	0.45 to 0.90	(5.05) to (4.24)
Index 500 Fund	10.20 to 17.67	4,900,773	10.33 to 17.85	68,336,911	—	0.45 to 0.90	0.85 to 1.71
Mid Cap Growth Fund	9.64 to 20.80	1,673,693	8.85 to 19.04	22,779,944	—	0.45 to 0.90	(8.60) to (7.83)
Mid Cap Value Fund	20.12 to 28.77	1,176,622	18.78 to 26.76	25,412,316	—	0.45 to 0.90	(7.11) to (6.33)
Mid Core Value Fund	14.59 to 15.77	480,167	13.95 to 15.22	7,120,854	—	0.45 to 0.90	(4.40) to (3.59)
SMID Cap Growth Fund	12.25 to 12.51	115,289	11.57 to 11.92	1,352,248	—	0.45 to 0.90	(5.57) to (4.77)
SMID Cap Value Fund	12.36 to 12.63	151,581	11.37 to 11.72	1,748,837	—	0.45 to 0.90	(8.00) to (7.22)
Small Cap Growth Fund	9.71 to 29.19	1,903,969	8.59 to 25.75	23,649,042	—	0.45 to 0.90	(11.91) to (11.16)
Small Cap Value Fund	25.05 to 39.67	1,386,719	25.27 to 39.71	41,208,017	—	0.45 to 0.90	(0.03) to 0.82
Small Cap Index Fund	10.92 to 11.15	67,779	10.33 to 10.65	712,768	—	0.45 to 0.90	(5.37) to (4.56)
Developed International Index Fund	9.67 to 9.87	145,248	8.37 to 8.63	1,240,148	—	0.45 to 0.90	(13.40) to (12.67)
International Equity Fund	16.73 to 34.17	2,580,975	16.80 to 34.23	59,188,653	—	0.45 to 0.90	0.01 to 0.86
Emerging Markets Equity Fund	11.62 to 11.87	2,218,415	9.39 to 9.68	21,201,493	—	0.45 to 0.90	(19.17) to (18.50)
Real Estate Securities Fund	18.51 to 20.02	579,774	19.64 to 21.43	12,097,824	—	0.45 to 0.90	6.08 to 6.99
Aggressive Allocation Fund	10.34 to 10.56	122,365	9.87 to 10.17	1,224,661	—	0.45 to 0.90	(4.52) to (3.71)
Moderately Aggressive Allocation Fund	11.12 to 11.36	702,053	10.82 to 11.15	7,805,703	—	0.45 to 0.90	(2.68) to (1.85)
Moderate Allocation Fund	10.76 to 10.99	636,952	10.74 to 11.06	6,975,843	—	0.45 to 0.90	(0.25) to 0.60
Moderately Conservative Allocation Fund	10.76 to 10.99	267,858	10.95 to 11.29	2,980,906	—	0.45 to 0.90	1.80 to 2.67
Conservative Allocation Fund	10.82 to 11.06	138,060	11.15 to 11.49	1,553,522	—	0.45 to 0.90	2.99 to 3.87

	January 1, 2010	December 31, 2010			For the Year ended December 31, 2010
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$12.38 to $21.95	2,367,160	$12.39 to $21.81	$31,431,787	0.01	0.45 to 0.90	(0.89) to (0.04)
Limited Maturity Bond Fund	13.99 to 18.27	784,794	14.51 to 18.81	12,362,476	—	0.45 to 0.90	2.78 to 3.66
Quality Bond Fund	15.71 to 41.43	2,208,341	16.66 to 43.65	41,505,862	—	0.45 to 0.90	5.10 to 6.00
High Yield Bond Fund	18.09 to 50.07	923,794	20.56 to 56.79	22,883,975	—	0.45 to 0.90	13.15 to 14.12
Flexibly Managed Fund	20.87 to 93.35	7,105,730	23.78 to 105.66	219,535,927	—	0.45 to 0.90	12.90 to 13.87
Balanced Fund	9.94 to 10.07	1,906,172	11.01 to 11.24	21,161,024	—	0.45 to 0.90	10.69 to 11.63
Large Growth Stock Fund	5.51 to 23.51	2,862,735	6.41 to 27.28	31,126,951	—	0.45 to 0.90	15.75 to 16.74
Large Cap Growth Fund	9.13 to 9.78	703,688	10.17 to 11.00	7,579,663	—	0.45 to 0.90	11.43 to 12.39
Large Core Growth Fund	8.26 to 8.36	5,464,892	9.60 to 9.81	52,865,520	—	0.45 to 0.90	16.22 to 17.21
Large Cap Value Fund	11.04 to 46.91	2,223,068	12.62 to 53.52	42,244,960	—	0.45 to 0.90	13.81 to 14.79

24

Note 6.    Financial Highlights (continued)

	January 1, 2010	December 31, 2010			For the Year ended December 31, 2010
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Large Core Value Fund	$8.41 to $8.52	3,699,843	$9.21 to $9.41	$34,363,213	—	0.45 to 0.90	9.45 to 10.39
Index 500 Fund	8.92 to 15.51	5,458,281	10.20 to 17.67	74,862,521	—	0.45 to 0.90	13.75 to 14.72
Mid Cap Growth Fund	7.64 to 16.52	1,832,926	9.64 to 20.80	27,098,263	—	0.45 to 0.90	25.71 to 26.79
Mid Cap Value Fund	16.03 to 23.05	1,278,257	20.12 to 28.77	29,776,302	—	0.45 to 0.90	24.65 to 25.72
Mid Core Value Fund	11.74 to 12.58	498,288	14.59 to 15.77	7,679,359	—	0.45 to 0.90	24.32 to 25.39
SMID Cap Growth Fund	9.90 to 10.02	101,620	12.25 to 12.51	1,257,812	—	0.45 to 0.90	23.73 to 24.80
SMID Cap Value Fund	9.83 to 9.95	124,858	12.36 to 12.63	1,559,375	—	0.45 to 0.90	25.73 to 26.82
Small Cap Growth Fund	8.19 to 24.69	2,020,777	9.71 to 29.19	28,648,610	—	0.45 to 0.90	18.06 to 19.07
Small Cap Value Fund	19.76 to 31.53	1,523,252	25.05 to 39.67	45,299,739	—	0.45 to 0.90	25.60 to 26.68
Small Cap Index Fund	8.73 to 8.84	45,126	10.92 to 11.15	500,517	—	0.45 to 0.90	25.07 to 26.14
Developed International Index Fund	9.08 to 9.19	119,840	9.67 to 9.87	1,173,080	—	0.45 to 0.90	6.47 to 7.38
International Equity Fund	15.13 to 31.00	2,945,883	16.73 to 34.17	67,550,108	—	0.45 to 0.90	10.08 to 11.02
Emerging Markets Equity Fund	9.84 to 9.96	2,388,124	11.62 to 11.87	28,080,315	—	0.45 to 0.90	18.09 to 19.00
REIT Fund(a)	14.93 to 16.00	624,949	18.51 to 20.02	12,204,988	—	0.45 to 0.90	24.03 to 25.09
Aggressive Allocation Fund	8.99 to 9.11	124,733	10.34 to 10.56	1,302,012	—	0.45 to 0.90	14.92 to 15.91
Moderately Aggressive Allocation Fund	9.80 to 9.92	612,178	11.12 to 11.36	6,938,392	—	0.45 to 0.90	13.48 to 14.45
Moderate Allocation Fund	9.68 to 9.79	461,951	10.76 to 10.99	5,039,972	—	0.45 to 0.90	11.23 to 12.19
Moderately Conservative Allocation Fund	9.93 to 10.05	240,213	10.76 to 10.99	2,603,631	—	0.45 to 0.90	8.34 to 9.27
Conservative Allocation Fund	10.22 to 10.34	124,398	10.82 to 11.06	1,354,620	—	0.45 to 0.90	5.93 to 6.83

(a)	Prior to May 1, 2011, Real Estate Securities Fund was named REIT Fund.
*	These ratios represent the dividends, excluding distributions of capital gains, received by the subaccounts within Account I from the underlying mutual funds, net of management fees and expenses assessed by the fund manager, divided by the average net assets of the respective subaccounts. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying funds in which the subaccount invests and, to the extent the underlying fund utilizes consent dividend rather than paying dividends in cash or reinvested shares, Account I does not record investment income.
**	These ratios represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying subaccount are excluded, as in Cornerstone VUL IV, Variable Estate Max III, Diversified Growth VUL and Survivorship Growth VUL (which would have an expense ratio of 0.00% since all contract charges are assessed through a reduction in units held).
***	These ratios represent the total return for the periods indicated, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the expense ratio. The total return also includes any expenses assessed through the redemption of units. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

Note 7.    Subsequent Events

Management has evaluated events subsequent to December 31, 2014 and through the Account I Financial Statement date of issuance of April 2, 2015 and has determined that there were no subsequent events requiring recognition of disclosure in the financial statements.

25

PM6768   05/15

PennMutual

The Penn Mutual Life Insurance Company

2014 Statutory Financial Statements

PricewaterhouseCoopers LLP, Two Commerce Square — Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042 T: (267) 330 2110, F: (267) 330 3300, www.pwc.com/us

Independent Auditor’s Report

To the Board of Trustees

The Penn Mutual Life Insurance Company:

We have audited the accompanying statutory financial statements of The Penn Mutual Life Insurance Company (the “Company”), which comprise the statutory statements of admitted assets, liabilities and surplus as of December 31, 2014 and 2013, and the related statutory statements of loss and changes in surplus and cash flows for the years then ended.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America are material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2014 and 2013, or the results of its operations or its cash flows for the years then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2014 and 2013, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania described in Note 1.

February 13, 2015

(In Thousands)

Statements of Admitted Assets, Liabilities and Surplus

As of December 31,	2014	2013

ADMITTED ASSETS
Bonds	$7,528,488	$7,243,116
Stocks:
Preferred	72,905	21,050
Common — affiliated	427,122	321,494
Common — unaffiliated	69,196	2,327
Real estate	27,642	19,238
Policy loans	298,689	299,571
Cash and short-term investments	128,700	68,731
Alternative assets	398,068	317,260
Other invested assets	458,024	483,482

TOTAL INVESTMENTS	9,408,834	8,776,269

Investment income due and accrued	99,001	93,753
Premiums due and deferred	63,551	56,076
Deferred tax asset	230,151	192,526
Corporate owned life insurance	214,623	114,885
Amounts recoverable from reinsurers	13,116	13,832
Other assets	62,422	80,429
Separate account assets	7,179,068	6,617,421

TOTAL ASSETS	$17,270,766	$15,945,191

LIABILITIES
Reserves and funds for payment of insurance and annuity benefits	$7,106,140	$7,419,066
Dividends to policyholders payable in the following year	41,667	33,389
Policy claims in process	44,000	37,609
Interest maintenance reserve	120,903	99,195
Asset valuation reserve	77,048	50,206
Drafts outstanding	26,236	26,912
Funds withheld liability	582,795	—
Other liabilities	293,133	170,707
Separate account liabilities	7,179,068	6,617,421

TOTAL LIABILITIES	15,470,990	14,454,505

SURPLUS
Surplus notes	389,231	389,063
Unassigned surplus	1,410,545	1,101,623

TOTAL SURPLUS	1,799,776	1,490,686

TOTAL LIABILITIES AND SURPLUS	$17,270,766	$15,945,191

The accompanying notes are an integral part of these financial statements.

2014 Statutory Financial Statements	Page 1

(In Thousands)

Statements of Income and Loss and Changes in Surplus

For the Years Ended December 31,	2014	2013

REVENUE
Premium and annuity considerations	$664,006	$1,495,882
Net investment income	480,366	472,185
Other revenue	293,549	195,935

TOTAL REVENUE	1,437,921	2,164,002

BENEFITS AND EXPENSES
Benefits paid to policyholders and beneficiaries	1,049,517	1,028,085
(Decrease)/Increase in reserves for payment of future insurance and annuity benefits	(311,032)	360,489
Commissions	120,362	113,489
Operating expenses	356,462	336,685
Net transfer to separate accounts	151,215	310,910

TOTAL BENEFITS AND EXPENSES	1,366,524	2,149,658

GAIN FROM OPERATIONS BEFORE DIVIDENDS AND FEDERAL INCOME TAX BENEFIT	71,397	14,344

Dividends to policyholders	43,474	35,120

GAIN/(LOSS) FROM OPERATIONS BEFORE FEDERAL INCOME TAX BENEFIT	27,923	(20,776)

Federal income tax expense/(benefit)	36,037	(3,477)

LOSS FROM OPERATIONS	(8,114)	(17,299)

Net realized capital gains/(losses), net of tax	17,398	(17,122)

NET INCOME (LOSS)	$9,284	$(34,421)

SURPLUS
Net income/(loss)	$9,284	$(34,421)
Cumulative effect of change in accounting principles	—	(27,739)
Change due to reinsurance	173,062	30,204
Change in asset valuation reserve	(26,842)	1,875
Change in net unrealized capital gains	113,091	3,737
Change in net deferred income tax	63,648	71,024
Change in funded status of postretirement plans	(16,559)	20,423
Change in surplus in separate accounts	—	905
Change in surplus notes	168	156
Change in nonadmitted assets	(6,762)	(70,868)

Change in surplus	309,090	(4,704)

Surplus, beginning of year	1,490,686	1,495,390

Surplus, end of year	$1,799,776	$1,490,686

The accompanying notes are an integral part of these financial statements.

Page 2	The Penn Mutual Life Insurance Company

(In Thousands)

Statements of Cash Flows

For the Years Ended December 31,	2014	2013

OPERATIONS
Premium and annuity considerations	$1,530,568	$1,568,412
Net investment income	415,884	421,832
Other revenue	200,362	151,835

CASH PROVIDED BY OPERATIONS	2,146,814	2,142,079

Benefits paid	1,035,067	1,044,945
Commissions and operating expenses	487,065	484,153
Net transfers to separate accounts	145,761	344,527
Dividends to policyholders	35,197	33,022
Taxes refunded on operating income and realized investment losses	(10,187)	(5,760)

CASH USED IN OPERATIONS	1,692,903	1,900,887

NET CASH PROVIDED BY OPERATIONS	453,911	241,192

INVESTMENT ACTIVITIES
Investments sold, matured or repaid:
Bonds	1,827,619	1,045,405
Preferred and common stocks	18,858	6,862
Limited partnerships, real estate and other invested assets	36,101	64,388
Derivatives and other	56,931	364

NET PROCEEDS FROM INVESTMENTS SOLD, MATURED OR REPAID	1,939,509	1,117,019

Cost of investments acquired:
Bonds	2,018,453	1,136,967
Preferred and common stock	134,606	31,990
Limited partnerships, real estate and other invested assets	112,205	122,402
Derivatives and other	—	16,052

TOTAL COST OF INVESTMENTS ACQUIRED	2,265,264	1,307,411

Net decrease in policy loans	882	3,974

NET CASH USED IN INVESTMENT ACTIVITIES	(324,873)	(186,418)

FINANCING AND MISCELLANEOUS
Net deposits on deposit-type contracts	(13,724)	(27,659)
Other cash applied, net	(55,345)	(36,182)

NET CASH USED IN FINANCING AND MISCELLANEOUS	(69,069)	(63,841)

NET INCREASE/(DECREASE) IN CASH AND SHORT-TERM INVESTMENTS	59,969	(9,067)

Cash and short-term investments:
Beginning of year	68,731	77,798

End of year	$128,700	$68,731

The accompanying notes are an integral part of these financial statements.

2014 Statutory Financial Statements	Page 3

(In Thousands)

Notes to Financial Statements

Note 1.  NATURE OF OPERATIONS AND BASIS OF PRESENTATION

NATURE OF OPERATIONS  The Penn Mutual Life Insurance Company (the “Company”) is a mutual life insurance company, domiciled in Pennsylvania, which concentrates primarily in the sale of individual life insurance and annuity products. The primary products that the Company currently markets are traditional whole life, one year non-renewable and level term, universal life, indexed universal life, variable universal life, immediate annuities and deferred annuities, both fixed and variable. The Company markets its products through a network of career agents, independent agents, and independent marketing organizations. The Company is licensed to write business in all fifty states and the District of Columbia.

BASIS OF PRESENTATION  The accompanying financial statements of the Company have been prepared in conformity with the National Association of Insurance Commissioner’s (“NAIC”) Practices and Procedures manual and with statutory accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania (collectively “SAP” or “statutory accounting principles”). Prescribed statutory accounting practices include publications of the NAIC, state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company currently has no permitted practices.

Statutory accounting principles are different in some respects from U.S. Generally Accepted Accounting Principles (“GAAP”). The more significant differences between statutory accounting principles and GAAP are as follows:

(a)	certain acquisition costs, such as commissions and other variable costs, that are directly related to the successful acquisition of new business, are charged to current operations as incurred, whereas GAAP generally capitalizes these expenses and amortizes them based on profit emergence over the expected life of the policies or over premium payment period;
(b)	statutory policy reserves are based upon the Commissioners’ Reserve Valuation Method (“CRVM”) or net level premium method and prescribed statutory mortality, morbidity and interest assumptions, whereas GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method, with estimates of future mortality, morbidity and interest assumptions;
(c)	bonds are generally carried at amortized cost, whereas GAAP generally reports bonds at fair value;
(d)	undistributed earnings from alternative assets are included in unrealized gains and losses, whereas GAAP would treat these changes as net investment income;
(e)	deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged to surplus, whereas GAAP would generally include the change in deferred taxes in net income;
(f)	payments received for universal and variable life insurance products and variable annuities are reported as premium income and changes in reserves, whereas GAAP would treat these payments as deposits to policyholders’ account balances;
(g)	assets are reported at “admitted asset” value and “nonadmitted assets” are excluded through a charge against surplus, whereas GAAP records these assets net of any valuation allowance;
(h)	majority-owned subsidiaries are accounted for using the equity method. The Penn Insurance and Annuity Company (“PIA”), Hornor Townsend & Kent, Inc., and Independence Square Properties LLC are admitted assets. Independence Capital Management Inc., Penn Janney Fund, Inc., and Penn Janney Advisory, Inc., are nonadmitted assets, whereas GAAP would consolidate these entities;
(i)	surplus notes are reported in surplus, whereas GAAP would report these notes as debt. Costs associated with these notes are expensed, whereas GAAP capitalizes those expenses and amortizes them into income over the life of the notes;
(j)	reinsurance reserve credits are reported as a reduction of policyholders’ reserves and liabilities for deposit-type contracts, whereas GAAP would report these balances as an asset;
(k)	an asset valuation reserve (“AVR”) is reported as a contingency reserve to stabilize surplus against fluctuations in the carrying value of stocks, real estate investments, partnerships, limited liability companies (“LLCs”), low income housing tax credit (“LIHTC”) investments, and certain credit related derivative instruments as well as credit-related declines in the value of bonds, whereas GAAP does not record this reserve;

Page 4	The Penn Mutual Life Insurance Company

(In Thousands)

(l)	after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (“IMR”) and amortized into investment income over the remaining life of the investment sold, whereas GAAP reports these gains and losses as revenue at time of sale;
(m)	changes in the fair value of the derivative financial instruments are recorded as changes in surplus, unless deemed an effective hedge when it is carried at amortized cost with no resulting changes in fair value; changes in fair value for GAAP are reported as income for non-hedging transactions and effective fair value hedges; changes in fair value for GAAP are reported as other comprehensive income for effective cash flow hedges;
(n)	comprehensive income is not presented whereas GAAP presents changes in unrealized capital gains and losses, changes in funded status of pension and postretirement plans, and foreign currency translations as other comprehensive income;
(o)	embedded derivatives are recorded as part of the underlying contract, whereas GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately;
(p)	policyholder dividends are recognized when declared, whereas GAAP recognizes these over the term of the related policies;
(q)	company investment in the separate accounts in the form of seed money is presented as separate account assets, whereas GAAP presents the investment as a general account equity investment, and
(r)	identification of other-than-temporary impairment uses an “intent and ability to hold” criteria whereas GAAP uses an “intent and ability not to sell” criteria.
(s)	the investment in Federal Home Loan Bank stock is reported as an investment in common stock, where as for GAAP this is reported within other invested assets.

The Company’s net income as presented in its consolidated financial statements prepared in conformity with GAAP was $177,683 and $162,857 for the years ended December 31, 2014 and 2013, respectively. The Company’s equity as presented in its consolidated financial statements prepared in conformity with GAAP was $3,152,305 and $2,694,182 as of December 31, 2014 and 2013, respectively.

REVISIONS  The 2013 components comprising the admitted deferred tax assets based on paragraph 11 of Statement of Statutory Accounting Principles (SSAP) No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10, were corrected as shown in the following table. This revision corrects the presentation of the admitted adjusted gross deferred tax asset pursuant to 11.b.i and 11.c of SSAP No. 101; however, the net adjusted admitted deferred tax asset reported on the December 31, 2013 Statement of Admitted Assets, Liabilities, and Surplus has not changed. As such, we do not consider this a material change to the previously issued financial statements.

Description	As previously reported			As adjusted

	Ordinary	Capital	Total	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—
Adjusted gross DTA expected to be realized (excluding the amount of DTA from above) after application of the threshold limitation (the lesser of 1 and 2 below))	234,632	36,601	271,233	177,414	15,112	192,526
1. Adjusted gross DTA expected to be realized following the balance sheet date	193,236	15,112	208,348	193,236	15,112	208,348
2. Adjusted gross DTA allowed per limitation threshold	—	—	192,526	—	—	192,526
Adjusted gross DTA (excluding the amount of DTA from above) offset by gross DTL	(57,218)	(21,489)	(78,707)	57,218	21,489	78,707

DTA admitted as the result of application of SSAP No. 101	$177,414	$15,112	$192,526	$234,632	$36,601	$271,233

2014 Statutory Financial Statements	Page 5

(In Thousands)

The 2013 non-admitted assets component of the ordinary gross deferred tax asset and the 2013 ordinary non-admitted deferred tax asset have been corrected in Note 9 to reflect an increase of $13,944 in each component. This correction has also increased the change in net deferred income tax and decreased the change in non-admitted assets by $13,944 on the 2013 Statement of Changes in Surplus. Additionally, the total non-admitted assets as of December 31, 2013 disclosed in Note 2 has been increased by $13,944 based on this correction. These corrections did not impact December 31, 2013 total admitted assets, liabilities, or surplus, and did not impact 2013 revenues, expenses, and net loss. As such, we do not consider this a material change to the previously issued financial statements.

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES  The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material reported amounts and disclosures that require extensive use of estimates are:

¯	Carrying value of certain invested assets and derivatives
¯	Liabilities for reserves and funds for payment of insurance and annuity benefits
¯	Accounting for income taxes and valuation of deferred income tax assets and liabilities and unrecognized tax benefits
¯	Litigation and other contingencies
¯	Pension and other postretirement and postemployment benefits

INVESTMENTS  Bonds with a NAIC designation of 1 to 5 are valued at amortized cost. All other bonds are valued at the lower of cost or fair value. Fair value is determined using an external pricing service or management’s pricing models.

For fixed income securities that do not have a fixed schedule of payments, including asset-backed and mortgage-backed securities, the effect on amortization or accretion is revalued three times per year based on the current estimated cash flows, using the retrospective method, except for favorable changes in expected cash flows for structured securities where the possibility of non-interest loss is other than remote. In these cases, income is recognized on the prospective method over the remaining life of the securities. Under the retrospective method, the recalculated effective yield equates the present value of the actual and anticipated cash flows, including new prepayment assumptions, to the original cost of the investment. Prepayment assumptions are based on borrower constraints and economic incentives such as original term, age, and coupon of the loan as affected by the interest rate environment. The current carrying value is then increased or decreased to the amount that would have resulted had the revised yield been applied since inception, and investment income is correspondingly decreased or increased. Cash flow assumptions for structured securities are obtained from broker dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

The carrying values of bonds, mortgage-backed and asset-backed securities are written down when a decline is considered to be other-than-temporary. The Company considers an impairment to be other than temporary (“OTTI”) if: (a) the Company’s intent is to sell, (b) the Company will more likely than not be required to sell, (c) the Company does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis, or (d) the Company does not expect to recover the entire amortized cost basis. The Company conducts a periodic management review of all bonds including those in default, not-in-good standing, or otherwise designated by management. The Company also considers other qualitative and quantitative factors in determining the existence of other-than-temporary impairments including, but not limited to, unrealized loss trend analysis and significant short-term changes in value, default rates, delinquency rates, percentage of nonperforming loans, prepayments, and severities. If the impairment is other-than-temporary, the non-interest loss portion of the impairment is recorded through realized losses and the interest related portion of the loss would be disclosed in the notes to the financial statements.

The non-interest portion is determined based on the Company’s “best estimate” of future cash flows discounted to a present value using the appropriate yield. The difference between the present value of the best estimate of cash

Page 6	The Penn Mutual Life Insurance Company

(In Thousands)

flows and the amortized cost is the non-interest loss. The remaining difference between the amortized cost and the fair value is the interest loss.

Preferred Stock  with a NAIC designation of 1 to 3 is valued at amortized cost. All other preferred stock is valued at the lower of cost or market. Fair value is determined using an external pricing service or management’s pricing model.

Common Stock  of the Company’s insurance affiliate is carried at its underlying audited statutory equity. Common stock of audited non-insurance affiliates is admitted at the GAAP-basis equity. Common stock of unaudited non-insurance affiliates is nonadmitted. Unaffiliated common stock is carried at fair value. Dividends are recognized in net investment income on the ex-dividend date. Other changes in the carrying value of affiliates are recognized as changes in unrealized gains or losses in surplus. The investment in capital stock of the Federal Home Loan Bank of Pittsburgh (FHLB-PGH) is carried at par, which approximates fair value. See the “Federal Home Loan Bank Borrowings” caption within this footnote for additional information on FHLB-PGH.

Real Estate  occupied by the Company is carried at depreciated cost. Depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income. The Company obtains an external appraisal on a tri-annual basis. The most recent appraisal was as of June 2013.

Policy Loans  are carried at the aggregate balance of unpaid principal and interest.

Cash and Short-term investments  Cash includes investments purchased with maturities of three months or less. Short-term investments, which are carried at amortized cost and approximate fair value, consist primarily of money market funds and investments purchased with maturities of greater than three months and less than or equal to 12 months.

Alternative Assets  consist primarily of limited partnerships. The Company accounts for the value of its investments at their underlying GAAP equity. Dividends/income distributions from limited partnerships are recorded in investment income. Undistributed earnings are included in unrealized gains and losses and are reflected in surplus, net of deferred taxes. Distributions that are recorded as a return of capital reduce the carrying value of the limited partnership investment. Due to the timing of the valuation data received from the general partner, these investments are reported in accordance with the most recent valuations received which are primarily on a one quarter lag.

Other Invested Assets  The Company utilizes derivative financial instruments, including interest rate swaps, inflation swaps, financial futures, currency forwards, interest rate caps and equity options, in the normal course of business to manage risk, in conjunction with its management of assets and liabilities and interest rate risk. The accounting treatment of specific derivatives depends whether on the financial instrument is designated and qualifies as a highly effective hedge. Derivatives used in hedging transactions that meet the criteria of a highly effective hedge are reported and valued in a manner that is consistent with the assets hedged. The change in fair value of these derivatives is recognized as an unrealized capital gain or (loss) until they are closed, at which time they are recorded in realized capital gains/(losses). Derivatives used in risk management transactions that do not meet the criteria of an effective hedge are accounted for at fair value, with changes in fair value recorded in unrealized capital gains/(losses). Derivatives with a positive fair value or carrying value are reported in other invested assets. Derivatives with a negative fair value or carrying value are reported in other liabilities. Realized gains and losses that are recognized upon termination or maturity of the derivatives backing assets that are interest related are transferred, net of taxes, to the IMR. All other realized gains and losses are recognized in net income upon maturity or termination of derivative contracts.

The Company has entered into interest rate and currency swaps, interest rate futures and equity options in the form of call spreads that qualify for hedge accounting. The currency swaps have been designated to qualify as cash flow hedges of cash flows associated with foreign denominated securities in the investment portfolio. The equity options in the form of call spreads have been designated to qualify as cash flow hedges of cash flows associated

2014 Statutory Financial Statements	Page 7

(In Thousands)

with indexed credits related to the annual return of the S&P 500 Index on Indexed Universal Life (“IUL”) and Variable Universal Life (“VUL”) policies. The interest rate swap has been designated to qualify as a fair value hedge of the impact of changing interest rates on three bonds in the corporate bond portfolio.

The Company may enter into interest rate swaps, total return swaps, inflation swaps, financial futures and equity options to hedge risks associated with the offering of equity market based guarantees in the Company’s annuity and indexed universal life insurance product portfolio, which do not meet the criteria of an effective hedge.

The Company uses currency forwards to hedge the risk embedded in its foreign currency denominated alternative assets. They are carried at fair value and do not meet the criteria of an effective hedge.

Interest rate caps and credit default swaps are carried at fair value. The Company’s use of interest rate caps is designed to manage risk associated with rising interest rates. Credit default swaps protect the Company from a decline in credit quality of a specified security. These do not meet the criteria of an effective hedge.

Investment income is recorded on an accrual basis. Amounts payable or receivable under total return, currency, credit default interest rate and inflation swap agreements are recognized as investment income or expense when incurred. The Company does not engage in derivative financial instrument transactions for speculative purposes. Refer to Note 6 for additional disclosures regarding derivatives.

The Company invests in LIHTC investments, which generate tax credits for investing in affordable housing projects. Investments in LIHTC are included in Other Invested Assets and are accounted for under the cost method. The delayed equity contributions for these investments are unconditional and legally binding and therefore, have been recognized as a liability. LIHTC investments are reviewed for OTTI, which is accounted for as a realized loss. See Note 3 for additional information regarding investments in LIHTC.

Other invested assets also include notes receivable from Janney Montgomery Scott, LLC (“JMS”), an affiliate, and the Company’s investment in its affiliate, Independence Square Properties, LLC (“ISP”). See Note 11 for additional information regarding these other invested assets.

INVESTMENT INCOME DUE AND ACCRUED  Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is not recorded on: (a) bonds in default; (b) bonds delinquent more than 90 days or where collection of interest is improbable; and (c) policy loan interest due and accrued in excess of the cash surrender value of the underlying contract.

PREMIUMS DUE AND DEFERRED  Deferred premium is the portion of premium not earned at the reporting date, net of loading. Loading is an amount obtained by subtracting the net premium from the gross premium and generally includes allowances for acquisition costs and other expenses. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments.

Uncollected premium is gross premium that is due and unpaid as of the reporting date, net of loading. Net premium is the amount used in the calculation of reserves. The change in loading is included as an expense and is

Page 8	The Penn Mutual Life Insurance Company

(In Thousands)

not shown as a reduction to premium income. The deferred and uncollected amounts and loading, were as follows at December 31:

	2014				2013

	New	Renewal	Group	Total	New	Renewal	Group	Total
Uncollected premium	$233	$7,771	NA		$220	$6,784	NA
Uncollected loading	(194)	(622)	NA		(174)	(718)	NA

Net uncollected	39	7,149	$385	$7,573	46	6,066	$434	$6,546

Deferred premium	9,890	46,999	NA		10,093	39,947	NA
Deferred loading	(7,631)	7,862	NA		(7,861)	7,342	NA

Net deferred	2,259	54,861	8	57,128	2,232	47,289	9	49,530

Subtotal — gross deferred and uncollected				64,701				56,076
Nonadmitted				(1,150)				—

Premiums due and deferred, net				$63,551				$56,076

FEDERAL INCOME TAX  The Company files a consolidated federal income tax return with its insurance and non-insurance subsidiaries. Each subsidiary’s tax liability or refund is accrued on a separate company basis. The Company reimburses subsidiaries for losses utilized in the consolidated return based on inter-company tax allocation agreements. The provision for federal income taxes is computed in accordance with the section of the Internal Revenue Code applicable to life insurance companies and is based on income that is currently taxable.

Uncertain tax positions (“UTP’”) are established when the merits of a tax position are evaluated against certain measurement and recognition tests. UTP changes are reflected as a component of income taxes.

Deferred income tax assets and liabilities are established to reflect the impact of temporary differences between the amount of assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes. These deferred tax assets or liabilities are measured by using the enacted tax rates expected to apply to taxable income in the period in which the deferred tax liabilities or assets are expected to be settled or realized. Changes in the deferred tax balances are reported as adjustments to surplus. Deferred tax assets in excess of the statutory limits are treated as nonadmitted assets and charged to surplus.

REINSURANCE  In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers under excess coverage and coinsurance contracts. The Company has set its retention limit for acceptance of risk on life insurance policies at various levels up to $5,000.

Reinsurance does not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the risk transfer of its reinsurance contracts and the financial strength of potential reinsurers. The Company regularly monitors the financial condition and ratings of its existing reinsurers to ensure that amounts due from reinsurers are collectible.

Insurance liabilities are reported net of the effects of reinsurance. Estimated reinsurance recoverables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts. See Note 10 for further discussion.

OTHER ASSETS  Computer equipment and packaged software is reported at cost of $97,032 and $90,744 less accumulated depreciation of $79,168 and $77,343 at December 31, 2014 and 2013, respectively. Computer equipment and packaged software is depreciated using the straight-line method over the lesser of its useful life or three years. Depreciation expense on computer equipment and packaged software charged to operations in 2014 and 2013 was $1,825 and $2,365, respectively. Furniture is depreciated on a straight-line basis over the estimated useful lives of the related assets. Leasehold improvements are depreciated over the remaining life of the lease.

2014 Statutory Financial Statements	Page 9

(In Thousands)

Building and property improvements are depreciated to the lesser of contractor estimate or the remaining life of the building.

In 2013, the Company entered into agreements to sell, and subsequently leaseback, certain assets. These agreements are considered operating leases. See Note 12 for additional discussion of these leaseback commitments.

SEPARATE ACCOUNT ASSETS AND LIABILITIES  The Company has separate account assets and liabilities representing segregated funds administered and invested by the Company primarily for the benefit of variable life insurance policyholders and annuity and pension contractholders, including the Company’s benefit plans. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. The separate accounts have varying investment objectives.

Separate account assets are stated at the fair value of the underlying assets, which are shares of mutual funds. The value of the assets in the Separate Accounts reflects the actual investment performance of the respective accounts and is not guaranteed by the Company. The liability represents the policyholders’ interest in the account and includes accumulated net investment income and realized and unrealized capital gains/(losses) on the assets, which reflects fair value. The investment income and realized capital gains/(losses) from separate account assets accrue to the policyholders and are not included in the Statements of Income and Loss. Mortality, policy administration, surrender charges assessed and asset management fees charged against the accounts are included in other revenue in the accompanying Statements of Income and Loss.

The Company issues variable annuity contracts in the separate accounts in which the Company provides various forms of guarantees to benefit the related contract holders called Guaranteed Minimum Death Benefits (“GMDB”), Guaranteed Minimum Accumulated Benefits (“GMAB”), GMAB/Guaranteed Minimum Withdrawal Benefits (“GMWB”) and GMWB with inflation protection. Reserves for these benefits are held in the general account. See Note 4 for a discussion of the Company’s obligation regarding these product features.

NONADMITTED ASSETS  Assets designated as nonadmitted by the NAIC include furniture, certain electronic data processing equipment, unamortized software, the amount of the deferred tax asset that will not be realized within the next three year period or that is above limitation amounts prescribed by SAP, the pension plan assets, certain investments in partnerships for which financial audits are not performed, certain other receivables, advances and prepayments, and uncollected premiums greater than 90 days from the due date. Such amounts are excluded from the Statements of Admitted Assets, Liabilities and Surplus. As of December 31, 2014 and 2013, the Company’s total nonadmitted assets were $159,908 and $153,146, respectively.

RESERVES AND FUNDS FOR THE PAYMENT OF INSURANCE AND ANNUITY BENEFITS  Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in-force. Any adjustments that are made to the reserve balances are reflected in the Statements of Income and Loss in the year in which such adjustments are made, with the exception of changes in valuation bases which are accounted for as charges or credits to surplus.

Reserves and funds for the payment of future life and annuity benefits are developed using actuarial methods based on statutory mortality and interest requirements. Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level, modified preliminary term or CRVM methods using the 1941, 1958, 1980, and 2001 Commissioners’ Standard Ordinary Mortality and American Experience Tables and assumed interest rates ranging from 2.25% to 4.50%. Reserves for substandard policies are computed using multiples of the respective underlying mortality tables. The Company has universal life contracts with secondary guarantee features. The Company establishes reserves according to Actuarial Guideline XXXVIII.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices. Surrender values are not promised in excess of the legally computed reserves.

Reserves for deferred fixed individual annuity contracts are developed using accepted actuarial methods computed principally under the Commissioners’ Annuity Reserve Valuation Method using applicable interest rates and

Page 10	The Penn Mutual Life Insurance Company

(In Thousands)

mortality tables, primarily on the 1949, 1971, 1983 and 2000 Individual Annuity Mortality Tables and rates ranging from 2.00% to 13.25%.

The Company also has deferred variable annuity contracts containing GMDB, GMAB and GMWB features. The Company establishes reserves according to requirements prescribed by the NAIC in Actuarial Guideline XLIII (VACARVM). See Note 4 for further discussion.

Reserves for group annuity contracts are developed using accepted actuarial methods computed principally on the 1971 and 1983 Group Annuity Mortality Tables and 1994 Group Annuity Reserving Tables with assumed interest rates ranging from 5.00% to 13.25%.

The Company had $6,407,597 and $6,023,717 and as of December 31, 2014 and 2013, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standards of valuation set by the Commonwealth of Pennsylvania.

The tabular interest has been determined from the basic data for the calculation of policy reserves. The tabular less actual reserves released have been determined by formula.

LIABILITIES FOR DEPOSIT-TYPE CONTRACTS  Reserves for funding agreements, dividend accumulations, premium deposit funds, investment-type contracts such as supplementary contracts not involving life contingencies, and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates.

The tabular interest for funds not involving life contingencies is determined as the change in reserves less funds added during the year less other increases, plus funds withdrawn during the year-end.

POLICYHOLDER’ DIVIDENDS  The liability for policyholders’ dividends includes the estimated amount of annual dividends and settlement dividends to be paid to policyholders in the following year. Policyholders’ dividends incurred are recorded in the Statements of Income and Loss. Dividends expected to be paid to policyholders in the following year are approved annually by the Company’s Board of Trustees. The allocation of these dividends to policyholders reflects the relative contribution of each group of participating policies to surplus and considers, among other factors, investment returns, mortality and morbidity experience, expenses, and income tax charges.

POLICY CLAIMS IN PROCESS  include provisions for payments to be made on reported claims and claims incurred but not reported.

INTEREST MAINTENANCE RESERVE  The IMR captures the realized capital gains/(losses) that result from changes in the overall level of interest rates and amortizes them into income over the calendar years to expected maturity.

ASSET VALUATION RESERVE  AVR is a contingency reserve to stabilize surplus against fluctuations in the statement value of common stocks, real estate investments, partnerships, LIHTC investments, and LLCs as well as non-interest related declines in the value of bonds, and certain derivatives. The AVR is reported in the Statements of Admitted Assets, Liabilities and Surplus and the change in AVR is reported in the Statements of Change in Surplus.

DRAFTS OUTSTANDING  that have not been presented for payment are recorded as a liability.

OTHER LIABILITIES  Other liabilities primarily include the fair value of certain derivative contracts in a loss position, collateral received from counterparties related to certain derivative contracts (see Note 6 for additional discussion of derivatives), and liabilities related to postretirement plans (see Note 8 for additional discussion of postretirement plans).

CONTINGENCIES  Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Regarding litigation, management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual. See Note 12 for further discussion.

2014 Statutory Financial Statements	Page 11

(In Thousands)

SURPLUS NOTES  On July 1, 2010, the Company issued Surplus Notes (“2010 Notes”) with a principal balance of $200,000, at a discount of $8,440. The 2010 Notes bear interest at 7.625%, and have a maturity date of June 15, 2040. The 2010 Notes were issued pursuant to Rule 144A under the Securities Act of 1933, as amended and are administered by a U.S. bank as registrar/paying agent. Interest on the 7.625% 2010 Notes is scheduled to be paid semiannually on April 1 and October 1 of each year. At December 31, 2014 and 2013, the amortized cost basis of the Notes was $191,956 and $191,856, respectively. Interest paid on the 2010 Notes was $15,250 and $15,250 as of December 31, 2014 and 2013, respectively. Total interest paid since the issuance of the 2010 Notes is $64,813.

On June 23, 2004, the Company issued Surplus Notes (“2004 Notes”) with a principal balance of $200,000, at a discount of $3,260. The 2004 Notes bear interest at 6.65%, and have a maturity date of June 15, 2034. The 2004 Notes were issued pursuant to Rule 144A under the Securities Act of 1933, as amended and are administered by a U.S. bank as registrar/paying agent. Interest on the 6.65% 2004 Notes is scheduled to be paid semiannually on April 1 and October 1 of each year. At December 31, 2014 and 2013, the amortized cost basis of the 2004 Notes was $197,275 and $197,207, respectively. Interest paid on the 2004 Notes was $13,300 and $13,300 as of December 31, 2014 and 2013, respectively. Total interest paid since the issuance of the 2004 Notes is $136,620.

RISK-BASED CAPITAL  Life insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC. Under those requirements, minimum amounts of statutory surplus are required to be maintained based on various risk factors related to it. At December 31, 2014, the Company’s surplus exceeds these minimum levels.

PREMIUM AND RELATED EXPENSE RECOGNITION  Life insurance premium revenue is generally recognized as revenue over the premium payment period of the related policies. Annuity premium on policies with life contingencies is recognized as revenue when received. Both premium and annuity considerations are recorded net of reinsurance premiums. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits. Benefits payments are reported net of the amounts received from reinsurers.

The Company accounts for deposit-type contracts (those that do not subject the Company to mortality or morbidity risk) under the deposit method. Amounts received from and payments to policyholders related to these contracts are recorded directly against the related policy reserves. Interest credited to policyholder accounts is reflected in expense. Fees charged to policyholder accounts are reflected in other revenue.

REALIZED AND UNREALIZED CAPITAL GAINS AND LOSSES  Realized capital gains and losses, net of taxes, excludes gains and losses transferred to the IMR. Realized capital gains and losses are recognized in net income and are determined using the specific identification method.

All after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related derivative activities for derivatives backing assets are transferred to the IMR and amortized into revenue. These interest-related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or, in the case of derivative financial instruments, over the remaining life of the underlying asset.

Unrealized capital gains and losses, net of deferred federal income taxes, are recorded as a change in surplus.

FEDERAL HOME LOAN BANK BORROWINGS  In August 2014, the Company became a member of the Federal Home Loan Bank of Pittsburgh (“FHLB-PGH”), which provides access to collateralized advances, collateralized funding agreements, and other FHLB-PGH products. Collateralized advances from the FHLB-PGH are classified in “Borrowed money”. Collateralized funding agreements issued to the FHLB-PGH are classified as liabilities for deposit-type funds and are recorded within “Reserves and funds for payment of insurance and annuity benefits.” These funding agreements have priority claim status above debt holders of the Company.

The Company’s membership in FHLB-PGH requires the ownership of member stock, and borrowings from FHLB-PGH require the purchase of FHLB-PGH activity based stock in an amount equal to 4% of the outstanding borrowings. All FHLB-PGH stock purchased by the Company is classified as restricted general account investments

Page 12	The Penn Mutual Life Insurance Company

(In Thousands)

within “Common stock — unaffiliated.” The Company’s borrowing capacity is determined by the lesser of the assets available to be pledged as collateral to FHLB-PGH or 10% of the Company’s prior period admitted general account assets. The fair value of the qualifying assets pledged as collateral by the Company must be maintained at certain specified levels of the borrowed amount, which can vary, depending on the nature of the assets pledged. The Company’s agreement allows for the substitution of assets and the advances are pre-payable. Current borrowings are subject to prepayment penalties.

As of December 31, 2014, borrowings from the FHLB-PGH, segregated by those classified as advances and funding agreements, including the maximum outstanding during the year ended December 31, 2014 were as follows:

	2014	Maximum during 2014

Debt-Advances	$—	$—
Funding Agreements		100,000

Total	$—	$100,000

NEW ACCOUNTING STANDARDS

Statement of Statutory Accounting Standards (SSAP) No. 92, “Accounting for Postretirement Benefits Other Than Pensions, A Replacement of SSAP No.14”, became effective January 1, 2013. This SSAP requires that the benefit obligation for other postretirement employee benefit plans is recognized on the Statements of Admitted Assets, Liabilities and Surplus. Such liability is required to be reported in the first quarter statutory financial statement after the transition date with a corresponding entry to unassigned funds.

Effective January 1, 2013, the Company had an initial transitional liability of $9,478 resulting primarily from the addition of non-vested participants to the liability. This transitional liability will be recognized in surplus over a period of up to 10 years. See Note 8 for additional information.

SSAP No. 102, “Accounting for Pensions, A Replacement of SSAP No.89”, became effective January 1, 2013. This SSAP requires that any underfunded defined benefit pension amounts, as determined when the projected benefit obligation exceeds the fair value of plan assets, to be recognized as a liability under SSAP No. 5R. Such liability is required to be reported in the first quarter statutory financial statement after the transition date with a corresponding entry to unassigned funds.

Qualified Plan — At transition, the Company recognized $25,938 in unrecognized transition obligations, prior service costs, and unrecognized losses as components of the beginning balance of unassigned funds as of January 1, 2013. This recognition resulted in a financial presentation which reflects the actual $12,476 overfunded status of the qualified plan (fair value of plan assets of $158,079 exceeded the projected benefit obligation of $145,603) as of January 1, 2013. As required under SSAP No. 102, overfunded plan assets are nonadmitted.

Non-qualified Plans — At transition, the Company recognized a pretax decrease to surplus of $853 from unrecognized transition obligations/assets, prior service costs/credits, and unrecognized gains/(losses) as a component of the beginning balance of unassigned funds as of January 1, 2013.

The NAIC adopted revisions to SSAP No. 30, “Investments in Common Stock”, SSAP No. 15, “Debt and Holding Company Obligations”, and SSAP No. 52, “Deposit Type Contracts”. These revisions clarified existing disclosure requirements and added certain additional disclosure requirements for entities entering into borrowing transactions with a Federal Home Loan Bank. The revisions were effective January 1, 2014. The Company has adopted the disclosure requirements, which are included in Note 2 and Note 3.

The NAIC adopted revisions to SSAP No. 26, “Bonds, Excluding Loan Backed Securities. These revisions clarified the differences between structured notes and structured securities and created a requirement to disclosure certain information for structured notes held on an individual security basis, including actual cost, fair value, carrying value,

2014 Statutory Financial Statements	Page 13

(In Thousands)

and whether or not the security is considered a mortgage-referenced security. The Company adopted these additional disclosure requirements, which are included in Note 3 to these financial statements.

The NAIC adopted revisions to SSAP No. 101, “Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 101”, which clarified that the authorized control level RBC computed without net deferred tax assets to be utilized when determining the amount of admissible net deferred tax assets is to be based on the current reporting period. The adoption of these revisions did not result in an impact to the financial statements.

The NAIC adopted revisions to SSAP No. 4, “Admitted and Nonadmitted Assets” which clarified that classification of an asset as admitted does not preclude an asset from disclosure as a restricted asset in required financial statement disclosures when the assets are pledged as collateral or otherwise restricted. The adoption of these revisions did not have an impact to the financial statements.

Note 3.  INVESTMENTS

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class (except for U.S. Treasury and U.S. Government guaranteed securities), geographic region, industry group, economic characteristic, investment quality, or individual investment.

BONDS AND PREFERRED STOCK  The following summarizes the admitted value and estimated fair value of the Company’s investment in bonds and preferred stock as of December 31, 2014 and 2013.

	Admitted Value	Gross Unrealized Capital		Estimated Fair Value
		Gains	Losses

December 31, 2014:
U.S. Treasury, U.S. Agency and other governmental securities	$408,464	$9,143	$2,816	$414,791
States governments and political subdivisions	968,415	176,569	887	1,144,097
Corporate securities	3,807,116	471,248	18,752	4,259,612
Residential mortgage-backed securities	161,249	20,290	117	181,422
Commercial mortgage-backed securities	1,404,702	89,916	2,971	1,491,647
Asset-backed securities	778,542	39,679	7,376	810,845

Total bonds	7,528,488	806,845	32,919	8,302,414
Redeemable preferred stock	72,905	3,376	248	76,033

TOTAL BONDS AND PREFERRED STOCK	$7,601,393	$810,221	$33,167	$8,378,447

	Admitted Value	Gross Unrealized Capital		Estimated Fair Value
		Gains	Losses

December 31, 2013:
U.S. Treasury, U.S. Agency and other governmental securities	$291,401	$6,388	$17,588	$280,201
States governments and political subdivisions	879,893	67,925	11,775	936,043
Corporate securities	3,749,127	300,782	104,834	3,945,075
Residential mortgage-backed securities	359,877	21,767	21	381,623
Commercial mortgage-backed securities	1,447,133	113,693	3,391	1,557,435
Asset-backed securities	515,685	32,180	8,602	539,263

Total bonds	7,243,116	542,735	146,211	7,639,640
Redeemable preferred stock	21,050	2,452	9	23,493

TOTAL BONDS AND PREFERRED STOCK	$7,264,166	$545,187	$146,220	$7,663,133

Page 14	The Penn Mutual Life Insurance Company

(In Thousands)

Included in the table above are securities held in custody and restricted for use under a reinsurance agreement with an admitted value and fair value totaling $574,172 and $682,537, respectively, as of December 31, 2014.

The following table summarizes the admitted value and estimated fair value of debt securities as of December 31, 2014 by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties. Securities that are not due on a single maturity are included as of the final maturity.

	Admitted Value	Estimated Fair Value

Due in one year or less	$196,199	$199,067
Due after one year through five years	640,963	710,712
Due after five years through ten years	683,598	710,669
Due after ten years	3,463,194	3,993,765
Residential mortgage-backed securities(1)	258,585	279,339
Commercial mortgage-backed securities(1)	1,426,341	1,514,060
Asset-backed securities(1)	859,608	894,802

Total bonds	7,528,488	8,302,414
Redeemable preferred stock	72,905	76,033

TOTAL BONDS AND PREFERRED STOCK	$7,601,393	$8,378,447

(1)	Includes U.S. Treasury/Agency structured securities

Mortgage and other asset-backed securities consist of commercial and residential mortgage pass-through holdings, securities backed by home equity and manufactured housing loans, credit tenant leases and equipment trust certificates. These securities follow a structured principal repayment schedule and are rated investment grade, other than $79,913, primarily in asset-backed securities. The mortgage and other asset-backed securities portfolios are presented separately in the maturity schedule due to the potential for prepayment. The weighted average life of this portfolio is 5.75 years.

Investments on deposit with regulatory authorities as required by law were $3,808 and $3,818 at December 31, 2014 and 2013, respectively. Investments pledged as collateral for derivative contracts were $3,821 and $42,610 at December 31, 2014 and 2013, respectively. These investments are not available for use by the Company. The Company also has pledged collateral in the form of cash for certain derivative transactions. Refer to Note 6 for additional disclosures on derivatives and related collateral.

At December 31, 2014, the largest industry concentration of the Company’s portfolio was investments in the electric utilities sector of $613,099, representing 8.1% of the total debt securities portfolio.

CREDIT LOSS ROLLFORWARD

The following represents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was not recognized in earnings.:

As of December 31,	2014	2013

Balance, beginning of period	$30,762	$30,238
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(31)	(61)
Credit loss impairments previously recognized on securities impaired to fair value during the period	—	—
Credit loss impairment recognized in the current period on securities not previously impaired	—	585
Additional credit loss impairments recognized in the current period on securities previously impaired	—	—

Balance, end of period	$30,731	$30,762

2014 Statutory Financial Statements	Page 15

(In Thousands)

UNREALIZED LOSSES ON INVESTMENTS

Management has determined that the unrealized losses on the Company’s investments in equity and fixed maturity securities at December 31, 2014 are temporary in nature.

The following tables are an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position as of December 31, 2014 and 2013, respectively.

	Less than 12 months		Greater than 12 months		Total
	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss

December 31, 2014:
U.S. Treasury, U.S. Agency and other governmental securities	$101,231	$1,797	$46,651	$1,019	$147,882	$2,816
States and political subdivisions	16,642	322	8,305	565	24,947	887
Corporate securities	375,393	10,582	182,082	8,170	557,475	18,752
Residential mortgage-backed securities	4,883	117	—	—	4,883	117
Commercial mortgage-backed securities	142,483	2,898	14,943	73	157,426	2,971
Asset-backed securities	248,320	4,501	30,583	2,875	278,903	7,376

Total Bonds	888,952	20,217	282,564	12,702	1,171,516	32,919
Redeemable Preferred Stock	21,437	236	788	12	22,225	248

TOTAL BONDS AND PREFERRED STOCK	$910,389	$20,453	$283,352	$12,714	$1,193,741	$33,167

	Less than 12 months		Greater than 12 months		Total
	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss

December 31, 2013:
U.S. Treasury, U.S. Agency and other governmental securities	$80,423	$10,913	$21,840	$6,675	$102,263	$17,588
States and political subdivisions	86,721	10,852	5,972	923	92,693	11,775
Corporate securities	992,315	82,306	125,475	22,528	1,117,790	104,834
Residential mortgage-backed securities	7,637	20	15	1	7,652	21
Commercial mortgage-backed securities	92,304	2,361	26,799	1,030	119,103	3,391
Asset-backed securities	118,527	6,242	33,833	2,360	152,360	8,602

Total Bonds	1,377,927	112,694	213,934	33,517	1,591,861	146,211
Redeemable Preferred Stock	—	—	1,191	9	1,191	9

TOTAL BONDS AND PREFERRED STOCK	$1,377,927	$112,694	$215,125	$33,526	$1,593,052	$146,220

Included in the December 31, 2014 amounts above is the interest portion of other-than-temporary impairments on securities of $148.

Page 16	The Penn Mutual Life Insurance Company

(In Thousands)

Unrealized losses on debt securities that were in an unrealized loss position less than twelve months at December 31, 2014, totaled 62% of the Company’s total fixed maturities unrealized loss, and unrealized losses on securities in an unrealized loss position greater than twelve months totaled 38% of the Company’s total fixed maturities unrealized loss. Of the total amount of debt securities unrealized losses, $28,116 or 85% is related to unrealized losses on investment grade securities. Investment grade is defined as a security having a credit rating in accordance with the NAIC methodology of 1 or 2. Unrealized losses on fixed maturity securities with a rating below investment grade represent $5,051 or 15% of the Company’s total fixed maturities unrealized losses.

The net decrease in the number of securities with fair values below amortized cost and in the amount of unrealized capital losses is primarily related to the declining interest rate environment, particularly among long duration corporate holdings as 30-year treasury rates fell more than 120 basis points during 2014.

U.S. Treasury, U.S Agency and Other Governmental Securities  Unrealized losses on the Company’s investments in U.S. Treasury, U.S. Agency and other governmental obligations were $2,816 or 8% of the Company’s unrealized losses for debt securities. These were spread over 10 securities which were primarily purchased prior to the interest rate spike during the second quarter of 2013.

States and Political Subdivisions  Unrealized losses on the Company’s investments in states and political subdivisions were $887 or 3% of the Company’s unrealized losses for debt securities. These were spread over 25 securities and the decline in value is attributable to an increase in treasury rates since purchase and widening credit spreads for select names.

Corporate Securities  Unrealized losses on corporate securities, which were primarily attributable to widening credit spreads and increasing interest rates since the date of purchase, were $18,752 or 57% of the total unrealized losses for debt securities. The amount of unrealized losses on the Company’s investment in corporate securities is spread over 157 individual securities with varying interest rates and maturities. There was one corporate security with a fair value below 80% of the security’s amortized cost.

Residential and Commercial Mortgage-Backed Securities  Unrealized losses on mortgage-backed securities were $3,088 or 9% of the total unrealized losses for debt securities. The amount of unrealized capital losses on the Company’s investment in mortgage-backed securities was due to several factors, depending upon the security. In general, the causes were: the increase in Treasury rates, illiquidity of the particular asset and spread widening specific to some individual securities. These losses were spread across 33 fixed and variable rate securities, 100% of which are investment grade. There were no mortgage-backed securities that were priced below 80% of the security’s amortized cost. Management believes the collateral is sufficient to recover amortized cost. The Company measures its mortgage-backed portfolio for impairments based on the security’s credit rating and whether the security has an unrealized loss. When the fair value of the security is below amortized cost and there are negative changes in estimated future cash flows, the security is deemed other-than-temporarily impaired. The Company also evaluates these securities for other-than-temporary impairments based on facts and circumstances, even if there has been no negative change in estimated future cash flows.

Other Asset-Backed Securities  Unrealized losses on asset-backed securities were $7,376 or 22% of the total unrealized losses for debt securities. The unrealized losses on these investments are primarily related to the increase in short-term interest rates and widening spreads for select issues. These losses are spread across 57 securities. Similar to mortgage-backed securities, the Company measures its asset-backed portfolio for impairments based on the security’s credit rating and whether the security has an unrealized loss. When the fair value of a security is below amortized cost and there are negative changes in estimated future cash flows, the security is deemed other-than-temporarily impaired. The Company also evaluates these securities for other-than-temporary impairments based on facts and circumstances, even if there has been no negative change in estimated future cash flows. There were no asset-backed securities that were priced below 80% of the security’s amortized cost.

Redeemable Preferred Stock  Unrealized Capital losses on redeemable preferred stock were $248 or 1% of the total unrealized capital losses for debt securities. The amount of unrealized capital losses on the Company’s investment in redeemable preferred stock is spread over 22 individual securities. There was no redeemable preferred stock that were priced below 80% of the security’s amortized cost.

2014 Statutory Financial Statements	Page 17

(In Thousands)

COMMON STOCK — UNAFFILIATED  Unaffiliated equity securities had gross unrealized capital gains of $127 and $0 and gross unrealized capital losses of $3,359 and $610 as of December 31, 2014 and 2013, respectively.

The following presents the gross unrealized capital losses and fair values for unaffiliated common stock with unrealized capital losses that are deemed to be only temporarily impaired and length of time that individual securities have been in an unrealized capital loss position, at:

	Less than 12 months		Greater than 12 Months		Total
	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses

Common stock — unaffiliated —
December 31, 2014	$57,253	$2,863	$1,470	$496	$58,723	$3,359
Common stock — unaffiliated —
December 31, 2013	1,356	610	—	—	1,356	610

The amount of unrealized capital losses on the Company’s investment in unaffiliated common stock is spread over 15 individual securities. There were no unaffiliated common stock securities that were priced below 80% of the security’s cost. Management has determined that the unrealized losses on the Company’s investments in unaffiliated common stock at December 31, 2014 are temporary in nature. For further discussion on how the Company evaluates the impairment, see Note 2.

Federal Home Loan Bank  The Company’s investment in the FHLB-PGH Class B Membership Capital Stock as of December 31, 2014 was $1,621. The Company held no other classes of FHLB-PGH Capital Stock as of December 31, 2014. The Class B Membership Capital Stock held by the Company is subject to written notices of requests for redemption followed by a 5 year waiting period.

As of December 31, 2014, the Company’s borrowing capacity with the FHLB-PGH was $916,675.

The following represents the amount of collateral pledged to the FHLB-PGH, and the maximum amount of collateral pledged is as follows:

	As of December 31, 2014	Maximum during 2014

Carrying value	$—	$106,609
Fair value	—	114,763

The amount of interest paid to FHLB-PGH on borrowings classified as funding agreements for the year ended December 31, 2014 was $54.

OTHER THAN TEMPORARY IMPAIRMENTS ON LOAN-BACKED SECURITIES  There were no other than temporary impairments recognized on loan-backed securities for the years ended December 31, 2014 and December 31, 2013.

REAL ESTATE  Investments in real estate consist of the Company’s home office property. As of December 31, 2014 and 2013, accumulated depreciation on real estate amounted to $18,601 and $17,628, respectively.

Page 18	The Penn Mutual Life Insurance Company

(In Thousands)

ALTERNATIVE ASSETS  The following table presents the Company’s Alternative assets portfolio as of December 31:

2014	Carrying Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period

Venture capital	$125,267	$87,161
MBO	45,374	29,083
Distressed	44,430	18,744
Real asset	52,021	37,404
Mezzanine	23,932	19,934
Infrastructure *	20,296	133	Semi-annually	30 days
Hedge funds	48,027	—	Monthly	5 days
Secondaries	7,150	2,643
Fund of funds	15,935	6,775
Senior mezzanine	7,482	10,931
Direct lending	8,154	3,967

Total Alternative Assets	$398,068	$216,775

*	Redemption option only applies to one infrastructure fund (Value = $8,071; Unfunded Commitment = $0)

The investment values are provided per the partnerships’ capital statements. The Company has reviewed events that have occurred since the date the values were calculated and has determined that no adjustments to the calculated values are necessary. With the exception of five open-ended investments within the portfolio, the Company’s interest cannot be redeemed. Instead, distributions from each fund result from the liquidation of the underlying assets. The period over which unredeemable investments are expected to be liquidated range from 5 years to 10 years.

As of December 31, 2014, none of these investments exceed 10% of the Company’s admitted assets. The Company recognized realized losses of $1,551 and $4,459 in 2014 and 2013, respectively, associated with other than temporary impairments of certain partnership investments. The Company considered the remaining life of the partnerships and the performance of the underlying assets when evaluating the facts and circumstances surrounding the recovery of the cost of the partnership investments.

The Company recognized realized gains of $408 and $8,225 for the years ended December 31, 2014 and 2013, respectively, associated with redemptions from hedge fund investments.

OTHER INVESTED ASSETS  Low Income Housing Tax Credits  The Company has no LIHTC properties under regulatory review at December 31, 2014 and 2013. Impairment is determined by comparing the book value of the investment with the present value of future tax benefits. The investment is written down if the book value is higher than the present value and the write-down is accounted for as a realized loss. There were no write-downs due to forfeiture of eligibility and there were no impairments during the years ended December 31, 2014 or 2013.

Commitments of $2,559 have been recorded in Other liabilities. The Company has unexpired tax credits with remaining lives ranging between 9-13 years. Required holding periods for LIHTC investments range between 12-15 years.

2014 Statutory Financial Statements	Page 19

(In Thousands)

NET INVESTMENT INCOME AND REALIZED CAPITAL GAINS/(LOSSES)  The following table summarizes the major categories of net investment income for the years ended:

December 31,	2014	2013

Income:
Bonds and preferred stock	$422,614	$406,310
Common stocks — affiliated	10,500	7,000
Unaffiliated	2,092	253
Real estate	2,760	2,760
Policy loans	15,202	15,266
Alternative assets	35,282	30,790
Other invested assets	31,007	45,346
Other	490	385
Derivatives	11,295	8,216
IMR amortization	(2,305)	3,237

Total investment income	528,937	519,563

Expenses:
Surplus note interest	28,718	28,706
Depreciation of real estate	973	707
Other investment expenses	18,880	17,965

Total investment expenses	48,571	47,378

NET INVESTMENT INCOME	$480,366	$472,185

During 2014 and 2013, proceeds from sales of bonds, preferred stock, and common stocks, and related gross realized gains and losses on those sales were as follows for the years ended December 31:

	2014			2013
	Proceeds From Sales	Gross Realized Gains	Gross Realized Losses	Proceeds From Sales	Gross Realized Gains	Gross Realized Losses

Bonds	$1,272,076	$56,171	$13,727	$535,040	16,963	5,083
Preferred stock	7,582	135	—	175	—	—
Common stock	11,276	4	188	6,463	3,460	2,713

In addition, during the years ended December 31, 2014 and 2013, the Company recognized realized losses of $0 and $585, respectively, related to the impairment of debt securities.

There was no nonadmitted accrued investment income at December 31, 2014 and 2013, respectively.

Realized capital gains/(losses) are reported net of federal income taxes and amounts transferred to the IMR as follows for the years ended:

December 31,	2014	2013

Realized capital gains/(losses)	$67,205	$(15,999)
Less:
Amount transferred to IMR (net of related taxes of $(23,440) in 2014 and $(7,615) in 2013)	19,402	1,123
Income tax effect on realized capital gains/(losses)	30,405	—

NET REALIZED CAPITAL GAINS/(LOSSES)	$17,398	$(17,122)

Page 20	The Penn Mutual Life Insurance Company

(In Thousands)

Portions of realized capital gains and losses that were determined to be interest related were transferred to the IMR.

The Company did not sell any securities with the NAIC’s designation 3 or below during the years ended December 31, 2014 and 2013 that were reacquired within 30 days of the sale date.

STRUCTURED NOTES  The following table represents structured notes held by the Company as of December 31, 2014:

CUSIP Identification	Actual Cost	Fair Value	Book/Adjusted Carrying Value	Mortgage- Referenced Security (Y/N)

3136F9RQ8	$1,294	$1,561	$1,396	N
912810FD5	182	248	181	N
912828C99	51,317	50,110	51,181	N
912828WU0	48,937	48,154	48,847	N

Note 4.  RESERVES AND FUNDS FOR PAYMENT OF ANNUITY BENEFITS

The Company’s separate accounts are non-guaranteed. The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts are illustrated below as of December 31, 2014:

December 31, 2014	General Account	Separate Account	Total	% of Total

Subject to discretionary withdrawal-with adjustments:
With fair value adjustment	$—	$—	$—	—%
At book value less surrender charges	523,283	—	523,283	6%
At fair value	—	5,754,931	5,754,931	64%

Subtotal	523,283	5,754,931	6,278,214	70%

Subject to discretionary withdrawal-without adjustment	1,416,062	—	1,416,062	16%
Not subject to discretionary withdrawal	984,916	317,429	1,302,345	14%

Total annuity reserves and deposit liabilities gross	2,924,261	6,072,360	8,996,621	100%

Less: reinsurance ceded	(4,039)	—	(4,039)

TOTAL ANNUITY RESERVES AND DEPOSIT LIABILITIES, NET	$2,920,222	$6,072,360	$8,992,582

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts are illustrated below as of December 31, 2013:

December 31, 2013	General Account	Separate Account	Total	% of Total

Subject to discretionary withdrawal-with adjustments:
With fair value adjustment	$—	$—	$—	—%
At book value less surrender charges	667,616	—	667,616	8%
At fair value	—	5,397,519	5,397,519	64%

Subtotal	667,616	5,397,519	6,065,135	72%

Subject to discretionary withdrawal-without adjustment	1,302,000	—	1,302,000	15%
Not subject to discretionary withdrawal	950,512	126,837	1,077,349	13%

Total annuity reserves and deposit liabilities gross	2,920,128	5,524,356	8,444,484	100%

Less: reinsurance ceded	(4,167)	—	(4,167)

TOTAL ANNUITY RESERVES AND DEPOSIT LIABILITIES, NET	$2,915,961	$5,524,356	$8,440,317

2014 Statutory Financial Statements	Page 21

(In Thousands)

The following summarizes total annuity actuarial reserves and liabilities for deposit-type contracts as of December 31:

	2014	2013

Statutory Statements of Admitted Assets, Liabilities and Surplus:
Policyholders’ reserves — group annuities	$279,343	$298,267
Policyholders’ reserves — individual annuities	2,110,245	2,086,772
Liabilities for deposit-type contracts	502,500	504,394
VACARVM reserves	28,134	26,528

Subtotal	2,920,222	2,915,961

Separate Account Annual Statement:
Annuities	6,072,208	5,524,179
Supplementary contracts with life contingencies	136	160
Other annuity contract-deposit-funds	16	17

Subtotal	6,072,360	5,524,356

TOTAL RESERVES	$8,992,582	$8,440,317

The Company has variable annuity contracts containing GMDB provisions that provide a specified minimum return upon death as follows:

RETURN OF PREMIUM  provides the greater of the account value or total deposits made to the contract less any partial withdrawals and assessments, which is referred to as “net purchase payments.” This guarantee is a standard death benefit on all individual variable annuity products.

STEP-UP  provides a variable death benefit equal to the greater of the account value and the highest variable account value adjusted for withdrawals and transfers from any prior contract anniversary date.

RISING FLOOR  provides a variable death benefit equal to the greater of the current account value and the variable purchase payments accumulated at a set rate and adjusted for withdrawals and transfers.

The following table summarizes the account values and net amount at risk (death benefit in excess of account value), net of reinsurance for variable annuity contracts with guarantees invested in the separate account as of December 31:

	2014	2013

Account value	$6,039,877	$5,503,782
Net amount at risk	48,961	54,335

The Company has variable annuity contracts that have GMAB and GMAB/GMWB Rider options. The GMAB provides for a return of principal at the end of a ten-year period. The GMAB/GMWB combination rider allows for guaranteed withdrawals from a benefit base after a selected waiting period. The GMWB riders are also available with inflation or death benefit protection. The benefit base is calculated as the maximum of principal increase at a roll up rate less any partial withdrawals during the accumulation phase, the current account value, and the highest anniversary value over the first ten years. The withdrawal amount is stated as a percentage of the benefit base and varies based on whether the annuitant selects lifetime withdrawals or a specified period. One version of this rider has an inflation adjustment applied to the Guaranteed Withdrawal Amount.

Page 22	The Penn Mutual Life Insurance Company

(In Thousands)

The following table summarizes the account values for the different benefit types as of December 31, 2014:

Rider Type	Contracts	Fund Value	Cash Value

GMAB	1,490	$168,684	$160,262
GMWB w/inflation	11,818	1,889,717	1,835,481
GMAB/GMWB	15,629	2,592,078	2,502,167
GMWB w/ DB	803	120,898	113,644

Total	29,740	$4,771,377	$4,611,554

The following table summarizes the account values for the different benefit types as of December 31, 2013:

Rider Type	Contracts	Fund Value	Cash Value

GMAB	1,229	$129,752	$123,072
GMWB w/inflation	10,986	1,677,470	1,619,930
GMAB/GMWB	14,939	2,340,519	2,247,484
GMWB w/ DB	621	86,746	80,467

Total	27,775	$4,234,487	$4,070,953

Reserves for living and death benefits are based on the methodology specified in Actuarial Guideline XLIII (VACARVM), which specifies the final reserve as the greater of standard and stochastic scenarios floored at the basic adjusted reserve and cash value. The standard scenario is based on a single path, deterministic projection with stipulated assumptions. The stochastic scenario is based on the Conditional Tail Expectation (“CTE”) 70% of 1000 stochastically generated interest rate scenarios. Prudent estimate assumptions including margins for uncertainty are used to calculate the stochastic amount. Key assumptions needed in valuing the liability include full withdrawals, partial withdrawals, mortality, the Consumer Price Index, investment management fees and revenue sharing, expenses, fund allocations and other policyholder behavior. In addition, a method for projecting interest rates and equity returns is required. The stochastic process also requires the projection of in-force general account assets, assets from reinvested cash flows and in-force hedge assets that support the liabilities. The key assumptions needed in valuing the assets include reinvestment asset mix, reinvestment credit spreads, default rates, implied volatility and swap interest rates. At December 31, 2014 and 2013, the standard scenario was the greater of the two measures and was used as the final reserve. The final reserve balance for policies that fall within the scope of Actuarial Guideline XLIII, which covers both Living and Death Benefit guarantees, is $5,885,362 and $5,346,764, as of December 31, 2014 and 2013, respectively. In 2014 and 2013, as a result of the annual assumption review, there was a release of reserves of $0 and $23,700, respectively.

Note 5.  SEPARATE ACCOUNTS

Separate Accounts Registered with the SEC  The Company maintains separate accounts, which are registered with the Securities Exchange Commission (“SEC”), for its individual variable life and annuity products with assets of $6,854,843 and $6,302,011 at December 31, 2014 and 2013, respectively. The assets for these separate accounts, which are carried at fair value, represent investments in shares of the Company’s Penn Series Funds and other non-proprietary funds.

Separate Accounts Not Registered with the SEC  The Company also maintains separate accounts, which are not registered with the SEC, with assets of $324,225 and $315,410 at December 31, 2014 and 2013, respectively. While the product itself is not registered with the SEC, the underlying assets are comprised of SEC registered mutual funds. The assets in these separate accounts are carried at fair value.

Information regarding the Separate accounts of the Company, all of which are nonguaranteed, is as follows:

	2014	2013

Premiums considerations and deposits	$509,356	$629,366
Reserves at December 31, at market value	6,986,569	6,419,466
Subject to discretionary withdrawal at market value	6,986,569	6,419,466

2014 Statutory Financial Statements	Page 23

(In Thousands)

The following table reconciles the amounts transferred to and from the separate accounts as reported in the financial statements of the separate accounts to the amount reported in the Statements of Income and Loss for the year ended December 31:

	2014	2013

Transfers as reported in the financial statements of the separate accounts:
Transfers to separate accounts	$509,356	$629,366
Transfers from separate accounts	358,141	318,456

Transfers as reported in the Statements of Income and Loss	$151,215	$310,910

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and transactions. For the current reporting year, the Company reported assets and liabilities from variable life and annuity product lines into a separate account.

The assets of the separate accounts, which are legally insulated from the general account, are comprised of the following product mix as of December 31:

Product Description	2014	2013

Enhanced Deferred Individual Annuity	$5,489,239	$4,948,248
Single Life Variable Universal Life	623,332	606,870
Basic Deferred Individual Annuity	438,453	441,325
Joint Life Variable Universal Life	303,819	305,568
Deferred Group Annuity	324,225	315,410

Total	$7,179,068	$6,617,421

Certain separate account liabilities are guaranteed by the general account.

As of December 31, 2014 and 2013, the general account of the Company had a maximum guarantee for separate account liabilities of $142,682 and $115,569, respectively. To compensate the general account for the risk taken, the separate account paid risk charges to the general account totaling $42,258 and $33,532 for the years ended December 31, 2014 and 2013, respectively and $99,979 for the three-year period between 2014 and 2012.

For the years ended December 31, 2014 and 2013, the general account of the Company has paid $443 and $1,296, respectively, towards separate account guarantees, and $6,090 cumulatively over the last five years.

Note 6.  DERIVATIVES

The Company utilizes derivatives to achieve its risk management goals. Exposure to risk is monitored and analyzed as part of the Company’s asset/liability management process, which focuses on risks that impact liquidity, capital, and income. The Company may enter into derivative transactions to hedge exposure to interest rate, credit, liability, currency, and cash flow risks. The Company uses forward contracts, swaps, futures, options, and caps to hedge these risks.

When entering into a derivative transaction, there are several risks, including but not limited to basis risk, credit risk, and market risk. Basis risk is the exposure to loss from imperfectly matched positions, and is monitored and minimized by modifying or terminating the transaction. Credit risk is the exposure to loss as a result of default or a decline in credit rating of a counterparty. Credit risk is addressed by establishing and monitoring guidelines on the amount of exposure to any particular counterparty. Market risk is the adverse effect that a change in interest rates, currency rates, implied volatility rates, or a change in certain equity indexes or instruments has on the value of a financial instrument. The Company manages the market risk by establishing and monitoring limits as to the types and degree of risk that may be undertaken. Also, the Company requires that an International Swaps and Derivatives

Page 24	The Penn Mutual Life Insurance Company

(In Thousands)

Association Master agreement govern all Over-the-Counter (“OTC”) derivative contracts. In addition, as a result of Dodd Frank Title VII, interest rate swaps are now centrally cleared through an exchange.

The following table presents the notional values, fair values and carrying values of derivative instruments designated and qualifying as hedging instruments. Derivative instruments with carrying values showing a gain are reported in other invested assets. Derivative instruments with carrying values showing a loss are reported in other liabilities.

Derivative Instruments Designated and Qualifying as Hedging Instruments

December 31,			2014						2013

	Number	Notional Value	Fair Value		Carrying Value		Number	Notional Value	Fair Value		Carrying Value
			Gain	(Loss)	Gain	(Loss)			Gain	(Loss)	Gain	(Loss)
Cash flow hedges:
Equity options	44	$950,163	$44,183	$—	$30,140	$—	—	$—	$—	$—	$—	$—
Currency swaps	7	39,086	3,054	(224)	1,731	—	5	31,486	—	(2,772)	—	(1,763)
Fair value hedges:
Interest rate swaps	1	25,000	—	(2,938)	—	—	—	—	—	—	—	—

Total designated and qualifying as hedges	52	$1,014,249	$47,237	$(3,162)	$31,871	$—	5	$31,486	$—	$(2,772)	$—	$(1,763)

The following table presents the notional and fair values of derivative financial instruments not designated and not qualifying as hedging instruments. Fair values showing a gain are reported in other invested assets. Fair values showing a loss are reported in other liabilities. For the derivative instruments shown below, fair values equal carrying values.

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments

December 31,		2014				2013

	Number	Notional Value	Fair Value		Number	Notional Value	Fair Value
			Gain	(Loss)			Gain	(Loss)
Interest rate futures	7,101	$1,255,727	$1,401	$(2,279)	8,500	$1,283,124	$68	$(3,283)
Interest rate caps	—	—	—	—	2	200,000	—	—
Credit default swaps	1	5,000	—	(591)	2	9,000	—	(818)
Equity futures	1,500	150,707	—	(5,705)	200	23,228	—	(94)
Foreign currency forwards	1	19,103	1,489	—	1	18,186	—	(404)
Interest rate swaps	13	1,139,400	1,876	(25,761)	15	1,685,000	181	(65,995)
Inflation swaps	2	125,000	—	(10,540)	2	125,000	—	(1,806)
Equity options	15	628,100	26,358	(1,692)	37	1,139,496	70,968	—
Total return swaps	4	270,472	—	(22,836)	3	190,837	652	(33,836)
Swaptions	5	695,000	—	(930)	1	50,000	1	—

Total not designated and not qualifying as hedges	8,642	$4,288,509	$31,124	$(70,334)	8,763	$4,723,871	$71,870	$(106,236)

2014 Statutory Financial Statements	Page 25

(In Thousands)

The impact of derivative instruments reported on the Statements of Income and Loss for the years ended December 31, 2014 and 2013, segregated by derivatives designated and qualifying as hedging instruments and derivatives not designated and not qualifying as hedging instruments, is reported in the tables below:

Derivative Instruments Designated and Qualifying as Hedging Instruments

Years Ended December 31,	2014		2013

	Net Investment Income/(Loss)	Net Investment Gains/(Losses)[1]	Net Investment Income/(Loss)	Net Investment Gains/(Losses)[1]
Cash flow hedges:
Interest rate swaps	$—	$—	$506	$1,335
Currency swaps	11	—	32	—
Fair value hedges:
Interest rate swaps	(231)	—	(1,614)	(8,606)
Interest rate futures	—	197	—	—

Total qualifying hedges	$(220)	$197	$(1,076)	$(7,271)

1	Net investment gains/(losses) were transferred to the IMR.

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments

Years Ended December 31,	2014		2013

	Net Investment Income/(Loss)	Net Investment Gains/(Losses)[1]	Net Investment Income/(Loss)	Net Investment Gains/(Losses)[1]
Interest rate futures	$—	$(8,985)	$—	$2,171
Interest rate caps		(4,380)	—	—
Credit default swaps	(274)	—	(347)	—
Equity futures	—	(23,293)	—	(49,458)
Foreign currency forwards	—	(149)	—	321
Interest rate swaps	10,979	28,334	10,438	(21,925)
Inflation swaps	(338)	—	(1,413)	8,209
Equity options	—	66,303	—	46,319
Total return swaps	1,148	(35,976)	615	(13,734)
Swaptions	—	3,581	—	919

Total nonqualifying hedges	$11,515	$25,435	$9,293	$(27,178)

1	$538 and $6,032, of the net investment gains/(losses) were transferred to the IMR for the years ended December 31, 2014 and 2013, respectively.

Derivative Instruments Designated and Qualifying as Hedging Instruments

The Company has entered into currency swaps that qualify for hedge accounting. These have been designated as cash flow hedges of cash flows related to foreign currency securities. These currency swaps are used to reduce market risks from changes in foreign exchange rates. The hedging instruments are held at amortized cost. For the currency swaps, the change in value related to foreign exchange fluctuations is recognized as an unrealized gain or loss, as applicable. The change in unrealized capital gains/(losses) for these currency swaps designated and qualifying as hedging instruments for the years ended December 31, 2014 and 2013 were $3,494 and $(1,763) respectively.

Derivative instruments used in cash flow hedges that meet the criteria of a highly effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. The maximum length of time over which the Company is hedging its exposure to the variability in future cash flows is 20 years.

Page 26	The Penn Mutual Life Insurance Company

(In Thousands)

The Company has purchased equity options in the form of call spreads that qualify for hedge accounting. These have been designated as cash flow hedges of cash flows related to the annual return of the S&P 500 Index. These call spreads are used to hedge the increase in liability associated with indexed credits on IUL and VUL policies. As these are derivatives in a highly effective hedge, they are carried at cost in a manner consistent with the firm commitment being hedged. At termination, a realized gain amount, net of the cost basis, is recognized within benefits paid to policyholders and beneficiaries on the Statements of Income and Loss, consistent with the change in liability associated with the account value. In the event that the hedge fails to qualify as being highly effective at any of the accounting measurement points, the hedge will be considered ineffective and the derivative will be marked to market and the associated change will be recognized as unrealized gain/(loss). At the time of exercise or expiration of the derivative, the associated realized gain or loss will flow through net investment gain/(loss) on the income statement.

The company has entered into an interest rate swap that qualifies for hedge accounting. The swap has been designated as a fair value hedge of changes in the market value of three bonds in the corporate bond portfolio due to changes in interest rates. The effective portion of the hedge flows through the income statement. At termination, the change in the fair value of the derivative flows through the income statement; the change in the fair value of the bonds will be used to adjust the book basis of the bonds and the remaining amount will be amortized over the remaining life of the bonds. The gain or loss of the derivative at termination will be amortized through IMR over the remaining life of the derivative.

During the year ended December 31, 2014, the Company entered into fair value hedge accounting for two interest rate futures. Hedge accounting for one such hedge was subsequently terminated when the derivative instrument was closed and resulted in a realized gain of $197. Hedge accounting for the other such hedge was subsequently terminated when the derivative instrument was closed, which was proven to be ineffective, resulting in a realized gain of $59. The realized gains for both hedges were transferred to the IMR and are being amortized over the duration of the derivative instruments.

During the year ended December 31, 2013, the Company entered into cash flow hedge accounting for one interest rate swap and fair value hedge accounting for two interest rate swaps. Hedge accounting was subsequently terminated when the derivative instruments were closed. This resulted in the realized gain related to the cash flow hedge interest rate swap of $1,335 and a realized loss for the fair value hedge interest rate swaps of $8,606, which were deferred into the IMR and are being amortized into income over the duration of the derivative instruments.

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments

The Company enters into interest rate caps, interest rate and equity futures, credit default swaps, forward contracts, interest rate swaps, inflation swaps and equity options that do not qualify for hedge accounting.

These instruments are carried at fair value and are classified as either other invested assets or other liabilities in the Statements of Admitted Assets, Liabilities and Surplus. The Company’s use of interest rate caps is designed to manage risk associated with rising interest rates. Credit default swaps protect the Company from a decline in credit quality of a specified security resulting in bankruptcy or the failure to pay. The Company may use “to be announced” forward contracts to gain exposure to the investment risk and return of mortgage-backed securities.

The Company uses interest rate swaps, interest rate futures and swaptions to reduce market risks from changes in interest rates; the Company uses inflation swaps as an economic hedge to reduce inflation risk associated with inflation-indexed liabilities.

Total return swaps and equity futures are used to hedge the company’s liability risk exposure to declines in the equity markets.

Foreign currency forwards are used to hedge the risk embedded in the Company’s investment in Euro-denominated alternative assets.

The Company offers IUL products which have embedded options with guaranteed returns. The Company uses equity options in the form of call spread options for protection from rising equity levels and rising volatility.

2014 Statutory Financial Statements	Page 27

(In Thousands)

The change in unrealized capital gains/(losses) for derivative instruments not designated and not qualifying as hedging instruments are as follows for the years ended December 31:

	2014	2013

Interest rate futures	$2,338	$(3,215)
Interest rate caps	4,380	—
Credit default swaps	227	(61)
Equity futures	(5,612)	4,155
Foreign currency forward	1,893	(1,015)
Interest rate swaps	41,970	(53,551)
Inflation swaps	(8,733)	(11,695)
Equity options	(33,024)	27,330
Total return swaps	10,348	(33,184)
Swaptions	785	(94)

Total	$14,572	$(71,330)

The Company offers a variety of variable annuity contracts with GMAB or GMWB (described further in Note 4.). The contractholders may elect to invest in equity funds. Adverse changes in the equity markets expose the Company to losses if the changes result in contractholder’s account balances falling below the guaranteed minimum. To mitigate the risk associated with these liabilities, the Company enters into equity futures. The changes in value of the futures will offset a portion of the changes in the annuity accounts relative to changes in the equity market.

CREDIT RISK

The Company is exposed to credit related losses in the event of non-performance by counterparties to derivative financial instruments. In order to minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to threshold and minimum transfer amounts that are functions of the counterparty’s credit rating. As of December 31, 2014 and 2013, the Company was fully collateralized thereby eliminating the potential for an accounting loss. Additionally, the agreements with the counterparties allow for contracts in a positive position to be offset by contracts in a negative position. This right of offset also reduces the Company’s exposure. As of December 31, 2014 and 2013, the Company pledged collateral of $6,731 and $44,498, respectively, in the form of securities and cash. The cash received from held collateral is invested in an interest bearing money market fund and is reflected as a short-term investment.

As of December 31, 2014 and 2013, the Company pledged collateral for futures contracts of $16,169 and $10,882, respectively, in the form of cash. Notional or contractual amounts of derivative financial instruments provide a measure of involvement in these types of transactions and do not represent the amounts exchanged between the parties engaged in the transaction. The amounts exchanged are determined by reference to the notional amounts and other terms of the derivative financial instruments.

At December 31, 2014 and 2013, the Company maintained claims related to certain derivatives associated with the bankruptcy of Lehman Brother Holdings, Inc. in 2008. In July 2013, one claim associated with Lehman Brothers Finance was sold for net proceeds of $8,471, resulting in a realized gain of $3,922. In 2014, cash settlements associated with Lehman Brothers Special Finance were received of $504, resulting in a realized gain of $71.

Note 7.  FAIR VALUE OF FINANCIAL INSTRUMENTS AND OFF-BALANCE-SHEET RISK

FAIR VALUE MEASUREMENT  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurement is based on assumptions market participants would make in pricing an asset or liability. Inputs to valuation techniques to measure fair value are prioritized by establishing a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to prices derived from unobservable inputs. An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its fair value measurement. The Company has categorized its assets and liabilities

Page 28	The Penn Mutual Life Insurance Company

(In Thousands)

into the three-level fair value hierarchy based upon the priority of the inputs. The following summarizes the types of assets and liabilities included within the three-level hierarchy:

Level 1	Fair value is based on unadjusted quoted market prices in active markets for identical assets or liabilities that are accessible at the measurement date. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: i) many transactions, ii) current prices, iii) price quotes not varying substantially among market makers, iv) narrow bid/ask spreads and v) most information publicly available. Prices are obtained from readily available sources for market transactions involving identical assets and liabilities.

Level 2	Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Prices for assets classified as Level 2 are primarily provided by an independent pricing service using observable inputs. In circumstances where prices from pricing services are reviewed for reasonability but cannot be corroborated to observable market data as noted above, these security values are recorded in Level 3 in the fair value hierarchy.

Level 3	Fair value is based on significant inputs that are unobservable for the asset or liability. These inputs reflect the Company’s assumptions about the assumptions market participants would use in pricing the asset or liability. These are typically less liquid fixed maturity securities with very limited trading activity. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models, market approach and other similar techniques. Prices may be based upon non-binding quotes from brokers or other market makers that are reviewed for reasonableness, based on the Company’s understanding of the market but are not further corroborated with other additional observable market information.

The determination of fair value, which for certain assets and liabilities is dependent on the application of estimates and assumptions, can have a significant impact on the Company’s results of operations. The following sections describe the valuation methodologies used to determine fair values as well as the key estimates and assumptions surrounding certain assets and liabilities, measured at fair value on a recurring basis, that could have a significant impact on the Company’s results of operations or involve the use of significant unobservable inputs.

The fair value process is monitored by an internal Valuation Group which meets at least quarterly. The Valuation Group consists of financial and investment professionals and utilizes additional subject matter experts as applicable. The purpose of the Valuation Group is to monitor the Company’s asset valuation policies and procedures by ensuring objective and reliable valuation practices and pricing of financial instruments, as well as addressing fair valuation issues, changes to valuation methodologies and pricing sources. To assess the continuing appropriateness of third party pricing service security valuations, the Valuation Group regularly monitors the prices, reviews price variance reports and compares prices to alternate sources for a sample of securities on a periodic basis. In addition, the Company performs an initial and ongoing review of the third party pricing services methodologies, reviews inputs and assumptions used for a sample of securities on a periodic basis and performs back testing on recent trades. Pricing challenges are raised on valuations considered not reflective of market and are monitored by the Valuation Group.

BONDS  The fair values of the Company’s debt securities are generally based on quoted market prices or prices obtained from independent pricing services. In order to validate reasonability, prices are reviewed by internal investment professionals through comparison with directly observed recent market trades or color or by comparison of significant inputs used by the pricing service to the Company’s observations of those inputs in the market. Consistent with the fair value hierarchy described above, securities with quoted market prices or corroborated valuations from pricing services are generally reflected within Level 2. Inputs considered to be standard for valuations by the independent pricing service include: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data and industry and economic events. In circumstances where prices from pricing services are reviewed for reasonability but

2014 Statutory Financial Statements	Page 29

(In Thousands)

cannot be corroborated to observable market data as noted above, these security values are recorded in Level 3 in the Company’s fair value hierarchy.

In circumstances where market data such as quoted market prices or vendor pricing is not available, internal estimates based on significant observable inputs are used to determine fair value. This category also includes fixed income securities priced internally. Inputs considered include: public debt, industrial comparables, underlying assets, credit ratings, yield curves, type of deal structure, collateral performance, loan characteristics and various indices, as applicable. Also included in Level 2 are private placement securities. There are several private placement bonds that are priced externally by asset management firms with expertise in the security type utilizing the discounted cash flows methodology applied through an industry standard analytical and valuation platform. Inputs considered are: public corporate bond spreads, industry sectors, average life, internal ratings, security structure, liquidity spreads, credit spreads and yield curves, as applicable. If the discounted cash flow model incorporates significant unobservable inputs, these securities would be reflected within Level 3 in the Company’s fair value hierarchy.

In circumstances where significant observable inputs are not available, estimated fair value is calculated internally by using unobservable inputs. These inputs reflect the Company’s assumptions about the inputs market participants would use in pricing the asset, and are therefore included in Level 3 in the Company’s fair value hierarchy. Circumstances where observable market data is not available may include events such as market illiquidity and credit events related to the security.

The Company’s Level 3 debt securities generally include certain privately placed commercial mortgage backed, asset backed trust preferred, public debt and certain private debt securities priced internally based on observable and unobservable inputs. Under certain conditions, the Company may conclude pricing information received from third party pricing services is not reflective of market activity and may over-ride that information with an internally developed valuation that utilizes market information and activity. As of December 31, 2014 and 2013, there were no debt securities carried at fair value that were valued in this manner.

Significant inputs used in valuing the Company’s Level 3 debt securities include: issue specific credit adjustments, illiquidity premiums, estimation of future collateral performance cash flows, default rate assumptions, acquisition cost, market activity for securities considered comparable and non-binding quotes from certain market participants. Certain of these inputs are considered unobservable, as not all market participants will have access to this data.

The methodologies followed for valuing the Company’s significant Level 3 debt securities include:

•

Commercial mortgage, residential mortgage and asset backed securities — These assets are valued based upon broker quotes which are updated regularly. The quoted valuation is based upon a discounted cash flow model and the assumptions underlying the model include swap curve rates, prepayment and default assumptions and an illiquidity premium. On a periodic basis, management reviews the underlying assumptions with the quoting broker and reviews the final quotes for reasonableness.

•

Asset backed trust preferred securities — The process used to value these assets consists of determining the current market price and credit spread of the underlying floating rate security that will be received at maturity of the trust. That value is then discounted based upon a rate consisting of the applicable swap yield to maturity, the discount margin and an illiquidity premium established by management.

EQUITY SECURITIES  Equity securities consist principally of investments in common and preferred stock of publicly traded companies, exchange traded funds, closed-end funds, and FHLB-PGH capital stock. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the Company’s fair value hierarchy. The fair values of non-exchange traded preferred equity securities are based on prices obtained from independent pricing services and, in order to validate reasonability, are compared with recent market trades we have directly observed. Accordingly, these securities are classified within Level 2 in the Company’s fair value hierarchy. Fair value for the FHLB capital stock approximates par value and is classified within Level 3 of the Company’s fair value hierarchy.

Page 30	The Penn Mutual Life Insurance Company

(In Thousands)

CASH AND SHORT-TERM INVESTMENTS  Short-term investments carried at Level 1 consist of money market funds and investments purchased with maturities of greater than three months and less than or equal to 12 months. These are carried at amortized cost and approximate fair value.

DERIVATIVE INSTRUMENTS  Derivatives instruments not qualifying as an effective hedge with a positive fair value are recorded as other invested assets. Derivatives instruments not qualifying as an effective hedge with negative fair values are reported as other liabilities. The fair values of derivative contracts are determined based on quoted prices in active exchanges or prices provided by counterparties, exchanges or clearing members as applicable, utilizing valuation models. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns and liquidity as well as other factors. In order to validate reasonability, prices are reviewed by our internal investment professionals through comparison with directly observed recent market trades, comparison with internal valuations estimated through use of valuation models maintained on an industry standard analytical and valuation platform, or comparison of all significant inputs used by the pricing service to our observations of those inputs in the market. Fair values can also be affected by changes in estimates and assumptions including those related to counterparty behavior used in valuation models.

The Company’s exchange traded futures include index futures that are valued using quoted prices in active markets and are classified within Level 1 in our fair value hierarchy. Derivative positions traded in the over-the-counter (“OTC”) derivative market are classified within Level 2. These investments include: interest rate swaps, interest rate caps, total return swaps, swaptions, and equity options. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, broker-dealer quotations, third-party pricing vendors and/or recent trading activity. Refer to Note 6 for additional disclosures regarding derivatives.

SEPARATE ACCOUNT ASSETS  Separate Account assets primarily consist of mutual funds. The fair value of mutual funds is based upon quoted prices in an active market, resulting in classification within Level 1 of the Company’s fair value hierarchy.

2014 Statutory Financial Statements	Page 31

(In Thousands)

The following table presents the financial instruments carried at fair value by caption on the Statements of Admitted Assets, Liabilities and Surplus and by valuation hierarchy (as described above).

December 31, 2014	FV Level 1	FV Level 2	FV Level 3	Total

Assets:
Bonds:
Corporate securities	$—	$285	$—	$285
Commercial MBS	—	3,311	—	3,311
Asset-backed securities	—	9,591	1,640	11,231

Total Bonds	—	13,187	1,640	14,827
Redeemable preferred stock	—	800	—	800
Common stock — unaffiliated	66,604	—	2,592	69,196
Derivatives
Interest rate swaps	—	1,876	—	1,876
Interest rate futures	1,401	—	—	1,401
Equity options	—	26,358	—	26,358
Foreign currency forwards	—	1,489	—	1,489

Total derivatives	1,401	29,723	—	31,124

Total investments	68,005	43,710	4,232	115,947
Separate account assets(1)	7,179,068	—	—	7,179,068

Total assets	$7,247,073	$43,710	$4,232	$7,295,015

Liabilities:
Derivatives	$(7,984)	$(62,350)	$—	$(70,334)

Total Liabilities	$(7,984)	$(62,350)	$—	$(70,334)

(1)	Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statements of Admitted Assets, Liabilities and Surplus.

Page 32	The Penn Mutual Life Insurance Company

(In Thousands)

The following table presents the financial instruments carried at fair value by caption on the Statements of Admitted Assets, Liabilities and Surplus and by valuation hierarchy (as described above).

December 31, 2013	FV Level 1	FV Level 2	FV Level 3	Total

Assets:
Bonds:
Corporate securities	$—	$188	$—	$188
Asset-backed securities	—	9,716	1,743	11,459

Total Bonds	—	9,904	1,743	11,647
Redeemable preferred stock	—	764	—	764
Common stock — unaffiliated	1,356	—	971	2,327
Derivatives
Interest rate swaps	—	181	—	181
Interest rate futures	68	—	—	68
Equity options	—	70,968	—	70,968
Total return swaps	—	652	—	652
Swaptions	—	1	—	1

Total derivatives	68	71,802	—	71,870

Total investments	1,424	82,470	2,714	86,608
Separate account assets(2)	6,617,421	—	—	6,617,421

Total assets	6,618,845	82,470	2,714	6,704,029

Liabilities:
Derivatives	$(3,377)	$(102,859)	$—	$(106,236)

Total liabilities	$(3,377)	$(102,859)	$—	$(106,236)

(2)	Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statements of Admitted Assets, Liabilities and Surplus.

SIGNIFICANT TRANSFERS BETWEEN LEVEL 1 AND LEVEL2  There were no significant transfers between Level 1 and Level 2.

CHANGES IN LEVEL 3 RECURRING FAIR VALUE MEASUREMENTS  When a determination is made to classify a financial instrument within Level 3, the determination is based upon the significance of the unobservable parameters to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable or Level 3 components, observable components (that is, components that are actively quoted and can be validated to external sources); accordingly, the gains and losses in the table below include changes in fair value due in part to observable factors that are part of the valuation methodology. There were no assets transferred in or out of Level 3 for the years ended December 31, 2014 and 2013.

2014 Statutory Financial Statements	Page 33

(In Thousands)

The tables below include a rollforward of the Statements of Admitted Assets, Liabilities and Surplus amounts for the years ended December 31, 2014 and 2013 (including the change in fair value), for financial instruments classified by the Company within Level 3 of the valuation hierarchy.

	Asset-Backed Securities	Common Stock	Total Assets

Balance January 1, 2014	$1,743	$971	$2,714
Transfers in	—	—	—
Transfers out	—	—	—
Total gains or losses (realized/unrealized) included in:
Income/(loss)	4	—	4
Surplus	4	—	4
Amortization/Accretion	—	—	—
Purchases/(Sales):
Purchases	—	9,672	9,672
(Sales)	(111)	(8,051)	(8,162)

Balance December 31, 2014	$1,640	$2,592	$4,232

	Asset-Backed Securities	Common Stock	Total Assets

Balance January 1, 2013	$1,726	$960	$2,686
Transfers in	—	—	—
Transfers out	—	—	—
Total gains or losses (realized/unrealized) included in:
Income/(loss)	(198)	—	(198)
Surplus	307	—	307
Amortization/Accretion	—	—	—
Purchases/(Sales):
Purchases	—	11	11
(Sales)	(92)	—	(92)

Balance December 31, 2013	$1,743	$971	$2,714

The following summarizes the fair value, valuation techniques and significant unobservable inputs of the Level 3 fair value measurements that were developed as of December 31, 2014:

	Fair Value	Valuation Technique	Significant Unobservable Inputs	Rate/Range or/ weighted ave.

Assets:
Investments
Bonds
Asset-backed securities	$1,640	Broker quote(1)	Not available	N/A
Common Stock	971	Enterprise valuation multiple(2)	Enterprise valuation multiple	6.0 multiple
	1,621	Set by issuer — FHLB-PGH(3)	Not available	N/A

Total investments	$4,232

(1)	Broker quoted fair values on these asset backed securities represent indicative, non-binding quotes developed by a single market maker. The significant inputs are not developed by the Company and are not reasonably available.
(2)	The Company estimates the fair value using a model which applies an enterprise valuation multiplier to estimated earnings before income taxes, depreciation, and amortization.
(3)	The par value of capital stock is $100. The capital stock is issued, redeemed and repurchased at par.

Page 34	The Penn Mutual Life Insurance Company

(In Thousands)

The following tables summarizes the aggregate fair value for all financial instruments and the level within the fair value hierarchy in which the fair value measurements in their entirety fall, for which it is practicable to estimate fair value, at December 31:

2014	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3	Not Practicable Carrying Value

Financial Assets:
Bonds	$8,302,414	$7,528,488	$18,174	$7,681,891	$602,349	$—
Redeemable preferred stock	76,033	72,905	44,875	29,976	1,182	—
Common stock-unaffiliated	69,196	69,196	66,604	—	2,592	—
Cash and short-term investments	128,700	128,700	128,700	—	—	—
Derivatives	78,361	62,995	1,401	76,960	—	—
Separate Account assets	7,179,068	7,179,068	7,179,068	—	—	—

Financial Liabilities:
Investment-Type Contracts
Individual annuities	$2,421,249	$2,367,290	$—	$—	$2,421,249	$—
Derivatives	73,496	70,334	7,984	65,512	—	—
Separate Account liabilities	7,179,068	7,179,068	7,179,068	—	—	—

2013	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3	Not Practicable Carrying Value

Financial Assets:
Bonds	$7,639,640	$7,243,116	$4,658	$7,259,124	$375,858	$—
Redeemable preferred stock	23,493	21,050	—	22,302	1,191	—
Common stock-unaffiliated	2,327	2,327	1,356	—	971	—
Cash and short-term investments	68,731	68,731	68,731	—	—	—
Derivatives	71,870	71,870	68	71,802	—	—
Separate Account assets	6,617,421	6,617,421	6,617,421	—	—	—

Financial Liabilities:
Investment-Type Contracts
Individual annuities	$2,412,259	$2,345,751	$—	$—	$2,412,259	$—
Derivatives	109,008	107,999	3,377	105,631	—	—
Separate Account liabilities	6,617,421	6,617,421	6,617,421	—	—	—

Note 8.  BENEFIT PLANS

The Company maintains both funded and unfunded non-contributory defined benefit pension plans covering all eligible employees. The Company also has other postretirement benefit plans (health care plans) covering eligible existing retirees and limited other eligible employees. The Company uses a measurement date of December 31 for all plans.

PENSION PLANS  The Company has both funded and unfunded non-contributory defined benefit pension plans covering all eligible employees. The Company’s policy is to fund qualified pension costs in accordance with the Employee Retirement Income Security Act of 1974. The Company may increase its contribution above the minimum based upon an evaluation of the Company’s tax and cash positions and the plan’s funded status.

2014 Statutory Financial Statements	Page 35

(In Thousands)

The Company approved the freezing of benefits under its qualified and Tax Equity and Fiscal Responsibility Act (“TEFRA”) pension plans effective December 31, 2005. Therefore, there no further benefits are accrued for participants.

OTHER POSTRETIREMENT AND POSTEMPLOYMENT BENEFITS  The Company provides certain life insurance and health care benefits (“other postretirement benefits”) for its retired employees and agents, and their beneficiaries and covered dependents.

OTHER PLANS  The Company has non-qualified deferred compensation plans that permit eligible key employees, producers and trustees to defer portions of their compensation to these plans. Certain Company contributions in excess of allowable qualified plan limits may also be credited to these plans. Company contributions and earnings on investments are recorded as expenses in the Statements of Income and Loss. To hedge against volatility for the investment earnings credited, the Company purchased corporate-owned life insurance contracts.

BENEFIT OBLIGATIONS  Accumulated benefit obligations represent the present value of pension benefits earned as of the measurement date based on service and compensation and do not take into consideration future salary increases. Projected benefit obligations for defined benefit plans represent the present value of pension benefits earned as of the measurement date projected for estimated salary increases to an assumed date with respect to retirement, termination, disability or death.

The following table sets forth the plans’ change in projected benefit obligation of the defined benefit pension and other postretirement plans as of December 31, 2014 and 2013:

	Pension Benefits		Other Benefits
	2014	2013	2014	2013

Change in projected benefit obligation
Projected benefit obligation at beginning of year	$159,925	$175,557	$25,822	$25,182
Service cost	—	—	382	823
Interest cost	7,573	6,932	1,012	1,070
Actuarial loss/(gain)	22,946	(14,107)	(492)	(3,465)
Benefits paid	(8,843)	(8,508)	(1,897)	(2,379)
Change in plan provisions	—	51	—	4,591

Projected benefit obligation at end of year	$181,601	$159,925	$24,827	$25,822

The weighted-average assumptions used to measure the actuarial present value of the projected benefit obligation were as follows at December 31:

	Pension Benefits		Other Benefits
	2014	2013	2014	2013

Discount rate	4.10%	4.85%	3.80%	4.50%
Rate of compensation increase	N/A	N/A	N/A	N/A

The discount rate is determined at the annual measurement date of the plans and is therefore subject to change each year. The rate reflects prevailing market rates for high quality fixed-income debt instruments with maturities corresponding to expected duration of the benefit obligations on the measurement date. The rate is used to discount the future cash flows of benefits obligations back to the measurement date.

As of December 31, 2014, the Company changed its mortality assumptions for all plans to reflect the RP-2014 fully generational mortality tables, with modification, in connection with the final updated RP-2014 mortality tables released by the Society of Actuaries in 2014.

Page 36	The Penn Mutual Life Insurance Company

(In Thousands)

PLAN ASSETS  The change in plan assets represents a reconciliation of beginning and ending balances of the fair value of the plan assets used to fund future benefit payments. The following table sets forth the change in plan assets as of December 31:

	Pension Benefits		Other Benefits
	2014	2013	2014	2013

Change in plan assets:
Fair value of plans assets at beginning of year	$175,673	$158,079	$—	$—
Actual return on plan assets	9,609	23,363	—	—
Employer contribution	2,658	2,739	1,897	2,379
Benefits paid	(8,843)	(8,508)	(1,897)	(2,379)

Fair value of plan assets at end of year	$179,097	$175,673	$—	$—

The plan assets consist primarily of mutual funds. The fair value of those funds is based upon quoted prices in an active market, resulting in a classification of Level 1.

The following table presents the financial instruments carried at fair value in Company’s pension plan asset as of December 31, 2014:

Asset Category	FV Level 1	FV Level 2	FV Level 3	Total

Equity funds	$90,395	$—	$—	$90,395
Bond funds	80,684	—	—	80,684
Money market funds	8,018	—	—	8,018

Total	$179,097	$—	$—	$179,097

The following table presents the financial instruments carried at fair value in Company’s pension plan assets as of December 31, 2013:

Asset Category	FV Level 1	FV Level 2	FV Level 3	Total

Equity funds	$90,329	$—	$—	$90,329
Bond funds	83,859	—	—	83,859
Money market funds	1,485	—	—	1,485

Total	$175,673	$—	$—	$175,673

The Company’s overall investment strategy with respect to pension assets are growth, preservation of principal, preservation of purchasing power and partial immunization through asset/liability matching while maintaining return objective over the long term. To achieve these objectives, the Company has established a strategic asset allocation policy. Plan assets are diversified both by asset class and within each asset class in order to provide reasonable assurance that no single security or class of security will have a disproportionate impact on the plan. The target allocation for 2014 and 2013 was 50%/50% between equity and bond funds. The target allocation for 2015 will be changed to a 30% - 70% / 30% - 70% allocation between equity and bond funds. The Company will continue its policy to rebalance the portfolio on an annual basis. Performance of investment managers, liability measurement and investment objectives are reviewed on a regular basis.

2014 Statutory Financial Statements	Page 37

(In Thousands)

The Company’s pension plan asset allocation at December 31, 2014 and 2013, and target allocations are as follows:

	2015 Target Allocation		Percentage of Plan Assets As of December 31,
Asset Category			2014	2013

Equity funds	30.0	% – 70.0%	50.5%	51.4%
Bond funds	30.0	% – 70.0%	45.0%	47.7%
Money market funds	0.0%		4.5%	0.9%

Total	100.0%		100.0%	100.0%

The expected rate of return on plan assets was estimated utilizing a variety of factors including the historical investment returns achieved over a long-term period, the targeted allocation of plan assets and expectations concerning future returns in the marketplace for both equity and debt securities. Lower returns on plan assets result in higher net periodic benefit cost.

AMOUNTS RECOGNIZED IN THE STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND SURPLUS  The funded status of the defined benefit plans is a comparison of the projected benefit obligations to the assets related to the respective plan, if any. The difference between the two represents amounts that have been appropriately recognized as expenses in prior periods that appear as the net amount recognized or represent amounts that will be recognized as expenses in the future through the amortization of the unrecognized net actuarial loss, unrecognized prior service costs, and remaining initial transition.

The following table sets forth the funded status of the plans as of December 31, 2014 and 2013 as of the measurement date.

	Pension Benefits		Other Benefits
	2014	2013	2014	2013

Benefit obligation	$(181,601)	$(159,925)	$(24,827)	$(25,822)
Fair value of plan assets	179,097	175,673	—	—

Funded Status	$(2,504)	$15,748	$(24,827)	$(25,822)

The funded status reconciles to amounts reported in the Statement of Admitted Assets, Liabilities, and Surplus as follows as of December 31:

	Pension Benefits		Other Benefits
	2014	2013	2014	2013

Prepaid pension asset (nonadmitted)	$27,993	$44,365	$—	$—
Accrued benefit cost and liability for benefits recognized (other liabilities)	(30,497)	(28,617)	(21,201)	(20,757)

	(2,504)	15,748	(21,201)	(20,757)
Unrecognized transition liability	—	—	(3,626)	(5,065)

Funded Status	$(2,504)	$15,748	$(24,827)	$(25,822)

The breakout of the fair value of plan assets, projected benefit obligation and accumulated benefit obligation for plans in an overfunded status, where the fair value exceeded the projected benefit obligation, and plans in an

Page 38	The Penn Mutual Life Insurance Company

(In Thousands)

underfunded status, where the projected benefit obligation exceeded the fair value of plan assets were as follows as of December 31:

	Overfunded Pension Plans		Underfunded Pension Plans
	2014	2013	2014	2013

Projected benefit obligation	$(151,104)	$(131,308)	$(30,497)	$(28,617)
Fair value of plan assets	179,097	175,673	—	—

Funded Status	$27,993	$44,365	$(30,497)	$(28,617)

Accumulated benefit obligation	$(151,104)	$(131,308)	$(30,497)	$(28,617)

SURPLUS ITEMS NOT YET RECOGNIZED  The amounts in surplus that have not yet been recognized as part of net periodic benefit cost/(credit) were as follows as of December 31:

	Pension Benefits		Other Benefits
	2014	2013	2014	2013

Unrecognized prior service cost	$—	$—	$1,754	$1,753
Unrecognized actuarial loss	29,896	5,369	3,374	3,866

Total	$29,896	$5,369	$5,128	$5,619

The following represents activity relating to amounts recognized in surplus or included in the remaining unrecognized transition liability from the adoption of SSAP No. 92 during the year ended December 31, 2014 and 2013, including reclassification adjustments for those amounts recognized as components of net periodic benefit cost/(credit), for the years ended December 31:

	Pension Benefits		Other Benefits
	2014	2013	2014	2013

Items not yet recognized as a component of net periodic benefit cost/(credit) — prior year	$5,369	$34,335	$5,619	$4,887
Net prior service cost arising during the period	—	50	—	4,592
Net prior service (cost)/credit recognized to net periodic benefit cost/(credit)	(15)	(36)	1	1
Net actuarial loss/(gain) arising during the period	25,421	(26,608)	(492)	(3,465)
Net actuarial (loss) recognized to net periodic benefit cost/(credit)	(879)	(2,372)	—	(396)

Items not yet recognized as a component of net periodic benefit cost — current year	$29,896	$5,369	$5,128	$5,619

Amounts in surplus expected to be recognized as components of net periodic benefit cost/(credit) in 2015 are as follows:

	Pension Benefits	Other Benefits

Amortization of net prior service credit	$—	$(1)
Amortization of actuarial net loss	1,430	85

2014 Statutory Financial Statements	Page 39

(In Thousands)

NET PERIODIC BENEFIT COST/(CREDIT)  The components of net periodic benefit cost/(credit) were as follows for the years ended December 31:

	Pension Benefits		Other Benefits
	2014	2013	2014	2013

Service cost	$—	$—	$382	$823
Interest cost	7,573	5,708	1,012	1,070
Expected return on plan assets	(12,084)	(9,638)	—	—
Amortization of prior service cost/(credit)	15	36	(1)	(1)
Amortization of actuarial losses/(gains)	879	2,372	—	396

Total net periodic benefit (credit)/cost	$(3,617)	$(1,522)	$1,393	$2,288

The weighted-average assumptions used to determine net periodic benefit cost/(credit) were as follows for the years ended December 31:

	Pension Benefits		Other Benefits
	2014	2013	2014	2013

Discount rate	4.85%	4.00%	4.50%	3.75%
Expected return on plan assets	7.00%	7.00%	N/A	N/A
Rate of compensation increase	N/A	N/A	N/A	N/A

The assumed health care cost trend rates used in determining net periodic benefit cost were as follows for the years ended December 31:

	2014		2013
	Pre-65	Post-65	Pre-65	Post-65

Health care cost trend rate assumed for next year	7.45%	6.75%	7.75%	7.00%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	5.00%	5.00%	5.00%	5.00%
Year that the rate reaches the ultimate trend rate	2022	2022	2019	2022

Assumed health care trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

	One-Percentage Point
	Increase	Decrease

Effect on total service and interest cost components	$90	$(79)
Effect of postretirement benefit obligation	1,512	(1,346)

ACTUAL CONTRIBUTIONS AND BENEFITS  The contributions made and the benefits paid from the plans at December 31 were:

	Pension Benefits		Other Benefits
	2014	2013	2014	2013

Employer Contributions	$2,658	$2,739	$1,897	$2,379
Benefits Paid	(8,843)	(8,508)	(1,897)	(2,379)

Page 40	The Penn Mutual Life Insurance Company

(In Thousands)

CASH FLOWS  The Company’s funding policy is to contribute an amount at least equal to the minimum required contribution under ERISA. The Company may increase its contribution above the minimum based upon an evaluation of the Company’s tax and cash positions and the plan’s funded status.

In 2015, the Company expects to make the minimum required contribution to the funded pension plan, currently estimated to be $0. The Company expects to contribute to the unfunded pension and postretirement plans in amounts equal to the expected benefit costs of approximately $2,795 and $1,955, respectively.

The estimated future benefit payments are based on the same assumptions as used to measure the benefit obligations as of December 31, 2014 and 2013. The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid:

	Pension Plan Benefits	Other Post Retirement Plan Benefits

2015	$9,403	$1,955
2016	9,726	1,944
2017	10,052	1,921
2018	10,363	1,875
2019	10,578	1,821
Years 2020-2024	54,402	8,157

Total	$104,524	$17,673

DEFINED CONTRIBUTION PLANS  The Company maintains four defined contribution pension plans for substantially all of its employees and full-time agents. For two plans, designated contributions of up to 6% or 8% of annual compensation are eligible to be matched by the Company. Contributions for the third plan are based on tiered earnings of full-time agents. The last plan, which covers employees of a subsidiary, is determined on a discretionary basis by the Board of Managers of that subsidiary. For the years ended December 31, 2014, and 2013, the expense recognized for these plans was $6,252 and $7,456, respectively.

At December 31, 2014 and 2013, $138,333 and $126,943, respectively, of the defined contribution plans’ assets were invested in the Company’s group annuity contracts.

Note 9.  FEDERAL INCOME TAXES

The Company is required to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable income exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused; although the realization is not assured, management believes it is more likely than not that the deferred tax assets, net valuation allowances, will be realized. The Company has not recorded a valuation allowance as of December 31, 2014 and 2013.

Effective January 1, 2012, the Company adopted Statement of Statutory Accounting Principles No. 101 — Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (“SSAP 101”). SSAP 101 includes a calculation for the limitation of gross deferred tax assets for insurers that maintain a minimum of 300% of their authorized control level RBC computed without net deferred tax assets. The Company exceeded the 300% minimum RBC requirement at December 31, 2013 and 2014.

2014 Statutory Financial Statements	Page 41

(In Thousands)

The components of deferred tax asset (DTAs) and deferred tax liabilities (DTLs) recognized by the Company are as follows as of December 31:

Description	2014			2013

	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$394,103	$33,710	$427,813	$295,615	$48,103	$343,718
Statutory valuation allowance adjustment	—	—	—	—	—	—

Adjusted gross deferred tax assets	394,103	33,710	427,813	295,615	48,103	343,718
Adjusted gross deferred tax assets nonadmitted	(94,522)	—	(94,522)	(60,983)	(11,502)	(72,485)

Subtotal — admitted adjusted deferred tax asset	299,581	33,710	333,291	234,632	36,601	271,233
Gross deferred tax liabilities	(70,315)	(32,825)	(103,140)	(57,218)	(21,489)	(78,707)

Net admitted deferred tax asset	$229,266	$885	$230,151	$177,414	$15,112	$192,526

Description	Changes during 2014

	Ordinary	Capital	Total
Gross deferred tax assets/(liabilities)	$98,488	$(14,393)	$84,095
Statutory valuation allowance adjustment	—	—	—

Adjusted gross deferred tax assets	98,488	(14,393)	84,095
Adjusted gross deferred tax asset nonadmitted	(33,539)	11,502	(22,037)

Subtotal — admitted adjusted deferred tax asset	64,949	(2,891)	62,058
Gross deferred tax (liability)/asset	(13,097)	(11,336)	(24,433)

Net admitted deferred tax asset	$51,852	$(14,227)	$37,625

Admission Calculation Components SSAP No. 101

Description	2014			2013

	Ordinary	Capital	Total	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—
Adjusted gross DTA expected to be realized (excluding the amount of DTA from above) after application of the threshold limitation (the lesser of 1 and 2 below))	196,542	33,609	230,151	177,414	15,112	192,526
1. Adjusted gross DTA expected to be realized following the balance sheet date	196,542	33,609	230,151	193,236	15,112	208,348
2. Adjusted gross DTA allowed per limitation threshold	—	—	232,766	—	—	192,526
Adjusted gross DTA (excluding the amount of DTA from above) offset by gross DTL	103,039	101	103,140	57,218	21,489	78,707

DTA admitted as the result of application of SSAP No.101	$299,581	$33,710	$333,291	$234,632	$36,601	$271,233

Page 42	The Penn Mutual Life Insurance Company

(In Thousands)

Description	Changes during 2014

	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
Adjusted gross DTA expected to be realized (excluding the amount of DTA from above) after application of the threshold limitation (the lesser of 1 and 2 below))	19,128	18,497	37,625
1. Adjusted gross DTA expected to be realized following the balance sheet date	3,306	18,497	21,803
2. Adjusted gross DTA allowed per limitation threshold	—	—	40,240
Adjusted gross DTA (excluding the amount of DTA from above) offset by gross DTL	45,821	(21,388)	24,433

DTA admitted as the result of application of SSAP No. 101	$64,949	$(2,891)	$62,058

	2014	2013

Ratio percentage used to determine recovery period and threshold limitation amount	573%	623%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$1,684,153	$1,283,506

The impact of tax planning strategies on the determination of adjusted gross DTA’s and net admitted DTA’s is as follows as of December 31:

2014			2013			Change

Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Adjusted gross DTA’s
Percentage of adjusted gross deferred tax assets attributable to the impact of tax planning strategies
100%	97%	100%	57%	97%	63%	43%	—%	37%

Net admitted DTA’s
Percentage for net admitted adjusted gross deferred tax assets admitted because of the impact of tax planning strategies
100%	100%	100%	72%	100%	74%	28%	—%	26%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no temporary differences for which a DTL has not been established.

Significant components of income taxes incurred

Current income taxes incurred consist of the following major components for the years ended December 31:

Description	2014	2013

Current federal income tax /(benefit )	$36,037	$(3,477)
Tax expense (benefit) on realized capital gains/(losses)	30,405	—
Utilization of capital loss carryforwards	—	—
Other, including prior year underaccrual/(overaccrual)	—	—

Federal and foreign income taxes incurred	$66,442	$(3,477)

2014 Statutory Financial Statements	Page 43

(In Thousands)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows as of December 31:

	2014	2013	Change

DTA resulting in book/tax difference in:
Ordinary:
Future policy benefits	$46,540	$46,725	$(185)
DAC	95,503	86,361	9,142
Dividend to policyholders	14,420	11,620	2,800
Deferred compensation	33,821	25,360	8,461
Nonadmitted assets	17,944	19,858	(1,914)
LIHTC credits	25,216	14,543	10,673
NOL Carryforward	78,512	72,155	6,357
Other- ordinary	11,004	8,422	2,582
Coinsurance transaction	10,571	10,571	—
PML Reserve Financing	60,572	—	60,572

Subtotal — Gross ordinary DTAs	394,103	295,615	98,488

Statutory valuation allowance adjustment — ordinary	—	—	—
Nonadmitted ordinary DTAs	(94,522)	(60,983)	(33,539)

Admitted ordinary DTAs	299,581	234,632	64,949

Capital:
Investments	1,162	1,818	(656)
Net unrealized capital losses	—	7,868	(7,868)
OTTI on investments	32,548	38,417	(5,869)

Gross capital DTAs	33,710	48,103	(14,393)
Statutory valuation allowance adjustment — capital	—	—	—
Nonadmitted capital DTAs	—	(11,502)	11,502

Admitted capital DTAs	33,710	36,601	(2,891)

Admitted DTAs	333,291	271,233	62,058

DTLs resulting in book/tax differences in:
Ordinary:
Investments — ordinary	(60,000)	(50,823)	(9,177)
Other	(10,315)	(6,395)	(3,920)

Ordinary DTLs	(70,315)	(57,218)	(13,097)

Capital:
Alternative asset investments	(27,791)	(21,489)	(6,302)
Net unrealized capital gains	(5,034)	—	(5,034)
Capital DTLs	(32,825)	(21,489)	(11,336)

DTLs	(103,140)	(78,707)	(24,433)

Net deferred tax asset	$230,151	$192,526	$37,625

Page 44	The Penn Mutual Life Insurance Company

(In Thousands)

The change in deferred income taxes, exclusive of the effect of nonadmitted assets, as the change in nonadmitted assets is reported separately from the change in net deferred income taxes in the Statements of Changes in Surplus, is comprised of the following:

	2014	2013	Change

Total deferred tax assets	$427,813	$343,718	$84,095
Total deferred tax liabilities	(103,140)	(78,707)	(24,433)

Net deferred tax asset	324,673	265,011	59,662
Statutory valuation allowance adjustment (“SVA”)	—	—	—
Net deferred tax asset/(liability) after SVA	324,673	265,011	59,662

Tax effect of net unrealized gains/(losses)			12,902
Tax effect of postretirement liability			(8,916)

Change in net deferred income tax			$63,648

Reconciliation of Federal Income Tax Rate to Actual Effective Rate

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing the differences as of December 31, 2014 are as follows:

Description	Amount	Tax Effect	Effective Tax Rate

Income before taxes	$95,128	$33,295	35.00%
Dividends received deduction	(27,842)	(9,744)	(10.24)%
Meals and entertainment	268	94	0.10%
Executive benefits	(5,463)	(1,912)	(2.01)%
IMR tax adjustment	2,305	807	0.85%
Income from affiliates	(37,540)	(13,139)	(13.81)%
Change in funded status of postretirement plans	25,475	8,916	9.38%
LIHTC	—	(10,673)	(11.22)%
Other	(13,857)	(4,850)	-5.10%

Total	$38,474	$2,794	2.95%

Federal income taxes incurred		$36,037	37.89%
Change in net deferred income tax		(63,648)	(66.91)%
Tax on capital gains/(losses)		30,405	31.97%

Total Statutory Taxes		$2,794	2.95%

The effective tax rate is primarily driven by the following components: (1) the reversal of income from affiliates, the tax on which is recorded in their separate company financial statements, (2) the dividends received deduction, and (3) low income housing tax credits.

At December 31, 2014, the Company had $224,319 of net operating loss carryforwards available that will begin to expire in 2026. In addition, the Company had LIHTC available of $25,216 that will expire starting in 2030.

At December 31, 2014, the Company had no Alternative Minimum Tax (“AMT”) credit carryforwards.

There was no income tax expense for 2014, 2013 and 2012 that is available for recoupment in the event of future net losses.

The Company has not made any deposits regarding the suspension of running interest (protective deposits) pursuant to Internal Revenue Code Section 6603.

2014 Statutory Financial Statements	Page 45

(In Thousands)

The Company’s federal income tax return is consolidated with its majority owned subsidiaries. The method of tax allocation among the companies is subject to a written agreement, whereby the tax allocation is made on a separate return basis. Effective January 1, 2014, the Company’s Tax allocation agreements have been modified. The modification allows for each direct Subsidiary of Parent that owns stock of another Subsidiary to be treated as the Intermediate Parent of the Intermediate Parent Group.

A listing of the companies included in the consolidated return is as follows:

Penn Insurance & Annuity Company

PIA Reinsurance Company of Delaware I

Horner, Townsend & Kent, Inc

HTK Insurance Agency, Inc

Independence Capital Management, Inc

The Internal Revenue Service (“IRS”) has completed their examination of the Company’s income tax returns through the year 2005. Income tax returns for the years 2006-2010 are currently under a limited scope audit. Management is not presently aware of any potential adjustments.

The Company had no loss contingencies for which it is reasonably possible that the total liability will significantly increase within the next twelve months of the reporting date.

Note 10.  REINSURANCE

The Company has assumed and ceded reinsurance on certain life and annuity contracts under various agreements. Reinsurance ceded permits recovery of a portion of losses from reinsurers.

The Company has entered into a contract to cede reserves pursuant to transactions subject to the requirements of Section 7 of the NAIC XXX and AXXX Reinsurance Model Regulation. The contract is a 70% coinsurance with funds withheld agreement with PIA effective December 31, 2014, to reinsure all risks related to an in-force block of single life no-lapse guaranteed universal life policies, net of inuring reinsurance, issued between October 2007 and June 2013 and inforce as of December 31, 2014. The policies are within the scope of the NAIC Valuation of Life Insurance Policies Model Regulation (“Regulation AXXX”). PIA contemporaneously reinsured the policies to PIA Reinsurance Company of Delaware I (“PIA RE I”), an authorized, affiliated reinsurer. The total reserve credit transferred at December 31, 2014 was $849,045. The reserve credit is supported by primary assets in the form of a funds withheld account held at the Company of $582,795, and other assets held by the ultimate assuming Company of $266,250.

The Company paid ceded premiums of $849,045 and received a commission and expense allowance of $93,187 in connection with the transaction. A liability for funds withheld under the coinsurance arrangement was also established as of December 31, 2014 in the amount of $582,795. The Company recognized and deferred a gain of $173,062, net of tax, to surplus that will be amortized into income as the earnings emerge over of the life of business. The Company did not recognize any income through December 31, 2014.

The table below highlights the reinsurance amounts shown in the accompanying financial statements.

	Gross Amount	Assumed	Ceded	Net Amount

December 31, 2014:
Premium and annuity considerations	$1,617,182	$48,834	$1,002,010	$664,006
Reserves and funds for payment of insurance and annuity benefits	8,472,568	24,093	1,390,521	7,106,140

December 31, 2013:
Premium and annuity considerations	$1,665,321	$48,797	$218,236	$1,495,882
Reserves and funds for payment of insurance and annuity benefits	7,854,703	23,680	459,317	7,419,066

Page 46	The Penn Mutual Life Insurance Company

(In Thousands)

In addition to the transaction noted above, the Company cedes certain insurance risks to PIA. The Company reduced its reserves by $338,684 and $307,360 as of December 31, 2014 and 2013, respectively. Net premium and annuity considerations ceded were $37,764 and $40,830 for the years ended December 31, 2014 and 2013, respectively.

The Company assumes the equity risk associated with PIA’s Indexed UL products. Net premium and annuity considerations assumed were $41,977 and $40,588 for the years ended December 31, 2014 and 2013, respectively. The Company increased its reserves for these products by $20,988 and $20,294 for the years ended December 31, 2014 and 2013, respectively.

The Company assumed from PIA policies issued after October 1, 2006 and before October 1, 2014 which resulted in retention greater than $1,000 per life. The Company maintained reserves related to these policies of $218 and $201 as of December 31, 2014 and 2013, respectively. Net premium and annuity considerations assumed from PIA were $1,955 and $2,824 for the years ended December 31, 2014 and 2013, respectively.

The Company has entered into an indemnity reinsurance agreement with a single non-affiliated reinsurer, whereby the Company cedes its risk associated with the Disability Income line of business. Under the agreement, 95% of the assets and liabilities were transferred to the reinsurer, and the assets were placed in a trust that names the Company as beneficiary. As of December 31, 2014 and 2013, the Company had a related reserve credit of $198,765 and $201,718, respectively, which was secured by investment grade securities with a market value of $237,522 and $210,614, respectively, held in trust.

The Company entered into a coinsurance agreement with an authorized, non-affiliated reinsurer, effective January 1, 2013, to coinsure an existing block of guaranteed term products issued from 2007 through 2012. The Company retains 20% of the risk while reinsuring the remaining 80%, up to excess retention, which is already reinsured through separate treaties. The Company transferred $67,400 of reserves and $23,300 in cash, and received a $44,100 ceding commission. The after-tax gain of $30,200 was a direct increase to surplus and will be amortized into income over the emerging earnings of the business. The Company did not recognize any amortization of this gain for the years ended December 31, 2014 and 2013.

Note 11.  RELATED PARTIES

The Company entered into revolving loan agreements with JMS on March 13, 2009 and January 15, 2010, to provide funding in an amount not to exceed $65,000 and $50,000, respectively. Terms of the loans specify that semi-annual interest be paid on the outstanding balances based on market rates determined at the dates of the loans. The principal balances are due to mature in January 2029 and March 2029, respectively.

The Company entered into revolving loan agreement with JMS on January 25, 2013, to provide funding in an amount not to exceed $80,000. Terms of the loan specify the interest rate will be the published 3-Month Libor +250bps as of the draw date and will subsequently reset on the first business day of every fiscal quarter. The principal balance is due to mature in January 2033.

The Company recorded $10,911 and $10,230 in interest income on these notes for the years ended December 31, 2014 and 2013, respectively. At December 31, 2014 and 2013, the Company had outstanding principle receivables from JMS of $165,000 and $155,000 and interest receivables of $2,782 and $2,715, respectively, relating to these agreements.

The Company acts in a fiduciary capacity for its defined benefit pension plan, which invests in the Company’s Separate Accounts. For the years ended December 31, 2014 and 2013, the Company recorded $0 and $51,354, respectively, in premium & annuity considerations received from the plan.

2014 Statutory Financial Statements	Page 47

(In Thousands)

The following summarizes the statement value of the Company’s unconsolidated subsidiaries and affiliates as of:

December 31,	2014	2013

Common Stock
PIA	$417,234	$310,741
Other affiliates	9,888	10,752

Total common stock	427,122	321,493
Other invested assets
ISP	175,172	192,613

Total	$602,294	$514,106

The Company’s unconsolidated subsidiaries had combined assets of $7,727,574 and $5,768,194 and combined liabilities of $7,025,582 and $5,064,039 as of December 31, 2014 and 2013, respectively. The admitted value of the Company’s investments in subsidiaries includes goodwill of $41,371 and $47,722 and other intangible assets of $6,320 and $6,897 at December 31, 2014 and 2013, respectively.

Note 12.  COMMITMENTS, CONTINGENCIES AND UNCERTAINTIES

LITIGATION  The Company and its subsidiaries are involved in litigation arising in and out of the normal course of business, which seek both compensatory and punitive damages. In addition, the regulators within the insurance and brokerage industries continue to focus on market conduct and compliance issues. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty.

In 2012, a putative class action complaint was filed against the Company in federal court alleging that the Company breached its contracts by allegedly failing to distribute surplus in excess of an alleged statutorily prescribed limit. After the complaint was filed, the Company moved to dismiss the complaint and plaintiffs opposed the Company’s motion. The court decided the motion by abstaining from adjudicating the matter, ruling that the matter was one that should be decided by the Commonwealth of Pennsylvania Insurance Department. The Company is awaiting plaintiffs’ filing with the Insurance Department. The Company believes that it has substantial defenses and will vigorously defend itself. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from this claim.

GUARANTY FUNDS  The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies’ amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The liability for estimated guaranty fund assessments net of applicable premium tax credits as of December 31, 2014 and 2013 was $750 and $750, respectively. The Company monitors sales materials and compliance procedures and makes extensive efforts to minimize any potential liabilities in this area. The Company believes such assessments in excess of amounts accrued will not materially impact its financial statement position, results of operation, or liquidity.

LEASES  In 2013, the Company entered into agreements to sell and subsequently leaseback certain assets. Computer equipment was sold for $1,070 with two different leaseback arrangements of $17 for 30 months and $15 for 36 months. Furniture and equipment was sold for $4,005 with a leaseback arrangement of $72 for 60 months. At the end of the lease terms, the Company has the option to return the equipment, purchase it at fair value or extend

Page 48	The Penn Mutual Life Insurance Company

(In Thousands)

the leases. The Company has also entered into other leases, primarily for field offices. As of December 31, 2014 future minimum payments under noncancellable leases are as follows:

For the year ending:

2015	$13,091
2016	11,806
2017	10,669
2018	7,849
2019	7,096
Thereafter	26,265

Rent expense was $17,105 and $ 15,341 as of December 31, 2014 and 2013, respectively.

COMMITMENTS  In the normal course of business, the Company extends commitments relating to its investment activities. As of December 31, 2014, the Company had outstanding commitments totaling $244,537 relating to these investment activities. The fair value of these commitments approximates the face amount.

UNCLAIMED PROPERTY  Significant attention has been focused on life insurance companies’ processes and procedures used to identify unreported death claims and whether life insurance companies use the Social Security Master Death File (“SSMDF”) to identify deceased policy and contract holders. The Company received notification from 14 states of their intent to examine compliance with their respective abandoned and unclaimed property acts. It is possible that other jurisdictions may pursue similar examinations. These actions may result in additional payments to beneficiaries, additional escheatment of funds deemed abandoned under state laws, administrative penalties, interest, and/or further changes to the Company’s procedures. While the Company is not currently able to estimate these additional possible costs, the Company does not believe they will have a material impact to its financial position or liquidity.

LOW INTEREST RATE ENVIRONMENT  A period of sustained low interest rates could negatively impact the Company’s profitability as the interest margin could decline. Declines in our interest margin or instances where the returns on our general account investments are not enough to support the interest rate guarantees could have a material adverse effect on our businesses or results of operations. The Company recognizes this risk and has been proactive in our investment strategies, product designs, crediting rate strategies and overall asset-liability practices to mitigate the risk of unfavorable consequences in this type of environment.

In periods when interest rates are declining or remain at low levels, we may have to reinvest the cash we receive as interest or return of principal on our investments in lower yielding instruments reducing our interest margin. Moreover, borrowers may prepay fixed-income securities and mortgage-backed securities in our general account in order to borrow at lower market rates, which exacerbates this risk. Lowering interest crediting rates helps to mitigate the effect of margin compression on some of our products. However, because many of our contracts have guaranteed minimum interest or crediting rates, our margin could still decrease and potentially become negative.

During period of low interest rates, policy reserves may not be sufficient to meet future obligations and may need to be strengthened, which would reduce net income in that reporting period. No additional policyholder reserves were established in 2014 or 2013 as a result of the low interest rate environment.

Note 13.  DEBT

The Company has entered into repurchase agreements with financial institutions in the normal course of investment activities; however, there were no open positions as of December 31, 2014 and 2013.

Note 14.  SUBSEQUENT EVENTS

The Company has evaluated events subsequent to December 31, 2014 and through the financial statement issuance date of February 13, 2015 and has determined that there were no significant events requiring recognition of disclosure in the financial statements.

2014 Statutory Financial Statements	Page 49

PennMutual.

Our Noble Purpose

Since 1847, Penn Mutual has been driven by our noble purpose — to create a world of possibilities, one individual, one family and one small business at a time. As an original pioneer of mutual life insurance in America, we believe that purchasing life insurance is the most protective, responsible and rewarding action a person can take to build a solid foundation today and create a brighter future for generations to come.

© 2015 The Penn Mutual Life Insurance Company and The Penn Insurance & Annuity Company, Philadelphia, PA 19172 www.pennmutual.com

PM6767

05/15

Part C

Other Information

Item 26: Exhibits

(a)(1)	Resolution of the Board of Trustees of The Penn Mutual Life Insurance Company establishing Penn Mutual Variable Life Account I (the “Registrant”) is incorporated herein by reference to Exhibit A(1)(a) to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 30, 1999 (EDGAR Accession No. 0000950116-99-000867).

(a)(2)	Resolution of the Executive Committee of the Board of Trustees of The Penn Mutual Life Insurance Company relating to investments held in the Registrant is incorporated herein by reference to Exhibit A(1)(b) to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000867).

(b)	Not applicable.

(c)(1)	Distribution Agreement between The Penn Mutual Life Insurance Company and Hornor, Townsend & Kent, Inc. is incorporated herein by reference to Exhibit A(3)(a)(1) to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000867).

(c)(2)	Form of Sales Support Agreement between The Penn Mutual Life Insurance Company and Hornor, Townsend & Kent, Inc. is incorporated herein by reference to Exhibit A(3)(a)(2) to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000867).

(c)(3)	Form of Agent’s Agreement relating to broker-dealer supervision is incorporated herein by reference to Exhibit 3(c) to the Registration Statement of Penn Mutual Variable Annuity Account III on Form N-4 (File No. 333-62811), as filed with the SEC on September 3, 1998 (EDGAR Accession No. 0001036050-98-001504).

(c)(4)	Form of Broker-Dealer Selling Agreement (for broker-dealers licensed to sell variable annuity contracts and/or variable life insurance contracts under state insurance laws) is incorporated herein by reference to Exhibit 3(d) to Pre-Effective Amendment No. 1 to the Registration Statement of Penn Mutual Variable Annuity Account III on Form N-4 (File No. 333-62811), as filed with the SEC on November 30, 1998 (EDGAR Accession No. 0001036050-98-002055).

(c)(5)	Form of Broker-Dealer Selling Agreement (for broker-dealers with affiliated corporations licensed to sell variable annuity contracts and/or variable life insurance policies under state insurance laws) and companion Form of Corporate Insurance Agent Selling Agreement is incorporated herein by reference to Exhibit 3(e) to Post-Effective Amendment No. 1 to the Registration Statement of Penn Mutual Variable Annuity Account III on Form N-4 (File No. 333-62825), as filed with the SEC on April 27, 1999 (EDGAR Accession No. 0000950116-99-000834).

(c)(6)	Schedule of Sales Commissions is incorporated herein by reference to Exhibit A(3)(c) to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000867).

(d)(1)	Specimen Last Survivor Flexible Premium Adjustable Variable Life Insurance Policy (Sex Distinct) is incorporated herein by reference to Exhibit A(5)(a)(1) to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000867).

1

(d)(2)	Specimen Last Survivor Flexible Premium Adjustable Variable Life Insurance Policy (Unisex) is incorporated herein by reference to Exhibit A(5)(a)(2) to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000867).

(d)(3)	Specimen Last Survivor Flexible Premium Adjustable Variable Life Insurance Policy (New York) is incorporated herein by reference to Exhibit A(5)(a)(3) to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000867).

(d)(4)	Flexible Period Single Life Supplemental Term Insurance Agreement (Sex Distinct) is incorporated herein by reference to Exhibit A(5)(b)(1) to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000867).

(d)(5)	Flexible Period Single Life Supplemental Term Insurance Agreement (Unisex) is incorporated herein by reference to Exhibit A(5)(b)(2) to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000867).

(d)(6)	Policy Split Option Agreement is incorporated herein by reference to Exhibit A(5)(c)(1) to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000867).

(d)(7)	Policy Split Option Agreement (New York), is incorporated herein by reference to Exhibit A(5)(c)(2) to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000867).

(d)(8)	Estate Growth Benefit Agreement is incorporated herein by reference to Exhibit A(5)(d) to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000867).

(d)(9)	Supplemental Exchange Agreement is incorporated herein by reference to Exhibit A(5)(e)(1) to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000867).

(d)(10)	Supplemental Exchange Agreement (New York) is incorporated herein by reference to Exhibit A(5)(e)(2) to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000867).

(d)(11)	Supplemental Term Insurance Agreement (Sex Distinct) is incorporated herein by reference to Exhibit A(5)(f)(1) to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000867).

(d)(12)	Supplemental Term Insurance Agreement (Unisex) is incorporated herein by reference to Exhibit A(5)(f)(2) to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000867).

(d)(13)	Guaranteed Continuation of Policy Agreement (Sex Distinct) is incorporated herein by reference to Exhibit A(5)(g)(1) to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000867).

(d)(14)	Guaranteed Continuation of Policy Agreement (Unisex) is incorporated herein by reference to Exhibit A(5)(g)(2) to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000867).

2

(d)(15)	Option to Extend the Maturity Date (Sex Distinct) is incorporated herein by reference to Exhibit A(5)(h)(1) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC on April 19, 2000 (EDGAR Accession No. 0000950116-00-000922).

(d)(16)	Option to Extend the Maturity Date (Unisex) is incorporated herein by reference to Exhibit A(5)(h)(2) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC on April 19, 2000 (EDGAR Accession No. 0000950116-00-000922).

(d)(17)	Return of Premium Term Insurance Agreement (Sex distinct) is incorporated herein by reference to Exhibit A(5)(i)(1) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC on April 19, 2000 (EDGAR Accession No. 0000950116-00-000922).

(d)(18)	Return of Premium Term Insurance Agreement (Unisex) is incorporated herein by reference to Exhibit A(5)(i)(2) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC on April 19, 2000 (EDGAR Accession No. 0000950116-00-000922).

(d)(19)	Estate Preservation Supplemental Term Insurance Agreement (Sex Distinct) is incorporated herein by reference to Exhibit A(5)(j)(1) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC on April 19, 2000 (EDGAR Accession No. 0000950116-00-000922).

(d)(20)	Estate Preservation Supplemental Term Insurance Agreement (Unisex) is incorporated herein by reference to Exhibit A(5)(j)(2) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC on April 19, 2000 (EDGAR Accession No. 0000950116-00-000922).

(e)(1)	Application Form for Last Survivor Flexible Premium Adjustable Variable Life Insurance is incorporated herein by reference to Exhibit A(10)(a) to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000867).

(e)(2)	Supplemental Application Form for Last Survivor Flexible Premium Adjustable Variable Life Insurance is incorporated herein by reference to Exhibit A(10)(b) to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000867).

(f)(1)	Charter of The Penn Mutual Life Insurance Company is incorporated herein by reference to Exhibit 6(a) to the Registration Statement of Penn Mutual Variable Annuity Account III on Form N-4 (File No. 333-62811), as filed with the SEC on September 3, 1998 (Accession No. 0001036050-98-001504).

(f)(2)	By-Laws of The Penn Mutual Life Insurance Company are incorporated herein by reference to Exhibit 6(b) to Pre-Effective Amendment No. 3 to the Registration Statement of Penn Mutual Variable Annuity Account III on Form N-4 (File No. 333-177543), as filed with the SEC on April 13, 2012 (EDGAR Accession No. 0001193125-12-162520).

(g)	Not Applicable.

(h)(1)	Sales Agreement between The Penn Mutual Life Insurance Company and Penn Series Funds, Inc. is incorporated herein by reference to Exhibit (h)(1) to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-6 (File No. 33-87276), as filed with the SEC on April 19, 2013 (EDGAR Accession No. 0001193125-13-162466).

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(h)(2)	Form of Sales Agreement between The Penn Mutual Life Insurance Company and Neuberger & Berman Advisers Management Trust is incorporated herein by reference to Exhibit 8(b)(1) to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC on April 29, 1996 (EDGAR Accession No. 0000950109-96-002471).

(h)(3)	Assignment and Modification Agreement between Neuberger & Berman Management Incorporated, Neuberger & Berman Advisers Management Trust and The Penn Mutual Life Insurance Company is incorporated herein by reference to Exhibit 8(b)(2) to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC on April 29, 1996 (EDGAR Accession No. 0000950109-96-002471).

(h)(4)	Amendment to Assignment and Modification Agreement between The Penn Mutual Life Insurance Company and Neuberger & Berman Advisers Management Trust is incorporated herein by reference to Exhibit A(8)(b)(3) to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on April 30, 1997 (EDGAR Accession No. 0000950109-97-003328).

(h)(5)	Form of Fund Participation Agreement between The Penn Mutual Life Insurance Company, TCI Portfolios, Inc. (renamed American Century Variable Portfolios, Inc. effective May 1, 1997), and Investors Research Company (renamed American Century Investment Management, Inc.) is incorporated herein by reference to Exhibit 8(a) to the Registration Statement of Penn Mutual Variable Annuity Account III on Form N-4 (File No. 333-62811), as filed with the SEC on September 3, 1998 (EDGAR Accession No. 0001036050-98-001504).

(h)(6)	Form of Participation Agreement between The Penn Mutual Life Insurance Company, Variable Insurance Products Fund and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 8(d) to the Registration Statement of Penn Mutual Variable Annuity Account III on Form N-4 (File No. 333-62811), as filed with the SEC on September 3, 1998 (EDGAR Accession No. 0001036050-98-001504).

(h)(7)	Form of Participation Agreement between The Penn Mutual Life Insurance Company and Variable Insurance Products Fund II is incorporated herein by reference to Exhibit 8(e) to the Registration Statement of Penn Mutual Variable Annuity Account III on Form N-4 (File No. 333-62811), as filed with the SEC on September 3, 1998 (EDGAR Accession No. 0001036050-98-001504).

(h)(8)	Participation Agreement between The Penn Mutual Life Insurance Company, Morgan Stanley Universal Funds, Inc. (renamed The Universal Institutional Funds, Inc. effective May 1, 2000), Morgan Stanley Asset Management Inc. and Miller Anderson & Sherrerd LLP is incorporated herein by reference to Exhibit 8(f) to Post-Effective Amendment No. 22 to the Registration Statement of Penn Mutual Variable Annuity Account III on Form N-4 (File No. 2-77283), as filed with the SEC on April 29, 1997 (EDGAR Accession No. 0001021408-97-000161).

(i)	Not applicable.

(j)	Not applicable.

(k)	Opinion and consent of Franklin L. Best, Esq., Managing Corporate Counsel, The Penn Mutual Life Insurance, dated April 16, 2001, as to the legality of the securities being registered is incorporated herein by reference to Exhibit 2 to the Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC on June 1, 2001 (EDGAR Accession No. 0000950116-01-500307).

(l)	Not Applicable.

(m)	Not Applicable.

(n)(1)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accountants, is filed herewith.

(n)(2)	Consent of counsel, Morgan, Lewis & Bockius LLP, is filed herewith.

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(o)	Not Applicable.

(p)	Not Applicable.

(q)	Amended and Restated Memorandum describing issuance, transfer and redemption procedures dated May 1, 2013 is incorporated herein by reference to Exhibit (q) to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-6 (File No. 33-87276), as filed with the SEC on April 19, 2013 (EDGAR Accession No. 0001193125-13-162466).

(r)(1)	Powers of Attorney for Messrs. Cook, Santomero, Lillie, Notebaert, Rock, Boehne, Chappell and Madame Carter are incorporated herein by reference to Exhibit I(1) to Post-Effective Amendment No. 23 to the Registrant’s Registration Statement on Form N-6 (File No. 33-87276), as filed with the SEC on April 25, 2012 (EDGAR Accession No. 0001193125-12-182425).

(r)(2)	Power of Attorney for Madame Pudlin is incorporated herein by reference to Exhibit I(2) to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-6 (File No. 33-87276), as filed with the SEC on April 19, 2013 (EDGAR Accession No. 0001193125-13-162466).

(r)(3)

Power of Attorney of Madame Waring dated April 4, 2014. Previously filed as Exhibit (r)(3) to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on April 18, 2014 (File No. 033-87276and Accession No. 0001193125-14-149072) and incorporated herein by reference.

Item 27: Directors and Officers of the Depositor

The following table sets forth the names of the executive officers of Penn Mutual and the officers and trustees of Penn Mutual who are engaged directly or indirectly in activities relating to the Separate Account or the Policies offered by the Separate Account.

Name and Principal Business Address*	Position and Offices with Depositor
Eileen C. McDonnell	Chairman, President and Chief Executive Officer
David O’Malley	Chief Operating Officer
Kevin T. Reynolds	Senior Vice President and Chief Legal Officer
Susan T. Deakins	Senior Vice President and Chief Financial Officer
Jay T. Lewellen	Vice President and Chief Actuary
Edward G. Boehne	Trustee of Penn Mutual
Joan P. Carter	Trustee of Penn Mutual
Robert E. Chappell	Trustee of Penn Mutual
William R. Cook	Trustee of Penn Mutual
Charisse R. Lillie	Trustee of Penn Mutual
Helen P. Pudlin	Trustee of Penn Mutual
Edmond F. Notebaert	Trustee of Penn Mutual
Robert H. Rock	Trustee of Penn Mutual
Anthony M. Santomero	Trustee of Penn Mutual
Susan D. Waring	Trustee of Penn Mutual

*	Unless otherwise listed, the principal business address of each of the trustees and officers is The Penn Mutual Life Insurance Company, Philadelphia, Pennsylvania 19172.

Item 28: Persons Controlled By or Under Common Control with the Depositor or Registrant Penn Mutual Wholly-Owned Subsidiaries

Penn Mutual established Penn Mutual Variable Life Account I as a separate investment account under Pennsylvania law on January 27, 1987.

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Corporation	Principal Business	State of Incorporation
The Penn Insurance and Annuity Company	Life Insurance and Annuities	Delaware
PIA Reinsurance Company of Delaware I	Reinsurance	Delaware
Independence Capital Management, Inc.	Investment Adviser	Pennsylvania
Penn Series Funds, Inc.	Investment Company	Maryland
Penn Mutual Payroll Administration, LLC	Payroll	Pennsylvania
Independence Square Properties, LLC*	Holding Company	Delaware
Hornor, Townsend & Kent, Inc.	Registered Broker-Dealer and Investment Adviser	Pennsylvania
ILS Holdings, LLC	Holding Company	Delaware

*	Independence Square Properties, LLC is 95.45% owned by Penn Mutual and 4.55% owned by The Penn Insurance and Annuity Company

Independence Square Properties, LLC

Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation
Walnut O Corporation	Investments	Pennsylvania
Janney Montgomery Scott LLC	Registered Broker-Dealer and Investment Adviser	Delaware
LEAP Systems, LLC	Software	Delaware

Janney Montgomery Scott LLC

Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation
JMS Resources, Inc.	Investments	Pennsylvania
Janney Capital Management, LLC	Investments	Delaware

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JMS Resources, Inc.

Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation
Janney Private Equity Company, Inc.	Investments	Delaware

Hornor, Townsend & Kent, Inc.

Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation
HTK Insurance Agency, Inc.	Insurance Agents or Brokers	Pennsylvania

All subsidiaries listed above are included in the Registrant’s consolidated financial statements.

Item 29. Indemnification

Section 6.2 of the By-Laws of The Penn Mutual Life Insurance Company (“Penn Mutual” or the “Company”) provides that, in accordance with the provisions of the Section, the Company shall indemnify trustees and officers against expenses (including attorneys’ fees), judgments, fines, excise taxes and amounts paid in settlement actually and reasonably incurred in connection with actions, suits and proceedings, to the extent such indemnification is not prohibited by law, and may provide other indemnification to the extent not prohibited by law. The By-Laws are filed as Exhibit 6(b) to the Form N-4 Registration Statement of Penn Mutual Variable Annuity Account III filed September 3, 1998 (File No. 33-62811).

Pennsylvania law (15 Pa. C.S.A. §§ 1741-1750) authorizes Pennsylvania corporations to provide indemnification to directors, officers and other persons.

Penn Mutual owns a directors and officers liability insurance policy covering liabilities that trustees and officers of Penn Mutual and its subsidiaries may incur in acting as trustees and officers.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30: Principal Underwriters

Hornor Townsend & Kent, Inc. serves as principal underwriters of the securities of the Registrant. Hornor Townsend & Kent, Inc. also serves as distributor of variable annuity contracts issued through Penn Mutual Variable Annuity Account III, a separate account of Penn Mutual.

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Hornor, Townsend & Kent, Inc. — Directors and Officers*

Michelle A. Barry	President, and Chief Executive Officer
Jason R. Albino	Chief Compliance Officer
Thomas H. Harris	Senior Vice President, Distribution
Timothy N. Donahue	Managing Director, Operations and Supervision
Michael W. Williams	Assistant Vice President, Distribution
James G. Murray	Tax Director
Franklin L. Best, Jr.	Counsel and Secretary
Matthew Tierney	Treasurer and Controller

The principal business address of the directors and officers is The Penn Mutual Life Insurance Company, Philadelphia, Pennsylvania, 19172.

Commissions and Other Compensation Received By Each Principal Underwriter During Last Fiscal Year:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Other Compensation
Hornor, Townsend & Kent, Inc.	$2,271	$0	$0	$0

Item 31: Location of Accounts and Records

The name and address of the person who maintains physical possession of each account, book or other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, is as follows:

The Penn Mutual Life Insurance Company

600 Dresher Road

Horsham, Pennsylvania 19044

Item 32: Management Services

Not applicable.

Item 33: Fee Representation

The Penn Mutual Life Insurance Company represents that the fees and charges deducted under the Flexible Premium Adjustable Variable Life Insurance Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

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SIGNATURES

As required by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and that it has duly caused this Post-Effective Amendment No. 26 to the Registration Statement on Form N-6 to be signed on its behalf, by the undersigned, thereunto duly authorized in the Township of Horsham and Commonwealth of Pennsylvania, on this 17th day of April, 2015.

PENN MUTUAL VARIABLE LIFE ACCOUNT I
(Registrant)

By:	THE PENN MUTUAL LIFE INSURANCE COMPANY
(Depositor)

By:	/s/ Eileen C. McDonnell
Eileen C. McDonnell
Chairman, President and Chief Executive Officer

As required by the Securities Act of 1933, as amended, this Post-Effective Amendment No. 26 to the Registration Statement on Form N-6 has been signed below by the following persons in the capacities indicated on the 17th day of April, 2015.

Signature	Title

/s/ Eileen C. McDonnell Eileen C. McDonnell	Chairman, President and Chief Executive Officer

/s/ David O’Malley David O’Malley	Executive Vice President and Chief Financial Officer

*EDWARD G. BOEHNE	Trustee

*JOAN P. CARTER	Trustee

*ROBERT E. CHAPPELL	Trustee

*WILLIAM R. COOK	Trustee

*CHARISSE R. LILLIE	Trustee

*HELEN P. PUDLIN	Trustee

*EDMOND F. NOTEBAERT	Trustee

*ROBERT H. ROCK	Trustee

*ANTHONY M. SANTOMERO	Trustee

*SUSAN D. WARING	Trustee

*By /s/ Eileen C. McDonnell Eileen C. McDonnell, attorney-in-fact

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Exhibit Index

Exhibit No.	Exhibit
(n)(1)	Consent of PricewaterhouseCoopers LLP
(n)(2)	Consent of Morgan, Lewis & Bockius LLP

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